UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22208

Valued Advisers Trust

(Exact name of registrant as specified in charter)

Huntington Asset Services, Inc. 2960 N. Meridian Street, Suite 300	Indianapolis, IN 46208
(Address of principal executive offices)	(Zip code)

Capitol Services, Inc.

615 S. Dupont Hwy.

Dover, DE 19901

(Name and address of agent for service)

With a copy to:

John H. Lively, Esq.

The Law Offices of John H. Lively & Associates, Inc.

A member firm of The 1940 Act Law GroupTM

11300 Tomahawk Creek Parkway,

Suite 310

Leawood, KS 66221

Registrant’s telephone number, including area code: 317-917-7000

Date of fiscal year end: 10/31

Date of reporting period: 10/31/13

Item 1.	Reports to Stockholders.

To the Shareholders of the Geier Strategic Total Return Fund (the “Fund”):

As noted in the Supplement to the Prospectus dated October 21, 2013, The Board of Trustees has determined to liquidate the Geier Strategic Total Return Fund and to cease operations of the Fund due to the difficulty encountered by the adviser in attracting and maintaining assets in the Fund given the Fund’s conservative strategy and the current bull market. The Fund ceased operations on November 25, 2013.

Although the Adviser believes in the long term prospects for the strategy of the Fund, the Fund is not currently attractive to new and existing prospects given the performance of the Fund and the current overall bullishness of the market. Investors currently seek higher levels of risk/return than our conservative strategy offers. We expect this very bullish environment to be sustained for as long as the Federal Reserve maintains its Quantitative Easing Programs and Zero Interest Rate Policies, now stated to last well into 2016.

Performance

As of October 31, 2013, our calendar year to date return was -7.6%. The Fund was positioned with a diversified mix of bonds with an average duration of approximately four years. We had lowered the duration from 5.7 years as of last year to help mitigate expected increases in interest rates. Over 90% of our bonds were investment grade.

We also maintained our positions in investments that would hedge an environment of increasing money supply leading to an eventual debased dollar and inflation. To that end, we kept assets such as TIPs (Treasury Inflation-Protected Securities) and commodities that provide degrees of inflation protection, which were purchased in 2012. TIPS, which move in lockstep with inflation and commodities like silver and gold, should perform well in inflationary periods.

Our cash position represented a fairly substantial holding throughout the year. In general, we do not like to hold cash and would prefer to employ it. Even though the equity market has risen substantially, we believe that Federal Reserve intervention rather than improving equity fundamentals has fueled the optimism. Once the stimulus is removed, we believe this artificial bull market will deflate to a level supported by fundamentals.

Unfortunately, our longer term themes proved to be significant short term performance detractors. Approximately 4% of the negative performance was due to the bond portfolio. Yields rose during the year in spite of Federal Reserve intervention, causing our bond prices to drop. For example, the US Treasury 10 year yield rose from about 1.8% at the beginning of the year to about 2.8%. Although these price drops are unrealized and will self-correct as the bonds approach maturity over the next few years, the short term impact on our NAV was painful.

The remainder of the negative performance was due to our Hard Asset allocation. We were wrong in the short term as investors see more opportunity in purchasing equities in spite of the longer term risks for inflation and dollar debasement. Investors aggressively sold their Hard Asset allocations to free up cash for equity purchases.

Impact

The shift in sentiment of investors to assume more risk as long as the Federal Reserve continues its Quantitative Easing Programs impacted not only our short term performance but the longer term viability of the Fund. In our first annual report, we wrote:

“Over the past few years, more and more investors like you have expressed concern for and exhaustion with the “roller coaster” feel of the markets. The stock market crash of 2008 brought a heightened sense of worry over the inherent risks of investing. Although the rebound since early 2009 has helped restore depleted portfolios, many investors acknowledge that they do not want to go through such an experience again.”

1

Our conservative, low volatility strategy attracted shareholders during the first two years as our Fund assets grew from approximately $26 million on December 31, 2010 to $38 million on December 31, 2012. However, investor sentiment shifted dramatically this year. Shareholders withdrew assets down to about $30 million as of March 31, 2013, $26 million as of June 30, 2013, and $15 million as of September 30, 2013. (Approximately $2.9 million of the decrease in net assets year to date was due to the negative performance.)

Based on its recent proclamations, we believe that the Federal Reserve will continue its Quantitative Easing Programs and Zero Interest Rate Policies well into 2016. Such an environment is not conducive to our Fund’s potential for growth and success. We therefore determined that it was in the best interest of shareholders to cease operations.

Feel free to contact us if you have any questions.

2

Investment Results – (Unaudited)

Total Returns *

(For the periods ended October 31, 2013)

		Average Annual Returns
		Since Inception
	One Year	(December 27, 2010)
Geier Strategic Total Return Fund	-10.11%	-1.48%
S&P 500® Index**	27.18%	14.92%

Total annual operating expenses, as disclosed in the Fund’s prospectus dated February 28, 2013, were 2.04% of average daily net assets (2.08% after fee recoupments by the Adviser). Prior to the decision to liquidate the Fund and cease operations, the Adviser contractually agreed to cap certain operating expenses of the Fund until February 28, 2014, so that total annual fund operating expenses do not exceed 1.70%. This operating expense limitation did not apply to brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, 12b-1 fees, extraordinary expenses and indirect expenses (such as “acquired fund fees and expenses”). Under certain circumstances, the Adviser would have been able to recover any expenses waived and/or reimbursed during the three-year period prior to the period in which such expenses are waived and/or reimbursed (the “Recoupment Right”). To the extent the Adviser reimburses the Fund for any Excluded Expenses, the Adviser would have been entitled to include such reimbursed Excluded Expenses in the amounts that are subject to recovery under the Recoupment Right.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Current performance of a Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-747-4268.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**	The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling 1-877-747-4268. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., Member FINRA.

3

The chart above assumes an initial investment of $10,000 made on December 27, 2010 (inception date of the Fund) and held through October 31, 2013. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares; although the performance does reflect the effect of the Fund paying certain taxes resulting from its failure to satisfy certain requirements under the Internal Revenue Code applicable to “regulated investment companies.” Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-877-747-4268. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

4

FUND HOLDINGS – (Unaudited)

1.	As a percentage of net assets.

The investment objective of the Geier Strategic Total Return Fund is to provide long-term total return from income and capital appreciation, with an emphasis on protection of capital under all market conditions.

AVAILABILITY OF PORTFOLIO SCHEDULE – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ABOUT THE FUND’S EXPENSES – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period, and held for the entire period from May 1, 2013 to October 31, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

5

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Geier Strategic Total Return Fund	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During the Period Ended October 31, 2013*
Actual	$1,000.00	$947.20	$9.57
Hypothetical ** (5% return before expenses)	$1,000.00	$1,015.37	$9.91

*	Expenses are equal to the Fund’s annualized expense ratio of 1.95%, multiplied by the average account value over the period, multiplied by 184/365.
**	Assumes a 5% return before expenses.

6

Geier Strategic Total Return Fund

Schedule of Investments

October 31, 2013

	Principal Amount or Shares	Fair Value
Corporate Bonds — 16.05%
AngloGold Ashanti Holdings PLC, 5.125%, 8/1/2022 (a)	$200,000	$178,076
General Electric Capital Corp., 0.443%, 1/8/2016 (b)	250,000	249,400
Lincoln National Corp., 7.000%, 5/17/2066 (b)	250,000	259,375
Macy’s Retail Holdings, Inc., 7.450%, 10/15/2016	500,000	574,571
SLM Corp., 1.777%, 11/1/2016 (b)	300,000	291,144
Tyson Foods, Inc., 6.600%, 4/1/2016	350,000	393,146
Whirlpool Corp., 6.500%, 6/15/2016	325,000	365,192

Total Corporate Bonds (Cost $2,240,031)		2,310,904

Municipal Bonds — 4.29%
County of Bertie, NC, 1.000%, 11/1/2013	200,000	200,000
County of Mahoning, OH, 5.500%, 12/1/2025	75,000	79,218
Utah State Board of Regents, 4.000%, 4/1/2019	305,000	337,919

Total Municipal Bonds (Cost $622,210)		617,137

Mortgage Backed Securities — 3.95%
Credit Suisse First Boston Mortgage Securities Corp., 2.564%, 10/25/2033 (b)	181,809	174,212
Freddie Mac REMICS, 0.076%, 6/15/2036 (c)	14,392	13,353
Morgan Stanley Mortgage Loan Trust, 2.469%, 10/25/2034 (b)	217,972	219,330
Structured Asset Securities Corp. Mortgage Pass-Through Certificates 2.412%, 4/25/2033 (b)	164,632	162,147

Total Mortgage Backed Securities (Cost $552,780)		569,042

U.S. Treasury Obligations — 17.36%
U.S. Treasury Note, 8.750%, 5/15/2020	1,500,000	2,154,843
U.S. Treasury Note, 6.125%, 8/15/2029	250,000	343,750

Total U.S. Treasury Obligations (Cost $2,314,198)		2,498,593

Preferred Stocks — 1.70%
Public Storage, Inc., 6.350%	10,000	244,300

Total Preferred Stocks (Cost $250,000)		244,300

Money Market Funds — 34.46%
Fidelity Institutional Money Market Treasury Only - Class I, 0.01% (d)	4,960,177	4,960,177

See accompanying notes which are an integral part of the financial statements.

7

Geier Strategic Total Return Fund

Schedule of Investments - continued

October 31, 2013

Fair Value
Total Money Market Funds (Cost $4,960,177)	$4,960,177

Total Investments – 77.81% (Cost $10,939,396)	11,200,153

Other Assets in Excess of Liabilities – 22.19%	3,193,630

TOTAL NET ASSETS – 100.00%	$14,393,783

(a)	Foreign corporate bond denominated in U.S. dollars.
(b)	Variable or Floating Rate Security. Rate disclosed is as of October 31, 2013.
(c)	Zero coupon bond. Rate disclosed is the effective rate as of October 31, 2013.
(d)	Rate disclosed is the seven day yield as of October 31, 2013.

See accompanying notes which are an integral part of the financial statements.

8

Geier Strategic Total Return Fund

Statement of Assets and Liabilities (a)

October 31, 2013

Assets
Investments in securities at fair value (cost $10,939,396)	$11,200,153
Receivable for investments sold	3,116,252
Dividends receivable	3,125
Interest receivable	142,966
Receivable from Adviser	4,200

Total Assets	14,466,696

Liabilities
Payable for fund shares redeemed	35,500
Payable to administrator, fund accountant, and transfer agent	6,734
Payable to custodian	1,467
Payable to trustees	199
12b-1 fees accrued	3,114
Other accrued expenses	25,899

Total Liabilities	72,913

Net Assets	$14,393,783

Net Assets consist of:
Paid-in capital	$16,076,944
Accumulated undistributed net investment (loss)	(8,868)
Accumulated undistributed net realized loss from investment transactions	(1,935,050)
Net unrealized appreciation on investments	260,757

Net Assets	$14,393,783

Shares outstanding (unlimited number of shares authorized, no par value)	1,544,474

Net asset value (“NAV”) and offering price per share	$9.32

Redemption price per share (NAV * 99%) (b)	$9.23

(a)	Liquidation basis.
(b)	The redemption price per share reflects a redemption fee of 1.00% on shares redeemed within 30 calendar days of purchase.

See accompanying notes which are an integral part of these financial statements.

9

Geier Strategic Total Return Fund

Statement of Operations (a)

For the year ended October 31, 2013

Investment Income
Dividend income (net of foreign withholding tax of $3,075)	$77,059
Interest income	454,850

Total investment income	531,909

Expenses
Investment Adviser fee	295,432
12b-1 fees	67,102
Administration expenses	27,991
Fund accounting expenses	25,000
Transfer agent expenses	26,012
Legal expenses	19,583
Registration expenses	31,182
Custodian expenses	9,565
Audit expenses	15,000
Trustee expenses	7,299
Insurance expense	5,063
Pricing expenses	14,130
Miscellaneous expenses	14,884

Total expenses	558,243

Fees waived and reimbursed by Adviser, net of recoupment	(35,240)

Net operating expenses	523,003

Net investment loss	8,906

Net Realized and Unrealized Loss on Investments
Net realized loss on investment securities	(1,931,735)
Net change in unrealized depreciation of investment securities	(1,040,037)

Net realized and unrealized loss on investments	(2,971,772)

Net decrease in net assets resulting from operations	$(2,962,866)

(a)	Liquidation basis.

See accompanying notes which are an integral part of these financial statements.

10

Geier Strategic Total Return Fund

Statements of Changes in Net Assets

	For the Year Ended October 31, 2013 (a)	For the Year Ended October 31, 2012
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$8,906	$158,876
Net realized gain (loss) on investment securities	(1,931,735)	252,511
Net change in unrealized appreciation (depreciation) of investments	(1,040,037)	1,046,048

Net increase (decrease) in net assets resulting from operations	(2,962,866)	1,457,435

Distributions
From net investment income	(135,991)	(217,686)
From net realized gains	(344,119)	(240,354)
From return of capital	(58,839)	—

Total distributions	(538,949)	(458,040)

Capital Transactions
Proceeds from shares sold	1,996,946	6,195,156
Proceeds from redemption fees (b)	645	10
Reinvestment of distributions	20,806	45,555
Amount paid for shares redeemed	(21,881,379)	(4,069,011)

Net increase (decrease) in net assets resulting from capital transactions	(19,862,982)	2,171,710

Total Increase (Decrease) in Net Assets	(23,364,797)	3,171,105

Net Assets
Beginning of period	37,758,580	34,587,475

End of period	$14,393,783	$37,758,580

Accumulated undistributed net investment (loss) included in net assets at end of period	$(8,868)	$(54,312)

Share Transactions
Shares sold	195,099	606,695
Shares issued in reinvestment of distributions	2,064	4,537
Shares redeemed	(2,239,566)	(399,656)

Net increase (decrease) in share transactions	(2,042,403)	211,576

(a)	Liquidation basis.
(b)	The Fund charges a redemption fee of 1.00% on shares redeemed within 30 calendar days of purchase.

See accompanying notes which are an integral part of these financial statements.

11

Geier Strategic Total Return Fund

Financial Highlights

(For a share outstanding throughout each period)

	Year Ended October 31, 2013*		Year Ended October 31, 2012	Period Ended October 31, 2011 (a)
Selected Per Share Data
Net asset value, beginning of period	$10.53		$10.25	$10.00

Investment Activities:
Net investment income (loss)	—	(b)(c)	0.04	—
Net realized and unrealized gains (losses)	(1.05)		0.37	0.25

Total from investment activities	(1.05)		0.41	0.25

Less Distributions to Shareholders:
From net investment income	(0.04)		(0.06)	—
From net realized gains	(0.10)		(0.07)	—
From return of capital	(0.02)		—	—

Total distributions	(0.16)		(0.13)	—

Paid in capital from redemption fees (d)	—		—	—

Net asset value, end of period	$9.32		$10.53	$10.25

Total Return (e)	(10.11)%		4.03%	2.50	%(f)
Ratios and Supplemental Data:
Net assets, end of period (000)	$14,394		$37,759	$34,587
Ratio of expenses to average net assets	1.95%		1.95%	2.65	%(g)(h)
Ratio of expenses to average net assets before recoupment/reimbursement	2.08%		1.91%	2.97	%(g)(i)
Ratio of net investment income (loss) to average net assets	0.03%		0.44%	(0.06	)%(g)(h)
Portfolio turnover rate	34%		91%	502	%(f)

*	Liquidation basis.
(a)	For the period December 27, 2010 (commencement of operations) through October 31, 2011.
(b)	Calculated using the average share method.
(c)	Amount represents less than $0.005 per share.
(d)	Redemption fees resulted in less than $0.005 per share in each period.
(e)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(f)	Not Annualized
(g)	Annualized
(h)	The expense ratio and net investment income ratio includes the effect of federal tax expense of 0.70%, which is the portion of federal tax expense not reimbursed by the Adviser.
(i)	The expense ratio before reimbursements includes taxes of 0.92%, a portion of which was voluntarily reimbursed by the Adviser.

See accompanying notes which are an integral part of these financial statements.

12

Geier Strategic Total Return Fund

Notes to the Financial Statements

October 31, 2013

NOTE 1. ORGANIZATION

The Geier Strategic Total Return Fund (the “Fund”) is an open-end, non-diversified series of the Valued Advisers Trust (the “Trust”). The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Board of Trustees (the “Board”). The Fund commenced operations on December 27, 2010. The Fund’s investment Adviser is Geier Asset Management, Inc. (the “Adviser”). The investment objective of the Fund is to provide long-term total return from income and capital appreciation, with an emphasis on protection of capital under all market conditions.

On October 29, 2013, the Board approved a plan to liquidate the Fund. Under that plan of liquidation, the Fund liquidated its assets and ceased operations effective as of November 25, 2013. The accompanying 2013 financial statements for the Fund are prepared on the liquidation basis of accounting in accordance with accounting principles generally accepted in the United States of America. Under the liquidation basis of accounting, assets are stated at their fair value or estimated realizable amount, liabilities are stated at their anticipated settlement amounts and all other costs of liquidation have been accrued. Assets and liabilities historically were carried at values that approximated fair value.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Taxes – The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended October 31, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. federal tax authorities for all tax years since inception.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The First In, First Out method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Distributions from Limited Partnerships are recognized on the ex-date. Income or loss from Limited Partnerships is reclassified in the components of net assets upon receipt of K-1’s. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

13

Geier Strategic Total Return Fund

Notes to the Financial Statements - continued

October 31, 2013

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Redemption Fees – The Fund charges a 1.00% redemption fee for shares redeemed within 30 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income, net realized long-term capital gains and its net realized short-term capital gains, if any, to its shareholders on at least an annual basis. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended October 31, 2013, the Fund made the following reclassifications to increase (decrease) the components of net assets.

Paid in Capital	Accumulated Undistributed Net Investment Loss	Accumulated Net Realized Gain from Investments
$(227,873)	$231,368	$(3,495)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (ex., the risk inherent in a particular valuation technique used to measure fair value including items such as pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

14

Geier Strategic Total Return Fund

Notes to the Financial Statements — continued

October 31, 2013

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Equity securities, including common stocks, exchange-traded funds, closed end funds, and preferred stocks, are generally valued by using market quotations, furnished by a pricing service. Securities that are traded on any stock exchange are generally valued at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security is classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security is classified as a Level 2 security. When market quotations are not readily available, when the Fund determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Fund, in conformity with guidelines adopted by and subject to review by the Board. These securities are categorized as Level 3 securities.

Investments in open-end mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities are categorized as Level 1 securities.

Fixed income securities such as corporate bonds, municipal bonds, U.S. government securities, and mortgage-backed securities when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Fund believes such prices more accurately reflect the fair value of such securities. A pricing service uses various inputs and techniques, which include broker-dealer quotations, like trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of fixed income securities are categorized as Level 2 securities. If the Fund decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Fund, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), including U.S. government securities, are valued by using the amortized cost method of valuation, which the Board has determined represents fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Fund is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Fund would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Fund’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of

15

Geier Strategic Total Return Fund

Notes to the Financial Statements - continued

October 31, 2013

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Fund is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available. Any fair value pricing done outside the Fund’s approved pricing methods must be approved by the Pricing Committee of the Board.

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2013:

	Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds	$—	$2,310,904	$—	$2,310,904
Municipal Bonds	—	617,137	—	617,137
Mortgage Backed Securities	—	569,042	—	569,042
U.S. Treasury Obligations	—	2,498,593	—	2,498,593
Preferred Stocks	244,300	—	—	244,300
Money Market Funds	4,960,177	—	—	4,960,177

Total	$5,204,477	$5,995,676	$—	$11,200,153

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund recognizes transfers between fair value hierarchy levels at the reporting period end. There were no transfers between any Levels for the fiscal year ended October 31, 2013.

NOTE 4. ADVISER FEES AND OTHER TRANSACTIONS

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.10% of the Fund’s average net assets. For the fiscal year ended October 31, 2013, the Adviser earned fees of $295,432 from the Fund before the reimbursement/recoupment described below.

The Adviser has agreed to contractually cap certain operating expenses of the Fund until February 28, 2014, so that total annual fund operating expenses do not exceed 1.70%. This operating expense limitation does not apply to brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, 12b-1 fees, extraordinary expenses and indirect expenses (such as “acquired fund fees and expenses”).

16

Geier Strategic Total Return Fund

Notes to the Financial Statements - continued

October 31, 2013

NOTE 4. ADVISER FEES AND OTHER TRANSACTIONS – continued

Under certain circumstances, the Adviser may recover any expenses waived and/or reimbursed during the three-year period prior to the period in which such expenses are waived and/or reimbursed. For the fiscal year ended October 31, 2013, expenses totaling $35,240 were waived or reimbursed by the Adviser and are subject to potential recoupment by the Adviser until October 31, 2016. At October 31, 2013, the Adviser owed the Fund $4,200.

The amount subject to repayment by the Fund pursuant to the aforementioned conditions at October 31, 2013 was:

Amount	Recoverable through October 31,
$60,654	2014
35,240	2016

The Trust retains Huntington Asset Services, Inc. (“HASI”), to manage the Fund’s business affairs and to provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended October 31, 2013, HASI earned fees of $27,991 for administrative services provided to the Fund. At October 31, 2013, the Fund owed HASI $2,333 for administrative services. Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of Unified Financial Securities, Inc. (the “Distributor”) and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). For the fiscal year ended October 31, 2013, the Custodian earned fees of $9,565 for custody services provided to the Fund. At October 31, 2013, the Fund owed the Custodian $1,467 for custody services.

The Trust retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended October 31, 2013, HASI earned fees of $26,012 from the Fund for transfer agent services. For the fiscal year ended October 31, 2013, HASI earned fees of $25,000 from the Fund for fund accounting services. At October 31, 2013, the Fund owed HASI $2,318 for transfer agent services and $2,083 for fund accounting services.

Unified Financial Securities, Inc. acts as the principal distributor of the Fund’s shares. There were no payments made to the Distributor by the Fund for the fiscal year ended October 31, 2013. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc., (the parent of the Distributor) and officers of the Trust are officers of the Distributor and such persons may be deemed to be affiliates of the Distributor.

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay the Distributor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of the Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts. The Fund or Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to efficiently achieve its investment objectives and to realize economies of scale. For the fiscal year ended October 31, 2013, the 12b-1 expense incurred by the Fund was $67,102. The Fund owed $3,114 for 12b-1 fees as of October 31, 2013.

17

Geier Strategic Total Return Fund

Notes to the Financial Statements - continued

October 31, 2013

NOTE 5. PURCHASES AND SALES

For the fiscal year ended October 31, 2013, purchases and sales of investment securities, excluding short-term securities, were as follows:

Purchases
U.S. Government Obligations	$—
Other	7,670,898
Sales
U.S. Government Obligations	$5,884,600
Other	24,435,586

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7. FEDERAL TAX INFORMATION

As of October 31, 2013, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Amount
Gross Appreciation	$296,987
Gross (Depreciation)	(36,230)

Net Appreciation (Depreciation) on Investments	$260,757

At October 31, 2013, the aggregate cost of securities for federal income tax purposes, was $10,939,396.

The tax characterization of distributions for the fiscal years ended October 31, 2013 and October 31, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary Income*	$430,461	$397,472
Long-term capital gains	49,649	60,568

Total Taxable Distributions	480,110	458,040

Return of Capital	58,839	—

Total Distributions	$538,949	$458,040

18

Geier Strategic Total Return Fund

Notes to the Financial Statements - continued

October 31, 2013

NOTE 7. FEDERAL TAX INFORMATION – continued

At October 31, 2013, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Unrealized appreciation (depreciation)	$260,757
Accumulated capital and other losses	(1,943,918)

$(1,683,161)

At October 31, 2013, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to cumulative wash sales and mark to market of passive foreign investment companies.

As of October 31, 2013, accumulated capital and other losses consist of:

Qualified Late Year Ordinary Losses	Capital Loss Carryforwards	Other Cumulative Book to Tax Differences	Total
$823	$1,935,050	$8,045	$1,943,918

At October 31, 2013, for federal income tax purposes, the Fund has capital loss carryforwards, in the following amounts:

No expiration - short term	$786,380
No expiration - long term	1,148,670

$1,935,050

Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders.

NOTE 8. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, and at a Board meeting held December 9-11, 2013, Bryan W. Ashmus was appointed to serve as Principal Financial Officer and Treasurer. This information is reflected in the “Trustees and Officers” table.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Geier Strategic Total Return Fund

(Valued Advisers Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Geier Strategic Total Return Fund (the “Fund”), a series of the Valued Advisers Trust, as of October 31, 2013, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Geier Strategic Total Return Fund as of October 31, 2013, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As described in Note 1 to the financial statements, on October 29, 2013, the Board of Trustees approved a plan of liquidation for the Fund, to be effective November 25, 2013. As a result, the Fund changed its basis of accounting for periods after October 29, 2013, from the going concern basis to the liquidation basis.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

December 27, 2013

TRUSTEES AND OFFICERS (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

The following table provides information regarding each of the Independent Trustees.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Dr. Merwyn R. Vanderlind, 77, Independent Trustee, August 2008 to present.	Retired; Consultant to Battelle Memorial Institute (International Science and Technology Research Enterprise) on business investments.

Ira Cohen, 54 Independent Trustee, June 2010 to present.	Independent financial services consultant (Feb. 2005 — present).

*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust consists of 16 series.

The following table provides information regarding the Trustee who is considered an “interested person” of the Trust, as that term is defined under the 1940 Act. Based on the experience of the Trustee, the Trust concluded that the individual described below should serve as a Trustee.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
R. Jeffrey Young, 49, Trustee and Chairman, June 2010 to present.	Principal Executive Officer and President, Valued Advisers Trust since February 2010; Senior Vice President, Huntington Asset Services, Inc. since January 2010; Chief Executive Officer, Huntington Funds since February 2010; President and Chief Executive Officer, Dreman Contrarian Funds March 2011 to February 2013; Trustee, Valued Advisers Trust, August 2008 to January 2010; Managing Director and Chief Operating Officer of Professional Planning Consultants 2007 to 2010.

*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust consists of 16 series.

The following table provides information regarding the Officers of the Trust:

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
R. Jeffrey Young, 49, Principal Executive Officer and President, February 2010 to present.	Trustee, Valued Advisers Trust since June 2010; Senior Vice President, Huntington Asset Services, Inc. since January 2010; Chief Executive Officer, Huntington Funds since February 2010; President and Chief Executive Officer, Dreman Contrarian Funds March 2011 to February 2013; Trustee, Valued Advisers Trust, August 2008 to January 2010; Managing Director and Chief Operating Officer of Professional Planning Consultants 2007 to 2010.

John C. Swhear, 52, Chief Compliance Officer, AML Officer and Vice President, August 2008 to present.	Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Senior Vice President of the Unified Series Trust since May 2007; Secretary of Huntington Funds since April 2010; President and Chief Executive Officer of Dreman Contrarian Funds from March 2010 to March 2011, and Vice President and Acting Chief Executive Officer, 2007 to March 2010.

Carol J. Highsmith, 48, Vice President, August 2008 to present.	Employed in various positions with Huntington Asset Services, Inc., the Trust’s administrator, since November of 1994; currently Vice President of Legal Administration.

Matthew J. Miller, 37, Vice President, December 2011 to present.	Employed in various positions with Huntington Asset Services, Inc., the Trust’s administrator, since July of 1998; currently Vice President of Relationship Management; Vice President of Huntington Funds since February 2010.

Bryan W. Ashmus, 40, Treasurer and Principal Financial Officer, December 2013 to present	Vice President, Financial Administration, HASI (September 2013 to present); Chief Financial Officer and Treasurer, The Huntington Strategy Shares and The Huntington Funds Trust (November 2013 to present). Vice President, Treasurer Services, Citi Fund Services Ohio, Inc., (May 2005 to September 2013).

Heather Bonds, 38, Secretary, September 2012 to present.	Employed in various positions with Huntington Asset Services, Inc., the Trust’s administrator, since January of 2004; currently Certified Paralegal and Section Manager 2.

*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust consists of 16 series.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (888) 442-9893 to request a copy of the SAI or to make shareholder inquiries.

Management Agreement Renewal – (Unaudited)

At a meeting held on September 16-17, 2013, the Board of Trustees (the “Board”) considered the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust and Geier Asset Management, Inc. (the “Adviser”) with respect to the Geier Strategic Total Return Fund (the “Fund”). Counsel noted that the 1940 Act requires the approval of the investment advisory agreement between the Trust and its investment adviser by the Board, including a majority of the Independent Trustees. The Board discussed the arrangements between the Adviser and the Trust with respect to the Fund. The Board reviewed a memorandum from Counsel, and addressed to the Trustees that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the renewal of the Agreement. A copy of this memorandum was circulated to the Trustees in advance of the Meeting. Counsel discussed with the Trustees the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the renewal of the Agreement, including the following material factors: (i) the nature, extent, and quality of the services provided by the Adviser; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund; (iv) the extent to which economies of scale would be realized if the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; and (v) the Adviser’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process, including information presented at the Meeting. The Board requested and was provided with information and reports relevant to the annual renewal of the Agreement, including: (i) reports regarding the services and support provided to the Fund and its shareholders by the Adviser; (ii) quarterly assessments of the investment performance of the Fund by personnel of the Adviser; (iii) commentary on the reasons for the performance; (iv) presentations by Fund management addressing the Adviser’s investment philosophy, investment strategy, personnel and operations; (v) compliance and audit reports concerning the Fund and the Adviser; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of the Adviser; and (vii) a memorandum from Counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various informational materials including, without limitation: (i) documents containing information about the Adviser, including financial information, a description of personnel and the services provided to the Fund, information on investment advice, performance, summaries of Fund expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Fund; (iii) the anticipated effect of size on the Fund’s performance and expenses; and (iv) conflicts of interest and benefits to be realized by the Adviser from its relationship with the Fund. The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors.

1.	The nature, extent, and quality of the services to be provided by the Adviser. In this regard, the Board considered the Adviser’s responsibilities under the Advisory Agreement. The Trustees considered the services being provided by the Adviser to the Fund including, without limitation: the quality of its investment advisory services (including research and recommendations with respect to portfolio securities), its process for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations, its coordination of services for the Fund among the Fund’s service providers, and its efforts to promote the Fund and grow its assets. The Trustees considered the Adviser’s continuity of, and commitment to retain, qualified personnel and the Adviser’s commitment to maintain its resources and systems that allow the Fund to maintain its goals, and the Adviser’s continued cooperation with the Independent Trustees and Counsel for the Fund. The Trustees considered the Adviser’s personnel, including the education and experience of the Adviser’s personnel. After considering the foregoing information and further information in the Meeting materials provided by the Adviser (including the Adviser’s Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by the Adviser were satisfactory and adequate for the Fund.

2.	Investment Performance of the Fund and the Adviser. In considering the investment performance of the Fund and the Adviser, the Trustees compared the short-term performance, including the 1-year cumulative return and since inception annualized returns of the Fund with the performance of funds with similar objectives managed by other investment advisers, as well as with aggregated peer group data. The Trustees also considered the consistency of the Adviser’s management of the Fund with its investment objective, strategies, and limitations. The Trustees noted that the Fund’s performance in all periods (for the periods ending July 31, 2013) reviewed were above certain funds and below others, but that it generally performed below the average and median performance levels. After reviewing and discussing the investment performance of the Fund further, which included extensive consideration of the investment strategy of the Fund, the Adviser’s experience managing the Fund, the Fund’s historical performance, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Fund and the Adviser was acceptable.

3.	The costs of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund. In considering the costs of services to be provided and the profits to be realized by the Adviser from the relationship with the Fund, the Trustees considered: (1) the Adviser’s financial condition; (2) the asset levels of the Fund; (3) the overall expenses of the Fund; and (4) the nature and frequency of advisory fee payments. The Trustees reviewed information provided by the Adviser regarding its profits associated with managing the Fund. The Trustees also considered potential benefits for the Adviser in managing the Fund. The Trustees then compared the fees and expenses of the Fund (including the management fee) to other comparable mutual funds. The Trustees noted that the Fund’s management fee was in the mid to lower end of its peer group and the overall expense ratio was below the peer group average. Based on the foregoing, the Board concluded that the fees to be paid to the Adviser by the Fund and the profits to be realized by the Fund, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Adviser.

4.	The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Board considered the Fund’s fee arrangements with the Adviser. The Board considered that while the management fee remained the same at all asset levels, the Fund’s shareholders had experienced benefits from the Fund’s expense limitation arrangement. The Trustees noted the Adviser’s representation that it intended to keep this arrangement in place even after the expiration of the current term of the arrangement. The Trustees noted that once the Fund’s expenses fell below the cap set by the arrangement, the Fund’s shareholders would continue to benefit from the economies of scale under the Fund’s agreements with service providers other than the Adviser. In light of its ongoing consideration of the Fund’s asset levels, expectations for growth in the Fund, and fee levels, the Board determined that the Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Adviser.

5.	Possible conflicts of interest and benefits to the Adviser. In considering the Adviser’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund; and the substance and administration of the Adviser’s code of ethics. The Trustees also considered disclosure in the registration statement of the Trust relating to the Adviser’s potential conflicts of interest. The Trustees noted that the Adviser does not utilize soft dollars. The Trustees noted that the Adviser benefited from the Fund in that it is able to utilize the Fund as a vehicle into which to direct advisory clients with small account balances. The Trustees also noted the possible positive publicity that is derived by the Adviser from managing the Fund. The Trustees did not identify any other potential benefits (other than the management fee) that would inure to the Adviser. Based on the foregoing, the Board determined that the standards and practices of the Adviser relating to the identification and mitigation of potential conflicts of interest and the benefits that it derives from managing the Fund are acceptable.

After additional consideration of the factors delineated in the memorandum provided by Counsel and further discussion among the Board, the Board determined to approve the continuation of the Agreement between the Trust and the Adviser.

Geier Strategic Total Return Fund

Other Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2014 will show the tax status of all distributions paid to your account in calendar year 2013. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 32.68% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2013 ordinary income dividends, 82.07% qualifies for the corporate dividends received deduction.

For the year ended October 31, 2013, the Fund designated $294,534 as short-term capital gain distributions.

For the year ended October 31, 2013, the Fund designated $49,765 as long-term capital gain distributions.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies is available without charge upon request by (1) calling the Fund at (888) 442-9893 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

R. Jeffrey Young, Chairman

Dr. Merwyn R. Vanderlind

Ira Cohen

OFFICERS

R. Jeffrey Young, Principal Executive Officer and President

John C. Swhear, Chief Compliance Officer, AML Officer and Vice President

Carol J. Highsmith, Vice President

Matthew J. Miller, Vice President

Bryan W. Ashmus, Principal Financial Officer and Treasurer

Heather Bonds, Secretary

INVESTMENT ADVISER

Geier Asset Management, Inc.

2205 Warwick Way, Suite 200

Marriottsville, MD 21104

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

The Law Offices of John H. Lively & Associates, Inc.

A member firm of The 1940 Act Law GroupTM

11300 Tomahawk Creek Parkway, Ste. 310

Leawood, KS 66211

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

Annual Report

October 31, 2013

BRC Large Cap Focus Equity Fund

Fund Adviser:

BRC Investment Management LLC

8400 East Prentice Avenue, Suite 1401

Greenwood Village, Colorado 80111

303-414-1100

Management’s Discussion of Fund Performance

The BRC Large Cap Focus Equity Fund (the “Fund”) was established on December 21, 2012. The Fund’s investment strategy is based on our belief that future investor expectations are strongly influenced by the opinions, forecasts and announcements of perceived market experts, including Wall Street analysts and company management. By incorporating a combination of proprietary quantitative, fundamental and behavioral valuation techniques, we seek to invest in companies that are likely to be the beneficiaries of future favorable earnings announcements and upward earnings estimate revisions.

For the past year, the Fund held 33 equity positions representing those securities that were highly ranked by our quantitative models and were evaluated and approved by our fundamental analysts. For the year, the management team was satisfied with the predictive abilities of the quantitative model and the implementation of the investment process. As expected, the performance results were consistent with our 16+ year old flagship large cap concentrated equity strategy the Fund is mirroring.

As we look back over the past year, we reflect on the many changes that occurred in the markets and the significant macro-economic events we witnessed. Let us review the highlights. The impact of the fourth quarter 2012 events and market activities were minimal on the performance of the Fund because of its late December inception. The market rallied into December with the exception of a slight interruption at the year’s very end, given unresolved fears of fiscal cliff-diving. Moving into 2013, the stock market was in a Happy-New-Year mood all month long in January, and it was loved dearly by investors in February! And while March started out like a lamb, the stock market ended with a lion’s roar, closing at all-time highs by quarter-end, all while money flows picked up sharply. Overall, the S&P 500® index rose +10.6%, the S&P 500® Value index rose +12.0%, and the S&P 500® Growth index rose +9.3% during the first quarter 2013. Smaller stocks generally outperformed their larger-cap brethren, with the Russell Midcap index rising +13.0% and the small-cap Russell 2000 index climbing +12.4%. The Fund’s performance was +11.24%.

In early 2013, corporations reported decent fourth-quarter results but gave softer guidance given fundamental headwinds of modest economic growth, higher domestic taxes, slow job creation, sequestration budget cuts, and ongoing fiscal uncertainties in Europe. During the quarter, commodity prices were mixed, with oil prices falling 1%, natural gas prices rising 20%, and gold prices falling nearly 5%; pricing of agriculture products was mixed as well, with cotton up 18% but wheat down 13%. Consumer confidence declined in January, improved in February, but declined again in March. Housing fundamentals continued to improve in many markets, with rising prices and leaner inventory; however, additional stability and improvement in home prices would be necessary for a broadening housing recovery.

Notably, the stock market was not being fueled by strong employment trends. While the overall unemployment rate was falling, actual job growth was disappointing with fewer people in the labor force. In contrast, the Federal Reserve, along with other global central banks, were most accommodative to the markets, and the phrase “Don’t Fight the Fed” was often cited as the reason for the divergence between the markets and the economy. For better or for worse, the Fed remained committed to its strategy until the economy and employment improved. However, investors knew that at some point the Fed’s bond-buying party would end, and interest rates would rise.

We were at an interesting juncture in the markets, given tepid economic growth, recent lowered profit expectations, but a not-so-tepid rise in the overall stock market. It was hard to say if investors would continue their market-mountain climb (up the wall of worry) or if they would experience a bit of vertigo. We remained focused on owning stocks that at the sector level exhibit relatively favorable estimate revisions and earnings surprises.

As mentioned, our investment process is based upon the research finding that companies that receive favorable earnings estimate revisions from analysts and/or report positive earnings surprises often exhibit better relative price performance. Our investment process utilizes a proprietary quantitative model that ranks stocks based on the likelihood that revisions and surprises will occur in the future. Highly-ranked securities are reviewed by our fundamental analysts, and only stocks with high quantitative rankings and attractive fundamental characteristics are purchased. Portfolio results for the first quarter 2013 were as follows:

•	Holdings in the Fund’s portfolio received 291 net upward analyst revisions while a portfolio of 33 stocks randomly selected from the large-cap universe would have been expected to receive 88 net downward revisions. The BRC portfolio received 379 excess net upward revisions.

•	On the earnings-surprise front, 18 portfolio companies announced earnings that were significantly higher than analyst expectations, with four companies reporting significant negative earnings surprises.

1

The second quarter 2013 was a mix of contrasts for investors. The market continued its march higher in April, despite showers of weak guidance from companies. There was no “selling in May and going away” as the market continued its streak of monthly gains, then at seven, with the S&P 500® index gaining 2.3% for the month of May. However, in late May and again in June, the Federal Reserve hinted that they would begin tapering bond buying. The market threw a “taper tantrum” and fell in June, breaking its streak of monthly gains, with the S&P 500® index falling +1.3% for the month. Overall during the second quarter, the S&P 500® index rose +2.9%, the S&P 500® Value index rose +3.4%, and the S&P 500® Growth index rose +2.5%. Smaller stocks fared slightly better than larger-cap brethren as the small-cap Russell 2000 index rose +3.1%. The Russell Midcap index rose +2.2% for the quarter. The Fund’s performance was -0.27%, hurt by significant under-performance in the month of April of several equity holdings in the portfolio.

In the second quarter, corporations generally reported decent first-quarter results but again gave softer guidance given modest economic growth, slow job creation, sequestration budget cuts, slowing growth in China, and ongoing fiscal uncertainties in Europe. During the quarter, commodity prices were lower, with oil prices falling 1%, gold prices falling 23% and silver prices declining 35%. The bond market was hit hard as rates rose, bond values fell, and investors abandoned bond funds. Emerging markets were under pressure given concerns over slowing growth in China and political unrest in Brazil and Turkey. The housing market continued its recovery in many markets in the midst of rising prices and leaner inventory; however, rising interest rates threatened to slow or change the nature of the recovery.

Employment trends remained mixed. While the unemployment rate was falling, actual job growth was disappointing with fewer people in the labor force. And when the Fed acknowledged that it might slow or end quantitative easing sometime in late 2013 or 2014, the markets gyrated as investors reassessed stock valuations that were more dependent on economic fundamentals and less on quantitative easing.

Markets continued to deal with tepid economic growth, recently lowered profit expectations, and the eventual end of quantitative easing by the Fed. We remained focused on owning stocks that at the sector level exhibit relatively favorable estimate revisions and earnings surprises. Portfolio results for the second quarter 2013 were as follows:

•	Holdings in the Fund’s portfolio received 455 net upward analyst revisions while a portfolio of 33 stocks randomly selected from the large-cap universe would have been expected to receive one net downward revision. The BRC portfolio received 456 excess net upward revisions.

•	On the earnings-surprise front, 15 portfolio companies announced earnings that were significantly greater than analyst expectations, with three companies reporting significant negative earnings surprises.

The third quarter was another volatile period for investors. The market heated up in July with the markets gaining on favorable corporate earnings news. But they dipped in August and then resumed their upward trajectory in September. Overall during the third quarter, the S&P 500® index rose +5.2%, the S&P 500® Value index rose +3.8%, and the S&P 500® Growth index rose 6.6%. Smaller stocks fared better than larger-cap ones as the small-cap Russell 2000 index rose +10.2%, and the Russell Midcap index rose +7.7% for the quarter. The Fund’s performance was +7.17%.

In the third quarter, corporations generally reported decent second-quarter results but, as in the prior two quarters, gave softer guidance given continued modest economic growth, slow job creation, the ongoing sequestration budget cuts, slowing growth in China, and ongoing fiscal uncertainties in Europe. During this quarter, commodity prices were higher, with oil prices rising 6% on tensions in the Middle East, and gold and silver rising 8% and 12%, respectively, perhaps as investors sought safe investment havens. Cocoa prices rose 20% due to strong demand and low supplies in front of the seasonally strong chocolate consumption period, and corn prices fell 35% due to a bumper crop. Notably, the dollar was weaker during the quarter. Emerging markets recovered during the quarter; European stocks were also higher.

Investors were shocked on September 18th when the Fed announced that it would not start tapering its stimulative bond-buying program, contrary to widely-held expectations, resulting in a dramatic decline in bond yields and a rally in bond prices. Further Fed statements that indicated lingering concerns left investors to wonder if another economic shoe was about to drop. And on top of that, gridlock and overtures of political brinkmanship from the powers-that-be in Washington related to debt-ceiling negotiations spooked investors. While the housing market continued its recovery in many markets in the midst of rising prices and leaner inventory, rising interest rates threatened to slow or change the nature of the recovery. And employment trends seemed underwhelming in the midst of anemic economic growth and political discord.

Although economic signals were mixed we remained focused on owning stocks that at the sector level exhibit relatively favorable estimate revisions and earnings surprises. Portfolio results for the third quarter 2013 were as follows:

•	Holdings in the Fund’s portfolio received 718 net upward analyst revisions while a portfolio of 33 stocks randomly selected from the large-cap universe would have been expected to receive 40 net downward revisions. The BRC portfolio received 758 excess net upward revisions.

2

•	On the earnings-surprise front, 24 portfolio companies announced earnings that were significantly greater than analyst expectations.

Despite the partial government shutdown, the S&P 500® surged upward by +4.6% in October. Continued weakness in the employment market bolstered investors’ expectations that the “lower-for-longer” interest rate paradigm would likely continue until at least mid-next year. From the Fund’s inception to the end of the fiscal year (October 31, 2013), the Fund’s performance of +23.80% slightly lagged the S&P 500 Index benchmark return of 23.84%. The under-performance was attributed to the under-performance the Fund experienced in the second quarter 2013, more specifically the month of April.

For over 16 years, our investment philosophy and process has been directly influenced by investors’ tendency to act irrationally when confronted with issues relating to their money and investments. While much of economic theory is based on the notion that investors behave consistently and efficiently, we believe there are clear boundaries to the degree of rationality that both professional and individual investors are able to apply. The firm’s name - BRC - is an acronym for “Bounded Rationality Concepts” which reinforces our strong ties to the field of behavioral economics.

There are three major components of our investment approach that we believe are unique: 1) the use of select behavioral economic concepts to make statistically significant predictions regarding the future behavior of Wall Street security analysts; 2) the use of proprietary models that focus and maximize exposure to factors which, based on our research, drive stock prices the most; and 3) the incorporation of fundamental analysis which allows us to identify factors not incorporated in our quantitative models and more precisely manage the overall risk of our client’s portfolios. So long as the predictive abilities of the quantitative models remain strong and investors continue to react to industry experts, the management team expects this investment strategy to provide above average returns over a typical 3-5 year investment cycle.

Our ownership structure and investment team remain stable. As always, we are committed to a consistent application of our investment process and proprietary research agenda as part of an ongoing effort to enhance our quantitative models and add value for our clients.

3

Investment Results – (Unaudited)

Total Returns*

(For the period ended October 31, 2013)

Since Inception
(December 21, 2012)
BRC Large Cap Focus Equity Fund	23.80%
S&P 500® Index **	23.84%

Total Annual Operating Expenses, as estimated for the Fund’s first fiscal period ending October 31, 2013 and disclosed in the Fund’s prospectus, are 1.70% of average daily net assets. Effective April 1, 2013 Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement reflect that the Adviser has contractually agreed to waive or limit its fees and to assume other expenses of the Fund until February 29, 2016, so that the Total Annual Fund Operating Expenses does not exceed 0.55%. This operating expense limitation does not apply to brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, 12b-1 fees; extraordinary expenses and indirect expenses (such as “acquired fund fees and expense”).

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-303-414-1100.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**	The S&P 500® Index is a widely recognized unmanaged index of equity securities and are representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing. The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

4

Investment Results – (Unaudited)

The chart above assumes an initial investment of $10,000 made on December 21, 2012 (commencement of Fund operations) and held through October 31, 2013. The S&P 500® Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-303-414-1100. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

5

Fund Holdings – (Unaudited)

[1]	As a percentage of net assets.

The investment objective of the BRC Large Cap Focus Equity Fund is to seek long-term capital appreciation that will exceed the S&P 500 Index over a three-to-five year time horizon.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as short-term redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning and held for the entire period from May 1, 2013 to October 31, 2013.

6

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.

BRC Large Cap Focus Equity Fund	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period May 1, 2013 October 31, 2013
Actual*	$1,000.00	$1,115.30	$2.93
Hypothetical**	$1,000.00	$1,022.43	2.80

*	Expenses are equal to the Fund’s annualized expense ratio of 0.55%, multiplied by the average account value over the period, multiplied by 184/365.
**	Assumes a 5% return before expenses.

7

BRC Large Cap Focus Equity Fund

Schedule of Investments

October 31, 2013

	Shares	Fair Value
Common Stocks — 98.85%
Consumer Discretionary — 18.02%
BorgWarner, Inc.	2,319	$239,158
CBS Corp. - Class B	4,504	266,367
Home Depot, Inc./The	2,968	231,178
Michael Kors Holdings Ltd. *	3,251	250,164
NIKE, Inc.	3,168	240,008
Starwood Hotels & Resorts Worldwide, Inc.	3,186	234,553

		1,461,428

Consumer Staples — 6.23%
Altria Group, Inc.	6,503	242,107
Kroger Co./The	6,154	263,637

		505,744

Energy — 9.03%
ConocoPhillips	3,487	255,597
Denbury Resources, Inc. *	12,058	228,981
EOG Resources, Inc.	1,392	248,333

		732,911

Financials — 17.04%
Capital One Financial Corp.	3,374	231,693
Discover Financial Services	4,535	235,276
MetLife, Inc.	4,555	215,497
PNC Financial Services Group, Inc.	3,225	237,134
Prudential Financial, Inc.	2,874	233,915
Travelers Cos., Inc./The	2,646	228,350

		1,381,865

Health Care — 8.89%
Humana, Inc.	2,501	230,467
Mylan, Inc. *	6,921	262,098
WellPoint, Inc.	2,698	228,790

		721,355

Industrials — 13.29%
Northrop Grumman Corp.	2,584	277,806
Raytheon Co.	3,383	278,658
Ryder System, Inc.	3,933	258,909
Snap-on, Inc.	2,522	262,465

		1,077,838

Information Technology — 15.33%
Computer Sciences Corp.	4,389	216,202
Microchip Technology, Inc.	6,189	265,879
SanDisk Corp.	3,632	252,424
Visa, Inc. - Class A	1,222	240,331
Yahoo!, Inc. *	8,167	268,939

		1,243,775

Materials — 5.87%
Lyondellbasell Industries N.V.	3,196	238,422
Westlake Chemical Corp.	2,210	237,398

		475,820

Telecommunication Services — 2.61%
Verizon Communications, Inc.	4,192	211,738

See accompanying notes which are an integral part of these financial statements.

8

BRC Large Cap Focus Equity Fund

Schedule of Investments - continued

October 31, 2013

	Shares	Fair Value
Utilities — 2.54%
Public Service Enterprise Group, Inc.	6,143	205,790

Total Common Stocks (Cost $7,243,610)		8,018,264

Money Market Securities — 1.21%
Cash Equivalent — 1.21%
Fidelity Institutional Money Market Portfolio – Institutional shares, 0.08% (a)	98,245	98,245

Total Money Market Securities (Cost $98,245)		98,245

Total Investments – 100.06% (Cost $7,341,855)		8,116,509

Liabilities in Excess of Other Assets – (0.06)%		(4,842)

TOTAL NET ASSETS – 100.00%		$8,111,667

(a)	Rate disclosed is the seven day yield as of October 31, 2013.
*	Non-income producing security.

See accompanying notes which are an integral part of these financial statements.

9

BRC Large Cap Focus Equity Fund

Statement of Assets and Liabilities

October 31, 2013

Assets
Investments in securities at fair value (cost $7,341,855)	$8,116,509
Receivable for investments sold	224,772
Dividends receivable	6,025
Interest receivable	10
Receivable from Adviser	16,418
Deferred offering costs	6,169
Prepaid expenses	15,756

Total Assets	8,385,659

Liabilities
Payable for investments purchased	243,515
Payable to administrator, fund accountant, and transfer agent	7,930
Payable to custodian	1,873
Payable to trustees	216
Other accrued expenses	20,458

Total Liabilities	273,992

Net Assets	$8,111,667

Net Assets consist of:
Paid-in capital	$7,304,024
Accumulated undistributed net investment income	32,747
Accumulated undistributed net realized gains from investment transactions	242
Net unrealized appreciation on investments	774,654

Net Assets	$8,111,667

Institutional Class:
Shares outstanding (unlimited number of shares authorized, no par value)	655,082

Net asset value, offering and redemption price per share	$12.38

See accompanying notes which are an integral part of these financial statements.

10

BRC Large Cap Focus Equity Fund

Statement of Operations

For the period ended October 31, 2013 (a)

Investment Income
Dividend income	$51,170
Interest income	170

Total investment income	51,340

Expenses
Investment Adviser fee	17,368
Administration expenses	32,358
Fund accounting expenses	21,573
Transfer agent expenses	29,612
Legal expenses	14,600
Registration expenses	7,513
Custodian expenses	9,504
Audit expenses	15,500
Trustee expenses	5,558
Pricing expenses	2,114
Offering expense	30,244
Organizational expense	8,750
CCO expense	2,500
Miscellaneous expenses	19,619

Total expenses	216,813

Fees waived and reimbursed by Adviser	(198,220)

Net operating expenses	18,593

Net investment income	32,747

Net Realized and Unrealized Gain on Investments
Net realized gain on investment securities	242
Net change in unrealized appreciation of investment securities	774,654

Net realized and unrealized gain on investments	774,896

Net increase in net assets resulting from operations	$807,643

(a)	For the period December 21, 2012 (commencement of operations) to October 31, 2013.

See accompanying notes which are an integral part of these financial statements.

11

BRC Large Cap Focus Equity Fund

Statement of Changes in Net Assets

For the Period
Ended
October 31, 2013 (a)
Increase in Net Assets due to:
Operations
Net investment income	$32,747
Net realized gain on investment securities	242
Net change in unrealized appreciation of investment securities	774,654

Net increase in net assets resulting from operations	807,643

Capital Transactions - Institutional Class
Proceeds from shares sold	7,316,024
Amount paid for shares redeemed	(12,000)

Net increase in net assets resulting from capital transactions	7,304,024

Total Increase in Net Assets	8,111,667

Net Assets
Beginning of period	—

End of period	$8,111,667

Accumulated undistributed net investment income included in net assets at end of period	$32,747

Share Transactions - Institutional Class
Shares sold	656,072
Shares redeemed	(990)

Net increase in share transactions	655,082

(a)	For the period December 21, 2012 (commencement of operations) to October 31, 2013.

See accompanying notes which are an integral part of these financial statements.

12

BRC Large Cap Focus Equity Fund

Financial Highlights - Institutional Class

(For a share outstanding during the period)

	For the
	Period Ended
	October 31, 2013 (a)
Selected Per Share Data:
Net asset value, beginning of period	$10.00

Investment Operations:
Net investment income	0.05
Net realized and unrealized gain on investments	2.33

Total from investment operations	2.38

Net asset value, end of period	$12.38

Total Return (b)	23.80	%(c)
Ratios and Supplemental Data:
Net assets, end of period (000)	$8,112
Ratio of net expenses to average net assets	0.56	%(d)
Ratio of expenses to average net assets before waiver and reimbursement	6.49	%(d)
Ratio of net investment income to average net assets	0.98	%(d)
Portfolio turnover rate	154	%(c)

(a)	For the period December 21, 2012 (commencement of operations) to October 31, 2013.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(c)	Not annualized.
(d)	Annualized.

See accompanying notes which are an integral part of these financial statements.

13

BRC Large Cap Focus Equity Fund

Notes to the Financial Statements

October 31, 2013

NOTE 1. ORGANIZATION

The BRC Large Cap Focus Equity Fund (the “Fund”) is an open-end diversified series of the Valued Advisers Trust (the “Trust”). The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Board of Trustees (the “Board”). The Fund commenced operations December 21, 2012. The Fund’s investment adviser is BRC Investment Management LLC. (the “Adviser”). The investment objective of the Fund is to seek long-term capital appreciation that will exceed the S&P 500 Index over a three-to five-year time horizon.

The Fund is authorized to offer two classes of shares: Institutional Class and Advisor Class. Each share represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the applicable class as are declared by the Trustees. Expenses attributable to any class are borne by that class. Income, expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or on matters expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. As of October 31, 2013, only Institutional Class shares are available for purchase. The Fund may offer additional classes of shares in the future.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal period end October 31, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. federal tax authorities for all tax years since inception.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board of Trustees).

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The average cost method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

14

BRC Large Cap Focus Equity Fund

Notes to the Financial Statements - continued

October 31, 2013

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income, net realized long-term capital gains and its net realized short-term capital gains, if any, to its shareholders on at least an annual basis. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, (ex., the risk inherent in a particular valuation technique used to measure fair value including items such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

15

BRC Large Cap Focus Equity Fund

Notes to the Financial Statements - continued

October 31, 2013

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Equity securities, including common stocks, are generally valued by using market quotations, furnished by a pricing service. Securities that are traded on any stock exchange are generally valued at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security is classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security is classified as a Level 2 security. When market quotations are not readily available, when the Fund determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Fund, in conformity with guidelines adopted by and subject to review by the Board. These securities are categorized as Level 3 securities.

Investments in open-end mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Fund believes such prices more accurately reflect the fair value of such securities. A pricing service uses various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of fixed income securities are categorized as Level 2 securities. If the Fund decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Fund, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), including certificates of deposit and U.S. government securities, are valued by using the amortized cost method of valuation, which the Board has determined represents fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Fund is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Fund would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Fund’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Fund is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available. Any fair value pricing done outside the Fund’s approved pricing methods must be approved by the Pricing Committee of the Board.

16

BRC Large Cap Focus Equity Fund

Notes to the Financial Statements - continued

October 31, 2013

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2013:

	Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$8,018,264	$—	$—	$8,018,264
Money Market Securities	98,245	—	—	98,245

Total	$8,116,509	$—	$—	$8,116,509

*	Refer to the Schedule of Investments for industry classifications.

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Trust recognizes transfers between fair value hierarchy levels at the reporting period end. There were no transfers between any Levels for the period December 21, 2012 (commencement of operations) through October 31, 2013.

NOTE 4. ADVISER FEES AND OTHER TRANSACTIONS

Under the terms of the management agreement, on behalf of the Fund (the “Agreement”), the Adviser manages the Fund’s investments subject to approval of the Trustees. As compensation for its management services, the BRC Large Cap Focus Equity Value Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.47% of the average daily net assets of the Fund effective June 12, 2013. Prior to June 12, 2013 the Advisor was compensated at an annual rate of 0.75% of the average daily net assets of the Fund. For the period December 21, 2012 (commencement of operations) through October 31, 2013, the Adviser earned a fee of $17,368 from the Fund before the reimbursement described below.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses through February 29, 2016, so that total annual fund operating expenses, excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on short sales, 12b-1 expenses, and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable, incurred by the Fund in any fiscal year, do not exceed 0.55% of the Fund’s average daily net assets. The operating expense limitation also excludes any fees and expenses of acquired funds. Prior to April 1, 2013 the Adviser contractually agreed to limit fund expenses to 0.84% of the Total Annual Fund Operating expenses. For the period December 21, 2012 (commencement of operations) through October 31, 2013, expenses totaling $198,220 were waived or reimbursed by the Adviser and may be subject to potential recoupment by the Adviser until October 31, 2016. At October 31, 2013, the Adviser owed the Fund $16,418.

The Trust retains Huntington Asset Services, Inc. (“HASI”) to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the period December 21, 2012 (commencement of operations) through October 31, 2013, HASI earned fees of $32,358 for administrative services provided to the Fund. At October 31, 2013, HASI was owed $3,126 from the Fund for administrative services. Certain officers and trustees of the Trust are members of management and/or employees of HASI. HASI is a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of Unified Financial Securities, Inc. (the “Distributor”) and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). For the period December 21, 2012 (commencement of operations) through October 31, 2013, the Custodian earned fees of $9,504 for custody services provided to the Fund. At October 31, 2013, the Custodian was owed $1,873 from the Fund for custody services.

17

BRC Large Cap Focus Equity Fund

Notes to the Financial Statements - continued

October 31, 2013

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

The Trust also retains HASI to act as the Fund’s transfer agent and to provide transfer agent services. For the period December 21, 2012 (commencement of operations) through October 31, 2013, HASI earned fees of $29,612 for transfer agent services to the Fund. At October 31, 2013, the Fund owed HASI $2,721 for transfer agent services.

For the period December 21, 2012 (commencement of operations) through October 31, 2013, HASI earned fees of $21,573 from the Fund for fund accounting services. At October 31, 2013, HASI was owed $2,083 from the Fund for fund accounting services.

Unified Financial Securities, Inc. acts as the principal underwriter of the Fund’s shares. There were no payments made by the Fund to the Distributor during period ended October 31, 2013. An officer of the Trust is also an officer of the Distributor.

NOTE 5. PURCHASES AND SALES

For the period December 21, 2012 (commencement of operations) through October 31, 2013, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

Purchases
U.S. Government Obligations	$—
Other	13,383,625
Sales
U.S. Government Obligations	$—
Other	6,140,255

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a) (9) of the Investment Company Act of 1940. At October 31, 2013, Charles Schwab & Co., Inc. for the benefit of its customers, owned 50.82%. The Trust does not know whether Charles Schwab & Co. or any of the underlying beneficial owners controlled 25% or more of the voting securities of the Fund.

18

BRC Large Cap Focus Equity Fund

Notes to the Financial Statements - continued

October 31, 2013

NOTE 8. FEDERAL TAX INFORMATION

At October 31, 2013, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross Appreciation	$792,211
Gross (Depreciation)	(17,557)

Net Appreciation (Depreciation) on Investments	$774,654

At October 31, 2013, the aggregate cost of securities for federal income tax purposes was $7,341,855 for the Fund.

The Fund did not make any distributions during the period ended October 31, 2013.

At October 31, 2013, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$32,989
Net unrealized appreciation (depreciation)	774,654

$807,643

NOTE 9. COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE 10. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, and at a Board meeting held December 9-11, 2013, Andrea N. Mullins was appointed to serve as Trustee to the Trust and Bryan W. Ashmus was appointed to serve as Principal Financial Officer and Treasurer. This information is reflected in the “Trustees and Officers” table.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

BRC Large Cap Focus Equity Fund

(Valued Advisers Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BRC Large Cap Focus Equity Fund (the “Fund”), a series of Valued Advisers Trust, as of October 31, 2013, and the related statements of operations and changes in net assets, and the financial highlights for the period December 21, 2012 (commencement of operations) through October 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BRC Large Cap Focus Equity Fund as of October 31, 2013, and the results of its operations, the changes in its net assets, and the financial highlights for the period December 21, 2012 (commencement of operations) through October 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

December 27, 2013

TRUSTEES AND OFFICERS (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

The following table provides information regarding each of the Independent Trustees.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Dr. Merwyn R. Vanderlind, 77, Independent Trustee, August 2008 to present.	Retired; Consultant to Battelle Memorial Institute (International Science and Technology Research Enterprise) on business investments.

Ira Cohen, 54 Independent Trustee, June 2010 to present.	Independent financial services consultant (Feb. 2005 - present).

Andrea N. Mullins, 46 Independent Trustee, starting December 2013	Principal Financial Officer, Treasurer, Secretary of the Eagle Family of Funds 2004-2010; Chief Financial Officer of Eagle Fund Services (a wholly owned subsidiary of Raymond James Financial) 2008-2010; Vice President and Treasurer of Eagle Fund Services 1996-2008.

*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust consists of 16 series.

The following table provides information regarding the Trustee who is considered an “interested person” of the Trust, as that term is defined under the 1940 Act. Based on the experience of the Trustee, the Trust concluded that the individual described below should serve as a Trustee.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
R. Jeffrey Young, 49, Trustee and Chairman, June 2010 to present.	Principal Executive Officer and President, Valued Advisers Trust since February 2010; Senior Vice President, Huntington Asset Services, Inc. since January 2010; Chief Executive Officer, Huntington Funds since February 2010; President and Chief Executive Officer, Dreman Contrarian Funds March 2011 to February 2013; Trustee, Valued Advisers Trust, August 2008 to January 2010; Managing Director and Chief Operating Officer of Professional Planning Consultants 2007 to 2010.

*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust consists of 16 series.

The following table provides information regarding the Officers of the Trust:

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
R. Jeffrey Young, 49, Principal Executive Officer and President, February 2010 to present.	Trustee, Valued Advisers Trust since June 2010; Senior Vice President, Huntington Asset Services, Inc. since January 2010; Chief Executive Officer, Huntington Funds since February 2010; President and Chief Executive Officer, Dreman Contrarian Funds March 2011 to February 2013; Trustee, Valued Advisers Trust, August 2008 to January 2010; Managing Director and Chief Operating Officer of Professional Planning Consultants 2007 to 2010.

John C. Swhear, 52, Chief Compliance Officer, AML Officer and Vice President, August 2008 to present.	Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Senior Vice President of the Unified Series Trust since May 2007; Secretary of Huntington Funds since April 2010; President and Chief Executive Officer of Dreman Contrarian Funds from March 2010 to March 2011, and Vice President and Acting Chief Executive Officer, 2007 to March 2010.

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Carol J. Highsmith, 48, Vice President, August 2008 to present.	Employed in various positions with Huntington Asset Services, Inc., the Trust’s administrator, since November of 1994; currently Vice President of Legal Administration.

Matthew J. Miller, 37, Vice President, December 2011 to present.	Employed in various positions with Huntington Asset Services, Inc., the Trust’s administrator, since July of 1998; currently Vice President of Relationship Management; Vice President of Huntington Funds since February 2010.

Bryan W. Ashmus, 40, Treasurer and Prinicpal Financial Officer, December 2013 to present	Vice President, Financial Administration, HASI (September 2013 to present); Chief Financial Officer and Treasurer, The Huntington Strategy Shares and The Huntington Funds Trust (November 2013 to present). Vice President, Treasurer Services, Citi Fund Services Ohio, Inc., (May 2005 to September 2013).

Heather Bonds, 38, Secretary, September 2012 to present.	Employed in various positions with Huntington Asset Services, Inc., the Trust’s administrator, since January of 2004; currently Certified Paralegal and Section Manager 2.

*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust consists of 16 series.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (888) 442-9893 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies is available without charge upon request by (1) calling the Fund at (303) 414-1100 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

R. Jeffrey Young, Chairman

Dr. Merwyn R. Vanderlind

Ira Cohen

Andrea N. Mullins

OFFICERS

R. Jeffrey Young, Principal Executive Officer and President

John C. Swhear, Chief Compliance Officer, AML Officer and Vice-President

Carol J. Highsmith, Vice President

Matthew J. Miller, Vice President

Bryan W. Ashmus, Principal Financial Officer and Treasurer

Heather Bonds, Secretary

INVESTMENT ADVISER

BRC Investment Management LLC

8400 East Prentice Avenue, Suite 1401

Greenwood Village, Colorado 80111

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

The Law Offices of John H. Lively & Associates, Inc.

A member firm of The 1940 Act Law GroupTM

11300 Tomahawk Creek Parkway, Ste. 310

Leawood, KS 66211

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

Annual Report

October 31, 2013

Fund Adviser:

Granite Investment Advisors, Inc.

11 South Main Street, Suite 501

Concord, New Hampshire 03301

Toll Free (888) 442-9893

Discussion – (Unaudited)

For the year ending October 31, 2013, the Fund’s return of 24.21% lagged the S&P 500® return of 27.18% and the Russell 1000 Value Index return of 28.29%. The underperformance for the year was mostly due to our investments in the energy sector, primarily those companies involved with natural gas. However, we continue to be constructive on the outlook for natural gas as we believe we have gone from an oversupplied market to one that is more balanced. The two issues we look at are supply and demand. While supply has yet to decline, its growth has. We believe it’s only a matter of time until supply turns negative as the economics are not in the producers’ favor. They can make much higher returns seeking oil versus gas. Meanwhile, demand continues to grow given how attractive the price is per BTU versus oil. In fact, in our state of New Hampshire a compressed natural gas facility has begun supplying factories that are already reducing their energy cost by over thirty percent by switching. As some of these facilities are producing commodity-like products, reducing costs is critical for profitability. Demand for natural gas is increasing in the industrial and manufacturing sectors because it gives the group a competitive advantage. There are new chemical plants being built in the United States for the first time in a while that will produce here and export their products. We believe that our investments in this area will outperform the overall market substantially over the long run. Conversely, our industrial holdings did very well, led by our investment in Boeing. We believed at the time of our investment that the aerospace cycle was just beginning to turn and it would be long lasting. This belief has gone from a contrary one to more of a consensus view. This said we still believe we are in the early innings. Our technology investments in both Western Union and Cisco also outperformed. Our history has shown that we typically lag in fast-moving bull markets then outperform in flat-to-negative ones. We believe this will continue to be the case.

Given the strength of the U.S. equity market this year, many are concerned that it is now ahead of itself or perhaps even creating a bubble. One just has to read the financial publications, or watch CNBC to hear commentators and pundits calling for a serious correction, recommending selling equities and saying the market is overvalued. We completely disagree with this assessment. Yes equities have appreciated quite sharply, yes market multiples have expanded and yes economic growth remains tepid. Where we differ from others is that our emphasis is always on valuation verses simply looking at market moves or charts. Over the long term, U.S. stocks as measured by the S&P 500® have been valued at sixteen times earnings on average. At present we are at sixteen times 2013’s earnings estimates and fifteen times those of 2014’s. With 2013 coming to a close we are comfortable with this year’s estimates. Where others see recent strength as a warning we view it as reversion to the mean. After the financial crisis the market was trading at twelve times earnings due to the fear that followed the crisis, concerns of the possibility of additional recessions in the U.S., Europe and other countries and general risk aversion by investors. At the time we viewed these concerns and overall investor fears as creating a once-in-a-decade buying opportunity for long-term investors. We were correct. Throughout this period, as value managers, we were excited because we were able to invest in high quality companies that have historically been out of our reach due to valuations. Fear is always the friend of patient investors.

While the overall market has gone from grossly undervalued to more fairly valued we remain constructive going forward. There is no doubt that there are fewer bargains out there but they do still exist. We believe that the future remains bright for active funds such as ours. The past market strength created a tide that raised all boats. Going forward our belief is the overall market will produce more “normal” returns and strong performance will be created one investment at a time versus a rising tide. In short, the future should reward “stock pickers” such as us versus the overall market.

As always, we thank our fellow shareholders for investing in the Granite Value Fund and for the faith and trust you put in us. We welcome your comments and questions.

Scott B. Schermerhorn

Timothy S. Lesko

1

Investment Results – (Unaudited)

Total Returns*

(For the year ended October 31, 2013)

		Average Annual Returns
	One Year	Since Inception (December 22, 2011)
Granite Value Fund	24.21%	19.61%
S&P 500® Index**	27.18%	23.00%
Russell 1000® Value Index**	28.29%	24.17%

Total annual operating expenses, as disclosed in the Fund’s prospectus dated February 28, 2013, were 8.11% of average daily net assets (1.35% after fee waivers/expense reimbursements by the adviser). The adviser has contractually agreed to waive or limit its fees and to assume other expenses of the Fund until February 28, 2015, so that the Total Annual Fund Operating Expenses does not exceed 1.35%. This operating expense limitation does not apply to brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, 12b-1 fees; extraordinary expenses and indirect expenses (such as “acquired fund fees and expenses”).

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-888-442-9893.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**	The S&P 500® Index and the Russell 1000® Value Index are widely recognized unmanaged indices of equity securities and are representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing. The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

2

Investment Results – (Unaudited)

The chart above assumes an initial investment of $10,000 made on December 22, 2011 (commencement of Fund operations) and held through October 31, 2013. The S&P 500® Index and Russell 1000® Value Index are widely recognized unmanaged indices of equity securities and are representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-888-442-9893. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

3

Fund Holdings – (Unaudited)

[1]	As a percentage of net assets.

The investment objective of the Granite Value Fund is to seek long-term capital appreciation.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as short-term redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning and held for the six month period, May 1, 2013 to October 31, 2013.

4

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.

Granite Value Fund	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period* May 1, 2013 – October 31, 2013
Actual*	$1,000.00	$1,111.60	$7.19
Hypothetical**	$1,000.00	$1,018.40	$6.87

*	Expenses are equal to the Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	Assumes a 5% return before expenses.

5

Granite Value Fund

Schedule of Investments

October 31, 2013

	Shares	Fair Value
Common Stocks — 98.50%
Consumer Discretionary — 20.59%
Bed Bath & Beyond, Inc. *	3,550	$274,486
Coach, Inc.	6,010	304,587
Comcast Corp., Class A	6,300	299,754
Foot Locker, Inc.	8,700	301,890
General Motors Co. *	10,890	402,385
News Corp., Class A *	18,830	331,408
TRW Automotive Holdings Corp. *	3,500	262,885

		2,177,395

Consumer Staples — 11.39%
Coca-Cola Co./The	6,150	243,356
Tesco PLC ADR	17,870	316,640
Unilever PLC ADR	7,920	321,473
Wal-Mart Stores, Inc.	4,210	323,117

		1,204,586

Energy — 14.13%
Apache Corp.	3,665	325,452
Exxon Mobil Corp.	3,640	326,217
Southwestern Energy Co. *	7,840	291,805
Ultra Petroleum Corp. *	15,555	285,590
Unit Corp. *	5,175	266,047

		1,495,111

Financials — 16.39%
Alleghany Corp. *	750	304,065
American Express Co.	2,765	226,177
American International Group, Inc.	6,150	317,647
Berkshire Hathaway, Inc., Class B *	2,855	328,553
Franklin Resources, Inc.	5,975	321,813
Goldman Sachs Group, Inc./The	1,460	234,856

		1,733,111

Health Care — 10.92%
Humana, Inc.	3,180	293,037
Johnson & Johnson	2,590	239,860
Sanofi ADR	6,295	336,657
UnitedHealth Group, Inc.	4,185	285,668

		1,155,222

Industrials — 10.84%
Boeing Co./The	2,530	330,165
FedEx Corp.	2,550	334,050
Kennametal, Inc.	6,240	287,040
Lockheed Martin Corp.	1,465	195,343

		1,146,598

Information Technology — 11.40%
Apple, Inc.	680	355,198
Cisco Systems, Inc.	12,385	278,663
Microsoft Corp.	8,395	296,763
Western Union Co./The	16,170	275,213

		1,205,837

Utilities — 2.84%
Calpine Corp. *	14,875	300,029

See accompanying notes which are an integral part of these financial statements.

6

Granite Value Fund

Schedule of Investments – continued

October 31, 2013

	Shares	Fair Value
Total Common Stocks (Cost $8,762,207)		10,417,889

Money Market Securities — 1.64%
Fidelity Institutional Money Market Fund—Prime Money Market Portfolio – Institutional Class, 0.05% (a)	173,851	173,851

Total Money Market Securities (Cost $173,851)		173,851

Total Investments – 100.14% (Cost $8,936,058)		10,591,740

Liabilities in Excess of Other Assets – (0.14)%		(14,645)

TOTAL NET ASSETS – 100.00%		$10,577,095

(a)	Rate disclosed is the seven day yield as of October 31, 2013.
*	Non-income producing security.

ADR — American Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

7

Granite Value Fund

Statement of Assets and Liabilities

October 31, 2013

Assets
Investments in securities at fair value (cost $8,936,058)	$10,591,740
Dividends receivable	6,410
Interest receivable	13
Receivable from Adviser	12,364
Prepaid expenses	8,730

Total Assets	10,619,257

Liabilities
Payable to administrator, fund accountant, and transfer agent	15,945
Payable to custodian	1,210
Payable to trustees	1,130
Other accrued expenses	23,877

Total Liabilities	42,162

Net Assets	$10,577,095

Net Assets consist of:
Paid-in capital	$8,635,920
Accumulated undistributed net investment income	9,342
Accumulated undistributed net realized gains from investment transactions	276,151
Net unrealized appreciation on investments	1,655,682

Net Assets	$10,577,095

Shares outstanding (unlimited number of shares authorized, no par value)	764,176

Net asset value (“NAV”) and offering price per share	$13.84

Redemption price per share (NAV * 98%) (a)	$13.56

(a)	The Fund charges a 2% redemption fee on shares redeemed in 60 days or less of purchase. Shares are redeemed at the NAV if held longer than 60 calendar days.

See accompanying notes which are an integral part of these financial statements.

8

Granite Value Fund

Statement of Operations

For the year ended October 31, 2013

Investment Income
Dividend income (net of foreign withholding tax of $2,664)	$124,038
Interest income	112

Total investment income	124,150

Expenses
Investment Adviser fee	76,204
Administration expenses	37,500
Fund accounting expenses	25,000
Transfer agent expenses	35,119
Legal expenses	16,229
Registration expenses	16,021
Custodian expenses	8,452
Audit expenses	15,000
Trustee expenses	7,156
Insurance expenses	5,063
Pricing expenses	2,200
Offering expenses	1,458
Miscellaneous expenses	8,000

Total expenses	253,402

Fees waived and reimbursed by Adviser	(150,231)

Net operating expenses	103,171

Net investment income	20,979

Net Realized and Unrealized Gain on Investments
Net realized gain on investment securities	307,429
Net change in unrealized appreciation on investment securities	1,365,378

Net realized and unrealized gain on investments	1,672,807

Net increase in net assets resulting from operations	$1,693,786

See accompanying notes which are an integral part of these financial statements.

9

Granite Value Fund

Statements of Changes in Net Assets

	For the Year Ended October 31, 2013	For the Period Ended October 31, 2012 (a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$20,979	$13,983
Net realized gain (loss) on investment securities	307,429	(31,278)
Net change in unrealized appreciation on investment securities	1,365,378	290,304

Net increase in net assets resulting from operations	1,693,786	273,009

Distributions
From net investment income	(48,544)	—

Total distributions	(48,544)	—

Capital Transactions
Proceeds from shares sold	5,330,630	4,476,924
Proceeds from redemption fees (b)	—	1
Reinvestment of distributions	46,272	—
Amount paid for shares redeemed	(1,194,939)	(44)

Net increase in net assets resulting from capital transactions	4,181,963	4,476,881

Total Increase in Net Assets	5,827,205	4,749,890

Net Assets
Beginning of period	4,749,890	—

End of period	$10,577,095	$4,749,890

Accumulated undistributed net investment income included in net assets at end of period	$9,342	$36,907

Share Transactions
Shares sold	435,459	422,557
Shares issued in reinvestment of distributions	4,120	—
Shares redeemed	(97,956)	(4)

Net increase in share transactions	341,623	422,553

(a)	For the period December 22, 2011 (commencement of operations) to October 31, 2012.
(b)	The Fund charges a 2% redemption fee on shares redeemed in 60 days or less of purchase. Shares are redeemed at the NAV if held longer than 60 calendar days.

See accompanying notes which are an integral part of these financial statements.

10

Granite Value Fund

Financial Highlights

(For a share outstanding during each period)

	For the Year Ended October 31, 2013	For the Period Ended October 31, 2012 (a)
Selected Per Share Data:
Net asset value, beginning of period	$11.24	$10.00

Income from investment operations:
Net investment income	0.02	0.05	(b)
Net realized and unrealized gain on investments	2.68	1.19

Total Income from investment operations	2.70	1.24

Less distributions to shareholders:
From net investment income	(0.10)	—

Total distributions	(0.10)	—

Paid in capital from redemption fees	—	—	(c)

Net asset value, end of period	$13.84	$11.24

Total Return (d)	24.21%	12.40	%(e)
Ratios and Supplemental Data:
Net assets, end of period (000)	$10,577	$4,750
Ratio of net expenses to average net assets	1.35%	1.35	%(f)
Ratio of expenses to average net assets before waiver and reimbursement	3.32%	8.11	%(f)
Ratio of net investment income to average net assets	0.27%	0.55	%(f)
Portfolio turnover rate	33%	20	%(e)

(a)	For the period December 22, 2011 (commencement of operations) to October 31, 2012.
(b)	Calculated using the average shares method.
(c)	Resulted in less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(e)	Not annualized.
(f)	Annualized.

See accompanying notes which are an integral part of these financial statements.

11

Granite Value Fund

Notes to the Financial Statements

October 31, 2013

NOTE 1. ORGANIZATION

The Granite Value Fund (the “Fund”) is an open-end diversified series of the Valued Advisers Trust (the “Trust”). The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Board of Trustees (the “Board”). The Fund commenced operations December 22, 2011. The Fund’s investment adviser is Granite Investment Advisors, Inc. (the “Adviser”). The investment objective of the Fund is to provide long-term capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the year ended October 31, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. federal tax authorities for all tax years since inception.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board of Trustees).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The First In, First Out method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Redemption Fees – The Fund charges a 2.00% redemption fee for shares redeemed within 60 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.

12

Granite Value Fund

Notes to the Financial Statements—continued

October 31, 2013

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income, net realized long-term capital gains and its net realized short-term capital gains, if any, to its shareholders on at least an annual basis. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. There were no such material reclassifications made as of October 31, 2013.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, (ex., the risk inherent in a particular valuation technique used to measure fair value including items such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, are generally valued by using market quotations, furnished by a pricing service. Securities that are traded on any stock exchange are generally valued at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security is classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security is classified as a Level 2 security. When market quotations are not readily available, when the Fund determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Fund, in conformity with guidelines adopted by and subject to review by the Board. These securities are categorized as Level 3 securities.

13

Granite Value Fund

Notes to the Financial Statements—continued

October 31, 2013

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Investments in open-end mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Fund believes such prices more accurately reflect the fair value of such securities. A pricing service uses various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of fixed income securities are categorized as Level 2 securities. If the Fund decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Fund, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), including certificates of deposit and U.S. government securities, are valued by using the amortized cost method of valuation, which the Board has determined represents fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Fund is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Fund would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Fund’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Fund is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available. Any fair value pricing done outside the Fund’s approved pricing methods must be approved by the Pricing Committee of the Board.

14

Granite Value Fund

Notes to the Financial Statements—continued

October 31, 2013

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2013:

	Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$10,417,889	$—	$—	$10,417,889
Money Market Securities	173,851	—	—	173,851
Total	$10,591,740	$—	$—	$10,591,740

*	Refer to the Schedule of Investments for industry classifications.

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Trust recognizes transfers between fair value hierarchy levels at the reporting period end. There were no transfers between any Levels for the year ended October 31, 2013.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement, on behalf of the Fund (the “Agreement”), the Adviser manages the Fund’s investments subject to approval of the Trustees. As compensation for its management services, the Granite Value Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund. For the year ended October 31, 2013, the Adviser earned a fee of $76,204 from the Fund before the reimbursement described below.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses through February 28, 2014, so that total annual fund operating expenses, excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on short sales, and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable, incurred by the Fund in any fiscal year, do not exceed 1.35% of the Fund’s average daily net assets. The operating expense limitation also excludes any fees and expenses of acquired funds. For the year ended October 31, 2013, expenses totaling $150,231 were waived or reimbursed by the Adviser and are subject to potential recoupment by the Adviser until October 31, 2016. At October 31, 2013, the Adviser owed the Fund $12,364.

The amount subject to repayment by the Fund pursuant to the aforementioned conditions are as follows:

Amount	Recoverable through October 31,
$171,698	2015
150,231	2016

The Trust retains Huntington Asset Services, Inc. (“HASI”) to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the year ended October 31, 2013, HASI earned fees of $37,500 for administrative services provided to the Fund. At October 31, 2013, HASI was owed $6,250 from the Fund for administrative services. Certain officers and one Trustee of the Trust are members of management and/or employees of HASI. HASI is a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of Unified Financial Securities, Inc. (the “Distributor”) and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). For the year ended October 31, 2013, the Custodian earned fees of $8,452 for custody services provided to the Fund. At October 31, 2013, the Custodian was owed $1,210 from the Fund for custody services.

15

Granite Value Fund

Notes to the Financial Statements—continued

October 31, 2013

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

The Trust also retains HASI to act as the Fund’s transfer agent and to provide transfer agent services. For the year ended October 31, 2013, HASI earned fees of $35,119 for transfer agent services to the Fund. At October 31, 2013, the Fund owed HASI $5,528 for transfer agent services.

For the year ended October 31, 2013, HASI earned fees of $25,000 from the Fund for fund accounting services. At October 31, 2013, HASI was owed $4,167 from the Fund for fund accounting services.

Unified Financial Securities, Inc. acts as the principal underwriter of the Fund’s shares. There were no payments made by the Fund to the Distributor during the year ended October 31, 2013. An officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor.

The Fund has adopted a 12b-1 Plan that permits the Fund to pay 0.25% of its average daily net assets to financial institutions that provide distribution and/or shareholder servicing. The Plan will not be activated prior to February 28, 2014.

NOTE 5. INVESTMENTS

For the year ended October 31, 2013, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

Purchases
U.S. Government Obligations	$—
Other	6,473,927
Sales
U.S. Government Obligations	$—
Other	2,471,182

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a) (9) of the Investment Company Act of 1940. At October 31, 2013, Charles Schwab & Co., Inc. for the benefit of its customers, owned 58.19%. The Trust does not know whether Charles Schwab & Co. or any of the underlying beneficial owners controlled 25% or more of the voting securities of the Fund.

16

Granite Value Fund

Notes to the Financial Statements—continued

October 31, 2013

NOTE 8. FEDERAL TAX INFORMATION

At October 31, 2013, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross Appreciation	$1,678,208
Gross (Depreciation)	(34,270)

Net Appreciation (Depreciation) on Investments	$1,643,938

At October 31, 2013, the aggregate cost of securities, excluding U.S. government obligations, for federal income tax purposes was $8,947,802 for the Fund.

On December 17, 2013, the Fund paid an income distribution of $0.021911 per share, a short-term capital gain distribution of $0.186084 per share, and a long-term capital gain distribution of $0.178741 per share to shareholders of record.

The tax characterization of distributions for the fiscal years ended October 31, 2013 and 2012 was as follows:

	2013	2012
Distributions paid from:
Ordinary Income*	$48,544	$—

Total Distributions	$48,544	$—

*	Short term capital gain distributions are treated as ordinary income for tax purposes.

At October 31, 2013, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$159,471
Undistributed long-term capital gain (loss)	141,051
Accumulated capital and other losses	(3,285)
Net Unrealized appreciation (depreciation)	1,643,938

$1,941,175

At October 31, 2013, the difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales in the amount of $11,744.

At October 31, 2013, for federal income tax purposes, the Fund has no capital loss carryforwards.

NOTE 9. COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and trustees for certain liabilities that may arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

17

Granite Value Fund

Notes to the Financial Statements—continued

October 31, 2013

NOTE 10. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, and at a Board meeting held December 9-11, 2013, Andrea N. Mullins was appointed to serve as Trustee to the Trust and Bryan W. Ashmus was appointed to serve as Principal Financial Officer and Treasurer. This information is reflected in the “Trustees and Officers” table.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Granite Value Fund

(Valued Advisers Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Granite Value Fund (the “Fund”), a series of the Valued Advisers Trust, as of October 31, 2013, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Granite Value Fund as of October 31, 2013, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

December 27, 2013

TRUSTEES AND OFFICERS (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

The following table provides information regarding each of the Independent Trustees.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Dr. Merwyn R. Vanderlind, 77, Independent Trustee, August 2008 to present.	Retired; Consultant to Battelle Memorial Institute (International Science and Technology Research Enterprise) on business investments.

Ira Cohen, 54 Independent Trustee, June 2010 to present.	Independent financial services consultant (Feb. 2005 - present).

Andrea N. Mullins, 46 Independent Trustee, starting December 2013	Principal Financial Officer, Treasurer, Secretary of the Eagle Family of Funds 2004-2010; Chief Financial Officer of Eagle Fund Services (a wholly owned subsidiary of Raymond James Financial) 2008-2010; Vice President and Treasurer of Eagle Fund Services 1996-2008.

*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust consists of 16 series.

The following table provides information regarding the Trustee who is considered an “interested person” of the Trust, as that term is defined under the 1940 Act. Based on the experience of the Trustee, the Trust concluded that the individual described below should serve as a Trustee.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
R. Jeffrey Young, 49, Trustee and Chairman, June 2010 to present.	Principal Executive Officer and President, Valued Advisers Trust since February 2010; Senior Vice President, Huntington Asset Services, Inc. since January 2010; Chief Executive Officer, Huntington Funds since February 2010; President and Chief Executive Officer, Dreman Contrarian Funds March 2011 to February 2013; Trustee, Valued Advisers Trust, August 2008 to January 2010; Managing Director and Chief Operating Officer of Professional Planning Consultants 2007 to 2010.

*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust consists of 16 series.

The following table provides information regarding the Officers of the Trust:

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
R. Jeffrey Young, 49, Principal Executive Officer and President, February 2010 to present.	Trustee, Valued Advisers Trust since June 2010; Senior Vice President, Huntington Asset Services, Inc. since January 2010; Chief Executive Officer, Huntington Funds since February 2010; President and Chief Executive Officer, Dreman Contrarian Funds March 2011 to February 2013; Trustee, Valued Advisers Trust, August 2008 to January 2010; Managing Director and Chief Operating Officer of Professional Planning Consultants 2007 to 2010.

John C. Swhear, 52, Chief Compliance Officer, AML Officer and Vice President, August 2008 to present.	Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Senior Vice President of the Unified Series Trust since May 2007; Secretary of Huntington Funds since April 2010; President and Chief Executive Officer of Dreman Contrarian Funds from March 2010 to March 2011, and Vice President and Acting Chief Executive Officer, 2007 to March 2010.

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Carol J. Highsmith, 48, Vice President, August 2008 to present.	Employed in various positions with Huntington Asset Services, Inc., the Trust’s administrator, since November of 1994; currently Vice President of Legal Administration.

Matthew J. Miller, 37, Vice President, December 2011 to present.	Employed in various positions with Huntington Asset Services, Inc., the Trust’s administrator, since July of 1998; currently Vice President of Relationship Management; Vice President of Huntington Funds since February 2010.

Bryan W. Ashmus, 40, Treasurer and Principal Financial Officer, December 2013 to present	Vice President, Financial Administration, HASI (September 2013 to present); Chief Financial Officer and Treasurer, The Huntington Strategy Shares and The Huntington Funds Trust (November 2013 to present). Vice President, Treasurer Services, Citi Fund Services Ohio, Inc., (May 2005 to September 2013).

Heather Bonds, 38, Secretary, September 2012 to present.	Employed in various positions with Huntington Asset Services, Inc., the Trust’s administrator, since January of 2004; currently Certified Paralegal and Section Manager 2.

*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust consists of 16 series.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (888) 442-9893 to request a copy of the SAI or to make shareholder inquiries.

Management Agreement Renewal—(Unaudited)

At a meeting held on September 16-17, 2013, the Board of Trustees (the “Board”) considered the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust and Granite Investment Advisers, Inc. (the “Adviser”) with respect to the Granite Value Fund (the “Fund”). Counsel noted that the 1940 Act requires the approval of the investment advisory agreement between the Trust and its investment adviser by the Board, including a majority of the Independent Trustees. The Board discussed the arrangements between the Adviser and the Trust with respect to the Fund. The Board reviewed a memorandum from Counsel, and addressed to the Trustees that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the renewal of the Agreement. A copy of this memorandum was circulated to the Trustees in advance of the Meeting. Counsel discussed with the Trustees the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the renewal of the Agreement, including the following material factors: (i) the nature, extent, and quality of the services provided by the Adviser; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund; (iv) the extent to which economies of scale would be realized if the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; and (v) the Adviser’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process, including information presented at the Meeting. The Board requested and was provided with information and reports relevant to the annual renewal of the Agreement, including: (i) reports regarding the services and support provided to the Fund and its shareholders by the Adviser; (ii) quarterly assessments of the investment performance of the Fund by personnel of the Adviser; (iii) commentary on the reasons for the performance; (iv) presentations by the Adviser addressing its investment philosophy, investment strategy, personnel and operations; (v) compliance and audit reports concerning the Fund and the Adviser; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of the Adviser; and (vii) a memorandum from Counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various informational materials including, without limitation: (i) documents containing information about the Adviser, including financial information, a description of personnel and the services provided to the Fund, information on investment advice, performance, summaries of Fund expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Fund; (iii) the anticipated effect of size on the Fund’s performance and expenses; and (iv) conflicts of interest and benefits to be realized by the Adviser from its relationship with the Fund. The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors.

1.	The nature, extent, and quality of the services to be provided by the Adviser. In this regard, the Board considered the Adviser’s responsibilities under the Advisory Agreement. The Trustees considered the services being provided by the Adviser to the Fund including, without limitation: the quality of its investment advisory services (including research and recommendations with respect to portfolio securities), its process for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations, its coordination of services for the Fund among the Fund’s service providers, and its efforts to promote the Fund and grow its assets. The Trustees considered the Adviser’s continuity of, and commitment to retain, qualified personnel and the Adviser’s commitment to maintain its resources and systems that allow the Fund to maintain its goals, and the Adviser’s continued cooperation with the Independent Trustees and Counsel for the Fund. The Trustees considered the Adviser’s personnel, including the education and experience of the Adviser’s personnel. After considering the foregoing information and further information in the Meeting materials provided by the Adviser (including the Adviser’s Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by the Adviser were satisfactory and adequate for the Fund.

2.	Investment Performance of the Fund and the Adviser. In considering the investment performance of the Fund and the Adviser, the Trustees compared the short-term performance, including the 1-year cumulative return and since inception annualized returns of the Fund with the performance of funds with similar objectives managed by other investment advisers, as well as with aggregated peer group data. The Trustees also considered the consistency of the Adviser’s management of the Fund with its investment objective, strategies, and limitations. The Trustees noted that the Fund’s performance in all periods (for the periods ending July 31, 2013) other than the 1 year period was above the average and median for its category. The Trustees also considered the performance the Adviser’s separate accounts that were managed in a manner similar to that of the Fund and they noted that the performance was very comparable. After reviewing and discussing the investment performance of the Fund further, the Adviser’s experience managing the Fund, the Fund’s historical performance, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Fund and the Adviser was satisfactory.

3.	The costs of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund. In considering the costs of services to be provided and the profits to be realized by the Adviser from the relationship with the Fund, the Trustees considered: (1) the Adviser’s financial condition; (2) the asset levels of the Fund; (3) the overall expenses of the Fund; and (4) the nature and frequency of advisory fee payments. The Trustees reviewed information provided by the Adviser regarding its profits associated with managing the Fund. The Trustees also considered potential benefits for the Adviser in managing the Fund. The Trustees then compared the fees and expenses of the Fund (including the management fee) to other comparable mutual funds. The Trustees noted that the Fund’s management fee was among the highest in its peer group (and it was higher than its peer average and median), although the net expense ratios were only slightly above the peer average and median and could generally be viewed as comparable to that of the peers as a result of the Adviser’s contractual commitment to limit the expenses of the Fund. The Trustees noted that the management fee was less than those it charges to its separate account clients who had investment strategies and objectives similar to the Fund. Based on the foregoing, the Board concluded that the fees to be paid to the Adviser by the Fund and the profits to be realized by the Fund, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Adviser.

4.	The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Board considered the Fund’s fee arrangements with the Adviser. The Board considered that while the management fee remained the same at all asset levels, the Fund’s shareholders had experienced benefits from the Fund’s expense limitation arrangement. The Trustees noted the Adviser’s representation that it intended to keep this arrangement in place even after the expiration of the current term of the arrangement. The Trustees noted that once the Fund’s expenses fell below the cap set by the arrangement, the Fund’s shareholders would continue to benefit from the economies of scale under the Fund’s agreements with service providers other than the Adviser. In light of its ongoing consideration of the Fund’s asset levels, expectations for growth in the Fund, and fee levels, the Board determined that the Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Adviser.

5.	Possible conflicts of interest and benefits to the Adviser. In considering the Adviser’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and/or the Adviser’s other accounts; and the substance and administration of the Adviser’s code of ethics. The Trustees also considered disclosure in the registration statement of the Trust relating to the Adviser’s potential conflicts of interest. The Trustees noted that the Adviser utilizes soft dollars and its procedures relating thereto. The Trustees noted that the Adviser benefited from the Fund in that it is able to utilize the Fund as a vehicle into which to direct advisory clients with small account balances. The Trustees did not identify any other potential benefits (other than the management fee) that would inure to the Adviser. Based on the foregoing, the Board determined that the standards and practices of the Adviser relating to the identification and mitigation of potential conflicts of interest and the benefits that it derives from managing the Fund are acceptable.

After additional consideration of the factors delineated in the memorandum provided by Counsel and further discussion among the Board, the Board determined to approve the continuation of the Agreement between the Trust and the Adviser.

Granite Value Fund

Other Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2014 will show the tax status of all distributions paid to your account in calendar year 2013. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 94.71% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2013 ordinary income dividends, 95.94% qualifies for the corporate dividends received deduction.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies is available without charge upon request by (1) calling the Fund at (888) 442-9893 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

R. Jeffrey Young, Chairman

Dr. Merwyn R. Vanderlind

Ira Cohen

Andrea N. Mullins

OFFICERS

R. Jeffrey Young, Principal Executive Officer and President

John C. Swhear, Chief Compliance Officer, AML Officer and Vice President

Carol J. Highsmith, Vice President

Matthew J. Miller, Vice President

Bryan W. Ashmus, Principal Financial Officer and Treasurer

Heather Bonds, Secretary

INVESTMENT ADVISER

Granite Investment Advisors

11 South Main Street, Suite 501

Concord, NH 03301

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

The Law Offices of John H. Lively & Associates, Inc.

A member firm of The 1940 Act Law GroupTM

11300 Tomahawk Creek Parkway, Ste. 310

Leawood, KS 66211

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

Annual Report

October 31, 2013

Fund Adviser:

Kovitz Investment Group, LLC

115 South LaSalle Street, 27th Floor

Chicago, IL 60603

Toll Free (888) 695-3729

Management Discussion & Analysis- Fiscal Year-End October 31, 2013

Performance

Kovitz Investment Group launched the Green Owl Intrinsic Value Fund (the Fund) with the goal of seeking long-term capital appreciation through high risk-adjusted returns. Relying on a fundamental, research-driven process, the Fund strives to build a diversified portfolio of equity investments through the purchase of competitively advantaged and financially strong companies at prices substantially less than our estimate of their intrinsic values.

For the fiscal year ending October 31, 2013, the Fund returned 29.59%. In comparison, our benchmark, the S&P 500® Index, gained 27.18% during the same period. Since inception on December 28, 2011, the Fund has returned 51.23% on a cumulative basis vs. 44.50% for the S&P 500® over the same time period.

While we are pleased with these strong results, we’d like to remind shareholders that our style doesn’t typically lead to outperformance in periods of broad market gains. In a significantly rising market, we are more than content to be average, knowing that our management approach is better suited to outperform in down markets. Our goal is for the value of our holdings to consistently decline less than the overall market when the market declines while participating fully, but not necessarily more so, when the market rises.

Often times when the market is up powerfully, it tends to be driven by a few sectors that pull up the overall returns often masking relatively poorer performance in other sectors. This year, however, gains for the overall market seemed to be much more broad-based as every sector produced positive returns. Gains across our portfolio were very much in line with the breadth of the broader market. Also, quality tends to lag in rapidly rising markets as speculators typically come out of the woodwork seeking out and pushing up junkier stocks. For whatever reason that phenomenon was more muted this year and high quality stocks, of which we believe our portfolio is comprised of, displayed market leadership.

Performance for the year was led by strong returns from our stock selections in the industrial and financial sectors. Having little to no exposure in the Utilities, Material and Energy sectors helped our relative returns as these sectors, while producing positive results, lagged the overall market returns fairly significantly.

The individual equity holdings which were the most significant positive contributors to the Fund’s relative performance during the period were Walgreen (WAG), Boeing (BA), Berkshire Hathaway (BRKB), American International group (AIG), and Bank of America (BAC). On the flip side, those stocks which most detracted from our relative performance included Apple (AAPL), International Business Machines (IBM), Target (TGT), Sysco (SYY), and WalMart (WMT).

Portfolio Activity

During the year we:

•	Initiated positions in the following 11 companies; Coach (COH, DirecTV (DTV), Corning (GLW), General Motors (GM), Hertz (HTZ), IBM, JPMorgan (JPM), Leucadia (LUK), Trinity Industries (TRN), Vodafone (VOD) and Weight Watchers (WTW).

•	Increased position sizes in the following 2 companies; Apple and AIG.

•	Exited positions in the following 7 companies; Automatic Data Processing (ADP), Biglari Holdings (BH), Cemex (CX), Hewlett Packard (HPQ), Lowe’s (LOW), Markel (MKL), and Proctor & Gamble (PG).

•	Decreased position sizes in the following 5 companies; Becton Dickinson (BDX), Johnson & Johnson (JNJ), CarMax (KMX), Robert Half (RHI), and Wells Fargo (WFC).

As of October 31, 2013, our five largest positions were Berkshire Hathaway, Apple, Kohl’s (KSS), International Business Machines, and Target.

We remain focused on our core investment disciplines; price consciousness, strict adherence to our business fundamentals framework, and remaining unemotional regardless of the market environment.

Thank you for your continued support and trust in our ability to manage your investment in the Fund.

Investment Results – (Unaudited)

Total Returns*

(For the fiscal year ended October 31, 2013)

		Average Annual
		Returns
		Since Inception
	One Year	(December 22, 2011) (a)
Green Owl Intrinsic Value Fund	29.59%	25.11%
S&P 500® Index**	27.18%	22.06%

Total annual operating expenses, as disclosed in the Fund’s prospectus dated February 28, 2013, supplemented October 18, 2013, were 2.10% of average daily net assets (1.10% after fee waivers/expense reimbursements by the adviser). Effective November 1, 2013, the adviser has contractually agreed to waive or limit its fees and to assume other expenses of the Fund until February 28, 2015, so that the Total Annual Operating Expenses do not exceed 1.10%. This operating expense limitation does not apply to brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, 12b-1 fees; extraordinary expenses and indirect expenses (such as “acquired fund fees and expenses”). Prior to November 1, 2013, the expense cap was 1.40%.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-888-695-3729.

(a) The Fund commenced operations on December 22, 2011. However, the Fund did not invest in long-term securities towards the investment objective until December 28, 2011. December 28, 2011 is the performance calculation inception date.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**	The S&P 500® Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing. The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

2

The Fund commenced operations on December 22, 2011. However, the Fund did not invest in long-term securities towards the investment objective until December 28, 2011. December 28, 2011 is the performance calculation inception date. The chart above assumes an initial investment of $10,000 made on December 28, 2011 and held through October 31, 2013. The S&P 500® Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-888-695-3729. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

3

Fund Holdings – (Unaudited)

[1]	As a percentage of net assets.

The investment objective of the Green Owl Intrinsic Value Fund is long-term capital appreciation.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses – (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning and held for the entire period from May 1, 2013 to October 31, 2013.

4

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.

Green Owl Intrinsic Value Fund	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period* May 1, 2013 – October 31, 2013
Actual*	$1,000.00	$1,102.20	$7.42
Hypothetical**	$1,000.00	$1,018.15	$7.12

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	Assumes a 5% return before expenses.

5

Green Owl Intrinsic Value Fund

Schedule of Investments

October 31, 2013

	Shares	Fair Value
Common Stocks — 98.58%
Consumer Discretionary — 23.62%
Bed Bath & Beyond, Inc. *	17,815	$1,377,456
CarMax, Inc. (a) *	25,240	1,186,028
Coach, Inc.	19,900	1,008,532
DIRECTV – Class A*	19,050	1,190,434
General Motors Co. *	30,230	1,116,998
Kohl’s Corp.	35,200	1,999,360
Target Corp.	27,710	1,795,331
Walt Disney Co./The	19,305	1,324,130
Weight Watchers International, Inc.	4,125	132,454

		11,130,723

Consumer Staples — 14.44%
Coca-Cola Co./The	24,170	956,407
CVS Caremark Corp.	25,490	1,587,007
Sysco Corp.	26,640	861,538
Walgreen Co.	28,815	1,707,001
Wal-Mart Stores, Inc.	22,065	1,693,489

		6,805,442

Financials — 29.85%
American Express Co.	10,265	839,677
American International Group, Inc.	28,650	1,479,772
Bank of America Corp.	91,800	1,281,528
Bank of New York Mellon Corp./The	50,360	1,601,448
Berkshire Hathaway, Inc. - Class B *	27,665	3,183,688
Franklin Resources, Inc.	21,145	1,138,870
Goldman Sachs Group, Inc./The	5,100	820,386
JPMorgan Chase & Co.	18,000	927,720
Leucadia National Corp.	41,835	1,185,604
Wells Fargo & Co.	37,750	1,611,547

		14,070,240

Health Care — 3.53%
Abbott Laboratories	17,530	640,722
Becton, Dickinson and Co.	460	48,360
Johnson & Johnson	10,525	974,720

		1,663,802

Industrials — 9.96%
Boeing Co./The	10,070	1,314,135
Expeditors International of Washington, Inc.	26,905	1,218,527
Hertz Global Holdings, Inc. *	4,210	96,662
Robert Half International, Inc.	17,285	665,991
Trinity Industries, Inc.	8,552	432,988
United Parcel Service, Inc. (UPS) - Class B	9,820	964,717

		4,693,020

Information Technology — 15.33%
Accenture PLC - Class A	16,815	1,235,902
Apple, Inc.	4,110	2,146,858
Corning, Inc.	53,300	910,897
Google, Inc. - Class A *	1,053	1,085,201
International Business Machines Corp.	10,300	1,845,863

		7,224,721

See accompanying notes which are an integral part of these financial statements.

6

Green Owl Intrinsic Value Fund

Schedule of Investments - continued

October 31, 2013

	Shares	Fair Value
Telecommunication Services — 1.85%
Vodafone Group PLC ADR	23,700	872,634

Total Common Stocks (Cost $36,945,389)		46,460,582

Money Market Securities — 1.68%
Federated Treasury Obligations Fund - Service Shares, 0.01% (b)	790,569	790,569

Total Money Market Securities (Cost $790,569)		790,569

Total Investments – 100.26% (Cost $37,735,958)		47,251,151

Total Written Call Options (Premiums Received $42,431) – (0.03)%		(14,030)

Liabilities in Excess of Other Assets – (0.23)%		(108,580)

TOTAL NET ASSETS – 100.00%		$47,128,541

(a) All or a portion of the security is held as collateral for written call options.

(b) Rate disclosed is the seven day yield as of October 31, 2013.

* Non-income producing security.

ADR — American Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

7

Green Owl Intrinsic Value Fund

Schedule of Written Options

October 31, 2013

	Outstanding
	Contracts	Fair Value
Written Call Options - (0.03)%
Consumer Discretionary - (0.03)%
CarMax, Inc./ January 2014/ Strike $50.00 (a)	(122)	$(14,030)

TOTAL WRITTEN CALL OPTIONS (Premiums Received $42,321) - (0.03)%		$(14,030)

(a)	The call contract has a multiplier of 100 shares.

See accompanying notes which are an integral part of these financial statements.

8

Green Owl Intrinsic Value Fund

Statement of Assets and Liabilities

October 31, 2013

Assets
Investments in securities at fair value (cost $37,735,958)	$47,251,151
Dividends receivable	33,742
Interest receivable	11
Prepaid expenses	21,202

Total Assets	47,306,106

Liabilities
Options written, at value (premiums received $42,321)	14,030
Payable for investments purchased	95,764
Payable to Adviser	35,725
Payable to administrator, fund accountant, and transfer agent	8,179
Payable to custodian	2,271
Payable to trustees	19
Other accrued expenses	21,577

Total Liabilities	177,565

Net Assets	$47,128,541

Net Assets consist of:
Paid-in capital	$35,870,119
Accumulated undistributed net investment income	6,460
Accumulated undistributed net realized gains from investment transactions	1,708,478
Net unrealized appreciation on:
Investment securities	9,515,193
Option contracts	28,291

Net Assets	$47,128,541

Shares outstanding (unlimited number of shares authorized, no par value)	3,143,192

Net asset value, offering and redemption price per share	$14.99

See accompanying notes which are an integral part of these financial statements.

9

Green Owl Intrinsic Value Fund

Statement of Operations

For the year ended October 31, 2013

Investment Income
Dividend income (net of withholding tax of $2,664)	$538,609
Interest income	113

Total investment income	538,722

Expenses
Investment Adviser fee	349,653
Administration expenses	37,500
Fund accounting expenses	25,000
Transfer agent expenses	35,920
Legal expenses	16,037
Registration expenses	6,060
Custodian expenses	13,131
Audit expenses	15,000
Trustee expenses	6,989
Insurance expenses	5,063
Pricing expenses	2,343
Offering expenses	2,701
CCO expenses	3,004
Miscellaneous expenses	12,665

Total expenses	531,066

Fees waived and reimbursed by Adviser	(40,437)

Net operating expenses	490,629

Net investment income	48,093

Net Realized and Unrealized Gain on Investments
Net realized gain on investment securities transactions	1,692,216
Net realized gain on option transactions	16,268
Net change in unrealized appreciation on investment securities	7,150,136
Net change in unrealized appreciation on option contracts	13,436

Net realized and unrealized gain on investments	8,872,056

Net increase in net assets resulting from operations	$8,920,149

See accompanying notes which are an integral part of these financial statements.

10

Green Owl Intrinsic Value Fund

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Period Ended
	October 31, 2013	October 31, 2012 (a)
Increase in Net Assets due to:
Operations
Net investment income	$48,093	$43,166
Net realized gain on investment securities and option transactions	1,708,484	132,328
Net change in unrealized appreciation on investment securities and option transactions	7,163,572	2,379,912

Net increase in net assets resulting from operations	8,920,149	2,555,406

Distributions
From net investment income	(104,736)	—
From net realized gains	(132,334)	—

Total distributions	(237,070)	—

Capital Transactions
Proceeds from shares sold	18,027,338	22,579,737
Reinvestment of distributions	233,845	—
Amount paid for shares redeemed	(4,571,936)	(378,928)

Net increase in net assets resulting from capital transactions	13,689,247	22,200,809

Total Increase in Net Assets	22,372,326	24,756,215

Net Assets
Beginning of period	24,756,215	—

End of period	$47,128,541	$24,756,215

Accumulated undistributed net investment income included in net assets at end of period	$6,460	$63,103

Share Transactions
Shares sold	1,334,642	2,156,091
Shares issued in reinvestment of distributions	19,868	—
Shares redeemed	(333,405)	(34,004)

Net increase in share transactions	1,021,105	2,122,087

(a)	For the period December 22, 2011 (commencement of operations) to October 31, 2012.

See accompanying notes which are an integral part of these financial statements.

11

Green Owl Intrinsic Value Fund

Financial Highlights

(For a share outstanding during each period)

	For the Year Ended		For the Period Ended
	October 31, 2013		October 31, 2012 (a)
Selected Per Share Data:
Net asset value, beginning of period	$11.67		$10.00

Income from investment operations:
Net investment income	0.02		0.02
Net realized and unrealized gain on investments	3.41		1.65

Total from investment operations	3.43		1.67

Less distributions to shareholders:
From net investment income	(0.05)		—
From net realized gains	(0.06)		—

Total distributions	(0.11)		—

Net asset value, end of period	$14.99		$11.67

Total Return (b)	29.59%		16.70	%(c)
Ratios and Supplemental Data:
Net assets, end of period (000)	$47,129		$24,756
Ratio of net expenses to average net assets	1.40	%(e)	1.41	%(d)(e)
Ratio of expenses to average net assets before waiver and reimbursement	1.52	%(e)	2.11	%(d)(e)
Ratio of net investment income to average net assets	0.14%		0.26	%(d)
Portfolio turnover rate	20%		11	%(c)

(a)	For the period December 22, 2011 (commencement of operations) to October 31, 2012.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(c)	Not annualized.
(d)	Annualized.
(e)	Includes 0.01% and less than 0.005% for line of credit fees for 2012 and 2013, respectively.

See accompanying notes which are an integral part of these financial statements.

12

Green Owl Intrinsic Value Fund

Notes to the Financial Statements

October 31, 2013

NOTE 1. ORGANIZATION

The Green Owl Intrinsic Value Fund (the “Fund”) is an open-end diversified series of the Valued Advisers Trust (the “Trust”). The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Trustees. The Fund’s investment adviser is Kovitz Investment Group, LLC (the “Adviser”). The investment objective of the Fund is to provide long-term capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These polices are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended October 31, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. federal tax authorities for all tax years since inception.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board of Trustees).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The First In, First Out method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income, net realized long-term capital gains and its net realized short-term capital gains, if any, to its shareholders on at least an annual basis. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. There were no such material reclassifications made as of October 31, 2013.

13

Green Owl Intrinsic Value Fund

Notes to the Financial Statements - continued

October 31, 2013

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Writing Options – The Fund may write covered call options on equity securities or futures contracts that the Fund is eligible to purchase to extend a holding period to obtain long-term capital gain treatment, to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. The Fund may write covered call options if, immediately thereafter, not more than 30% of its net assets would be committed to such transactions. A call option gives the holder (buyer) the right to purchase a security or futures contract at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is “covered” if the Fund owns the underlying security subject to the call option at all times during the option period. When the Fund writes a covered call option, it maintains a segregated account with its Custodian or as otherwise required by the rules of the exchange the underlying security, cash or liquid portfolio securities in an amount not less than the exercise price at all times while the option is outstanding. See Note 4 for additional disclosures.

The Fund will receive a premium from writing a call option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. However, there is no assurance that a closing transaction can be affected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

The Fund may write put options on equity securities and futures contracts that the Fund is eligible to purchase to earn premium income or to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. The Fund may not write a put option if, immediately thereafter, more than 25% of its net assets would be committed to such transactions. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When the Fund writes a put option, it maintains in a segregated account with its Custodian cash or liquid portfolio securities in an amount not less than the exercise price at all times while the put option is outstanding.

The Fund will receive a premium from writing a put option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case the Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised, resulting in a potential capital loss unless the security subsequently appreciates in value. During the year ended October 31, 2013, the Fund utilized covered call options to extend the holding period to obtain long-term capital gain treatment and to take advantage of the option premium to garner a higher exit price than would have been available by immediately selling the stock.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk; for example, the risk inherent in a particular valuation technique used to measure fair value including items such as a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be

14

Green Owl Intrinsic Value Fund

Notes to the Financial Statements - continued

October 31, 2013

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Fund believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Fund determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Fund, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in open-end mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities are categorized as Level 1 securities.

Written option contracts that the Fund invests in are generally traded on an exchange. The options in which the Fund invests are generally valued at the last trade price as provided by a pricing service. If the last sale price is not available, the options will be valued at the mean of the last bid and ask prices. The options will generally be categorized as Level 1 securities. If the Fund decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Fund, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

15

Green Owl Intrinsic Value Fund

Notes to the Financial Statements - continued

October 31, 2013

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Fixed income securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Fund believes such prices more accurately reflect the fair value of such securities. A pricing service uses various inputs and techniques, which include broker-dealer quotations, like trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the fixed income securities are categorized as Level 2 securities. If the Fund decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Fund, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined represents fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Fund is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Fund would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Fund’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Fund is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available. Any fair value pricing done outside the Fund’s approved pricing methods must be approved by the Pricing Committee of the Board.

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2013:

	Valuation Inputs
	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets
Common Stocks*	$46,460,582	$—	$—	$46,460,582
Money Market Securities	790,569	—	—	790,569
Total	$47,251,151	$—	$—	$47,251,151

*	Refer to the Schedule of Investments for industry classifications.

16

Green Owl Intrinsic Value Fund

Notes to the Financial Statements - continued

October 31, 2013

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

	Valuation Inputs
	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Liabilities
Option Contracts	$(14,030)	$—	$—	$(14,030)
Total	$(14,030)	$—	$—	$(14,030)

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Trust recognizes transfers between fair value hierarchy levels at the reporting period end. There were no transfers between any Levels for the fiscal year ended October 31, 2013.

NOTE 4. DERIVATIVE TRANSACTIONS

Call options written are presented separately on the Statement of Assets and Liabilities as a liability at fair value and on the Statement of Operations under net realized gain on option transactions and change in unrealized appreciation on option contracts, respectively.

At October 31, 2013

Derivatives	Location of Derivatives on Statement of Assets & Liabilities
Equity Risk:
Written Call Options	Options written, at value	$(14,030)
Written Call Options	Net unrealized appreciation on option contracts	$28,291

For the fiscal year ended October 31, 2013 :

Derivatives	Location of Gain (Loss) on Derivatives on Statement of Operations	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Equity Risk:
Written Call Options	Net realized and unrealized gain on option contracts	$16,268	$13,436

Transactions in written options by the Fund during the fiscal year ended October 31, 2013, were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at October 31, 2012	4	$21,095
Options written	177	52,803
Options closed	(4)	(21,095)
Options exercised	(55)	(10,482)

Options outstanding at October 31, 2013	122	$42,321

17

Green Owl Intrinsic Value Fund

Notes to the Financial Statements - continued

October 31, 2013

NOTE 5. ADVISER FEES AND OTHER TRANSACTIONS

Under the terms of the management agreement, on behalf of the Fund (the “Agreement”), the Adviser manages the Fund’s investments subject to approval of the Trustees. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund. For the fiscal year end October 31, 2013, the Adviser earned a fee of $349,653 from the Fund before the reimbursement described below. At October 31, 2013, the Fund owed the Adviser $35,725.

Effective November 1, 2013, the Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses, excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on short sales, and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable, incurred by the Fund in any fiscal year, do not exceed 1.10% of the Fund’s average daily net assets through February 28, 2015. The operating expense limitation also excludes any fees and expenses of acquired funds. For the year ended October 31, 2013 the expense cap was 1.40%.

For the fiscal year ended October 31, 2013, expenses totaling $40,437 were waived or reimbursed by the Adviser. Each waiver or reimbursement by the Adviser with respect to the Fund is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular waiver or reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver and any expense limitation in place at the time of repayment.

The amount subject to repayment by the Fund pursuant to the aforementioned conditions are as follows:

Recoverable through
Amount	October 31,
$115,029	2015
40,437	2016

The Trust retains Huntington Asset Services, Inc. (“HASI”) to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended October 31, 2013, HASI earned fees of $37,500 for administrative services provided to the Fund. At October 31, 2013, HASI was owed $3,125 from the Fund for administrative services. Certain officers and one Trustee of the Trust are members of management and/or employees of HASI. HASI is a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of Unified Financial Securities, Inc. (the “Distributor”) and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). For the fiscal year ended October 31, 2013, the Custodian earned fees of $13,131 for custody services provided to the Fund. At October 31, 2013, the Custodian was owed $2,271 from the Fund for custody services.

The Trust also retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. For the year end October 31, 2013, HASI earned fees of $35,920 for transfer agent services to the Fund. At October 31, 2013, the Fund owed HASI $2,972 for transfer agent services. For the fiscal year ended October 31, 2013, HASI earned fees of $25,000 from the Fund for fund accounting services. At October 31, 2013, HASI was owed $2,082 from the Fund for fund accounting services.

During the year ended October 31, 2013, the Fund paid $7,531 to Kovitz Securities, LLC, an affiliate of the Adviser, on the execution of purchases and sales of the Fund’s portfolio investments.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal underwriter of the Fund’s shares. There were no payments made by the Fund to the Distributor during the fiscal year ended October 31, 2013. An officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor.

18

Green Owl Intrinsic Value Fund

Notes to the Financial Statements - continued

October 31, 2013

NOTE 6. LINE OF CREDIT

During the fiscal year ended October 31, 2013, the Trust, on behalf of the Fund, entered into an agreement with The Huntington National Bank, the custodian of the Fund’s investments, to open a secured line of credit, expiring on September 10, 2014; borrowings under these arrangements bear interest at LIBOR plus 1.500%. As of October 31, 2013, the Fund has no outstanding balances. The Fund has a line of credit available for the lesser of $1,000,000 or 5% of the Fund’s daily market value; however, the Fund did not borrow on its line of credit during the fiscal year ended October 31, 2013.

NOTE 7. INVESTMENTS

For the fiscal year ended October 31, 2013, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

Purchases
U.S. Government Obligations	$—
Other	19,946,893
Sales
U.S. Government Obligations	$—
Other	6,866,997

NOTE 8. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 9. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a) (9) of the Investment Company Act of 1940. At October 31, 2013, Charles Schwab & Co., Inc., for the benefit of its customers, owned 42.72%. The Trust does not know whether Charles Schwab or any of the underlying beneficial owners owned or controlled 25% or more of the voting securities of the Green Owl Intrinsic Value Fund.

19

Green Owl Intrinsic Value Fund

Notes to the Financial Statements - continued

October 31, 2013

NOTE 10. FEDERAL TAX INFORMATION

At October 31, 2013, the net unrealized appreciation (depreciation) of investments, including written options, for tax purposes was as follows:

Gross Appreciation	$9,764,174
Gross (Depreciation)	(220,690)

Net Appreciation (Depreciation) on Investments	$9,543,484

At October 31, 2013, the aggregate cost of securities, excluding U.S. government obligations, for federal income tax purposes was $37,735,958 and premiums received for written options was $42,321 for the Fund.

On December 17, 2013, the Fund paid an income distribution of $0.026378 per share, a short-term capital gain distribution of $0.020795 per share, and a long-term capital gain distribution of $0.515039 per share to shareholders of record.

The tax characterization of distributions for the fiscal years ended October 31, 2013 and 2012 was as follows:

	2013	2012
Distributions paid from:
Ordinary Income*	$237,070	$—

Total Distributions	$237,070	$—

*	Short term capital gain distributions are treated as ordinary income for tax purposes.

At October 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$76,019
Undistributed long term capital gains	1,642,180
Net unrealized appreciation (depreciation)	9,543,484
Accumulated capital and other losses	(3,261)

$11,258,422

NOTE 11. COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and trustees for certain liabilities that may arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

20

Green Owl Intrinsic Value Fund

Notes to the Financial Statements - continued

October 31, 2013

NOTE 12. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, and at a Board meeting held December 9-11, 2013, Andrea N. Mullins was appointed to serve as Trustee to the Trust and Bryan W. Ashmus was appointed to serve as Principal Financial Officer and Treasurer. This information is reflected in the “Trustees and Officers” table.

21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Green Owl Intrinsic Value Fund

(Valued Advisers Trust)

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and written options, of Green Owl Intrinsic Value Fund (the “Fund”), a series of the Valued Advisers Trust, as of October 31, 2013, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Green Owl Intrinsic Value Fund as of October 31, 2013, results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

December 27, 2013

TRUSTEES AND OFFICERS (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

The following table provides information regarding each of the Independent Trustees.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Dr. Merwyn R. Vanderlind, 77, Independent Trustee, August 2008 to present.	Retired; Consultant to Battelle Memorial Institute (International Science and Technology Research Enterprise) on business investments.

Ira Cohen, 54 Independent Trustee, June 2010 to present.	Independent financial services consultant (Feb. 2005—present).

Andrea N. Mullins, 46 Independent Trustee, starting December 2013	Principal Financial Officer, Treasurer, Secretary of the Eagle Family of Funds 2004-2010; Chief Financial Officer of Eagle Fund Services (a wholly owned subsidiary of Raymond James Financial) 2008-2010; Vice President and Treasurer of Eagle Fund Services 1996-2008.

*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust consists of 16 series.

The following table provides information regarding the Trustee who is considered an “interested person” of the Trust, as that term is defined under the 1940 Act. Based on the experience of the Trustee, the Trust concluded that the individual described below should serve as a Trustee.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
R. Jeffrey Young, 49, Trustee and Chairman, June 2010 to present.	Principal Executive Officer and President, Valued Advisers Trust since February 2010; Senior Vice President, Huntington Asset Services, Inc. since January 2010; Chief Executive Officer, Huntington Funds since February 2010; President and Chief Executive Officer, Dreman Contrarian Funds March 2011 to February 2013; Trustee, Valued Advisers Trust, August 2008 to January 2010; Managing Director and Chief Operating Officer of Professional Planning Consultants 2007 to 2010.

*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust consists of 16 series.

The following table provides information regarding the Officers of the Trust:

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
R. Jeffrey Young, 49, Principal Executive Officer and President, February 2010 to present.	Trustee, Valued Advisers Trust since June 2010; Senior Vice President, Huntington Asset Services, Inc. since January 2010; Chief Executive Officer, Huntington Funds since February 2010; President and Chief Executive Officer, Dreman Contrarian Funds March 2011 to February 2013; Trustee, Valued Advisers Trust, August 2008 to January 2010; Managing Director and Chief Operating Officer of Professional Planning Consultants 2007 to 2010.

John C. Swhear, 52, Chief Compliance Officer, AML Officer and Vice President, August 2008 to present.	Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Senior Vice President of the Unified Series Trust since May 2007; Secretary of Huntington Funds since April 2010; President and Chief Executive Officer of Dreman Contrarian Funds from March 2010 to March 2011, and Vice President and Acting Chief Executive Officer, 2007 to March 2010.

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Carol J. Highsmith, 48, Vice President, August 2008 to present.	Employed in various positions with Huntington Asset Services, Inc., the Trust’s administrator, since November of 1994; currently Vice President of Legal Administration.

Matthew J. Miller, 37, Vice President, December 2011 to present.	Employed in various positions with Huntington Asset Services, Inc., the Trust’s administrator, since July of 1998; currently Vice President of Relationship Management; Vice President of Huntington Funds since February 2010.

Bryan W. Ashmus, 40, Treasurer and Principal Financial Officer, December 2013 to present	Vice President, Financial Administration, HASI (September 2013 to present); Chief Financial Officer and Treasurer, The Huntington Strategy Shares and The Huntington Funds Trust (November 2013 to present). Vice President, Treasurer Services, Citi Fund Services Ohio, Inc., (May 2005 to September 2013).

Heather Bonds, 38, Secretary, September 2012 to present.	Employed in various positions with Huntington Asset Services, Inc., the Trust’s administrator, since January of 2004; currently Certified Paralegal and Section Manager 2.

*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust consists of 16 series.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (888) 442-9893 to request a copy of the SAI or to make shareholder inquiries.

MANAGEMENT AGREEMENT RENEWAL (Unaudited)

At a meeting held on June 10-11, 2013, the Board of Trustees (the “Board”) considered the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust and Kovitz Investment Group, LLC (the “Adviser”) with respect to the Green Owl Intrinsic Value Fund (the “Fund”). Counsel noted that the 1940 Act requires the approval of the investment advisory agreement between the Trust and its investment adviser by the Board, including a majority of the Independent Trustees. The Board then specifically discussed the arrangements between the Adviser and the Trust with respect to the Fund. The Board reviewed a memorandum from Counsel, and addressed to the Trustees that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the renewal of the Agreement. A copy of this memorandum was circulated to the Trustees in advance of the Meeting. Counsel discussed with the Trustees the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the renewal of the Agreement, including the following material factors: (i) the nature, extent, and quality of the services provided by the Adviser; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund; (iv) the extent to which economies of scale would be realized if the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; and (v) the Adviser’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process, including information presented at the Meeting. The Board requested and was provided with information and reports relevant to the annual renewal of the Agreement, including: (i) reports regarding the services and support provided to the Fund and its shareholders by the Adviser; (ii) quarterly assessments of the investment performance of the Fund by personnel of the Adviser; (iii) commentary on the reasons for the performance; (iv) presentations by Fund management addressing the Adviser’s investment philosophy, investment strategy, personnel and operations; (v) compliance and audit reports concerning the Fund and the Adviser; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of the Adviser; and (vii) a memorandum from Counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various informational materials including, without limitation: (i) documents containing information about the Adviser, including financial information, a description of personnel and the services provided to the Fund, information on investment advice, performance, summaries of Fund expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Fund; (iii) the anticipated effect of size on the Fund’s performance and expenses; and (iv) benefits to be realized by the Adviser from its relationship with the Fund. The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors.

1.	The nature, extent, and quality of the services to be provided by the Adviser. In this regard, the Board considered the Adviser’s responsibilities under the Agreement. The Trustees considered the services being provided by the Adviser to the Fund including, without limitation: the quality of its investment advisory services (including research and recommendations with respect to portfolio securities), its process for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations, its coordination of services for the Fund among the Fund’s service providers, and its efforts to promote the Fund and grow its assets. The Trustees considered the Adviser’s continuity of, and commitment to retain, qualified personnel and the Adviser’s commitment to maintain its resources and systems and options that allow the Fund to maintain its goals, and the Adviser’s continued cooperation with the Independent Trustees and Counsel for the Fund. The Trustees considered the Adviser’s personnel, including the education and experience of the Adviser’s personnel. After considering the foregoing information and further information in the Meeting materials provided by the Adviser (including the Adviser’s Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by the Adviser were satisfactory and adequate for the Fund.

2.	Investment Performance of the Fund and the Adviser. In considering the investment performance of the Fund and the Adviser, the Trustees compared the short-term performance, including the 1-year cumulative return and since inception annualized returns of the Fund with the performance of funds with similar objectives managed by other investment advisers, as well as with aggregated peer group data. The Trustees also considered the consistency of the Adviser’s management of the Fund with its investment objective, strategies, and limitations. The Trustees noted that the Fund’s performance in all periods (for the periods ending April 30, 2013) reviewed was above average and it was the best in its category since the Fund’s inception. The Trustees also considered the performance of the Adviser’s separate accounts that were managed in a manner similar to that of the Fund and they noted that the performance was very comparable. After reviewing and discussing the investment performance of the Fund further, the Adviser’s experience managing the Fund, the Fund’s historical performance, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Fund and the Adviser was satisfactory.

3.	The costs of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund. In considering the costs of services to be provided and the profits to be realized by the Adviser from the relationship with the Fund, the Trustees considered: (1) the Adviser’s financial condition; (2) the asset levels of the Fund; (3) the overall expenses of the Fund; and (4) the nature and frequency of advisory fee payments. The Trustees reviewed information provided by the Adviser regarding its profits associated with managing the Fund. The Trustees also considered potential benefits for the Adviser in managing the Fund. The Trustees then compared the fees and expenses of the Fund (including the management fee) to other comparable mutual funds. The Trustees noted that the Fund’s management fee was among the highest in its peer group (and it was higher than its peer average and median), although the net expense ratios were only slightly above the peer average and median and could generally be viewed as comparable to that of the peers as a result of the Adviser’s contractual commitment to limit the expenses of the Fund. The Trustees noted that the management fee was less than those it charges to its separate account clients who had investment strategies and objectives similar to the Fund. Based on the foregoing, the Board concluded that the fees to be paid to the Adviser by the Fund and the profits to be realized by the Fund, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Adviser.

4.	The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Board considered the Fund’s fee arrangements with the Adviser. The Board considered that while the management fee remained the same at all asset levels, the Fund’s shareholders had experienced benefits from the Fund’s expense limitation arrangement. The Trustees noted the Adviser’s representation that it intended to keep this arrangement in place even after the expiration of the current term of the arrangement. The Trustees noted that once the Fund’s expenses fell below the cap set by the arrangement, the Fund’s shareholders would continue to benefit from the economies of scale under the Fund’s agreements with service providers other than the Adviser. In light of its ongoing consideration of the Fund’s asset levels, expectations for growth in the Fund, and fee levels, the Board determined that the Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Adviser.

5.

Possible conflicts of interest and benefits to the Adviser. In considering the Adviser’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and/or the Adviser’s other accounts; and the substance and administration of the Adviser’s code of ethics. The Trustees also considered disclosure in the registration statement of the Trust relating to the Adviser’s potential conflicts of interest. The Trustees noted that the Adviser does not utilize soft dollars. The Trustees noted that the Adviser benefited from the Fund in that it is able to utilize the Fund as a vehicle into which to direct advisory clients with small account balances. The Trustees also noted that the Adviser executes trades for the Fund through its affiliated broker dealer and that it is able to benefit from certain hardware, software, administrative and reporting tools that its affiliated broker dealer receives. The Trustees did not identify any other potential benefits (other than the management fee) that would inure to the Adviser. Based on the foregoing, the Board determined that the standards and practices of the Adviser relating to the identification and mitigation of potential conflicts of interest and the benefits that it derives from managing the Fund are acceptable.

After additional consideration of the factors delineated in the memorandum provided by Counsel and further discussion among the Board, the Board determined to approve the continuation of the Agreement between the Trust and the Adviser.

Green Owl Intrinsic Value Fund

Other Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2014 will show the tax status of all distributions paid to your account in calendar year 2013. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 100% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2013 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

For the year ended October 31, 2013, the Fund designated $132,334 as short-term capital gain distributions.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies is available without charge upon request by (1) calling the Fund at (888) 442-9893 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

R. Jeffrey Young, Chairman

Dr. Merwyn R. Vanderlind

Ira Cohen

Andrea N. Mullins

OFFICERS

R. Jeffrey Young, Principal Executive Officer and President

John C. Swhear, Chief Compliance Officer, AML Officer and Vice President

Carol J. Highsmith, Vice President

Matthew J. Miller, Vice President

Bryan W. Ashmus, Principal Financial Officer and Treasurer

Heather Bonds, Secretary

INVESTMENT ADVISER

Kovitz Investment Group, LLC

115 LaSalle Street, 27th Floor

Chicago, IL 60603

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

The Law Offices of John H. Lively & Associates, Inc.

A member firm of The 1940 Act Law GroupTM

11300 Tomahawk Creek Parkway, Ste. 310

Leawood, KS 66211

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

Annual Report October 31, 2013

Dreman Contrarian Small Cap Value Fund

Fund Adviser:

Dreman Value Management, LLC

Harborside Financial Center, Plaza 10

Suite 800 Jersey City, NJ 07311

Toll Free: (800) 247-1014

Dreman Contrarian Small Cap Value Fund

Management’s Discussion of Fund Performance

Market Overview and Fund Performance

The Dreman Contrarian Small Cap Value Fund (the “Fund”) returned 35.55% (Institutional Share Class) during the 12-month period ended October 31, 2013. The Fund’s benchmark, the Russell 2000® Value Index, returned 32.83%. The U.S. stock market boasted strong returns as the economy continued to slowly improve and the Federal Reserve continued its aggressive stimulus and zero interest rate policy (ZIRP).

Performance Attribution

For the year our performance was highlighted by strong stock selection in Financials, Industrials, and Consumer Discretionary. Materials, Energy and Health Care weighed on performance.

Our stock selection and slight underweight position in Financials provided the largest alpha for the Fund. Capital Markets stocks were particularly strong as a return of equity inflows and strong market returns lifted the industry. Waddell & Reed was up nearly 96.0% for the year and Federated returned 30.3%. Our overweight position in Banks proved correct over the 12-month period, as banks continued to rebound post the financial crisis. While the scars are still visible in the financial landscape, the small cap banks have quietly improved their balance sheets and in particular their loan portfolios. In addition, they have managed their costs well and are well capitalized. Highlights include FirstMerit Corp. up 68.1%; BancorpSouth, up 56.8%; and Prosperity Bancshares, up 51.8%. We opportunistically took profits in many of our bank holdings and are now approximately equal weighted in this industry. Our continued underweight in the REIT space also added to performance during the year. REITS were the weakest performing Financial Industry for the year. Mortgage and Residential REITS actually posted a negative average return as investors grew concerned concerned about the effect of rising rates on their portfolios. We have had minimal exposure to this space over the past year, though the recent weakness has created attractive valuations which has peaked our contrarian instincts.

In terms of individual stocks, the largest contribution came from our position in Alliant Techsystems. The Aerospace and Defense company has seen robust growth in its sporting division, especially its sporting ammo. In addition, it made a strategic acquisition of Bushnell, a scope manufacturer that has added a leading product to its portfolio. Hanesbrands was also a strong performer for the year, up 105.0%. The company experienced strong revenue growth and margin expansion as they raised prices to offset raw material increases. We were forced to sell this winner this past summer as its market cap exceeded $5 billion. Enersys, a manufacturer of industrial back-up battery systems, was also a solid performer during the year, up 93.4%, as commodity prices stabilized leading to margin expansion.

On the negative side, our positions in the precious metal companies, Coeur Mining (-60.5%), Pan American Silver (-50.2%), and AuRico Gold (-49.5%) weighed on performance. Gold and silver prices have fallen from their peaks, and the earnings estimates for mining stocks have fallen sharply as a result. We made the decision to sell AuRico Gold during this volatile time as the company continued to struggle with operating issues which compounded the negative price movements of the precious metals. We maintain our other positions, but are choosing not to add to our weighting until there is a sign that the stocks have bottomed.

Outlook and Positioning

We remain optimistic on the overall outlook for small-cap stocks. The Federal Reserve is at a critical point with the transfer of the chairmanship to Janet Yellen in 2014 and potentially the tapering of its asset purchase program. However, we believe that the tapering will be positioned alongside a commitment to keep its ZIRP in place for as long as necessary to see continued improvement in the unemployment rate. Since 2008 over $400 billion has moved out of equity. Recently, this trend has reversed and flows are just starting to come back into equity funds. We believe bonds offer “return free risk” given the impact that rising rates will have on their prices and further flows into equities could provide fuel for a continued strong equity market.

This would be a positive for small-cap stocks, since valuations—while not as low as they were in 2008, or even one year ago—are still attractive at these levels. We believe that once investors move past the various uncertainties that currently overhang the market, such as debt ceiling negotiations in U.S. and the tapering of Federal Reserve asset purchases, the compelling valuations in the small-cap space should begin to receive more attention.

Annual Report

1

Dreman Contrarian Small Cap Value Fund (Continued)

Russell 2000® Value Index

The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000® Value Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. “Frank Russell Company (FRC) is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. The presentation may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Dreman Value Management presentation of the Russell Index data. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in Dreman Value Management’s presentation thereof.” Investment Products: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

The Fund's performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-247-1014.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund's prospectus contains this and other information about the Fund, and should be read and considered carefully before investing. You may obtain a current copy of the Fund's prospectus by calling 1-800-247-1014 or by visiting www.dreman.com/products/. Past performance is no guarantee of future results. The fund is distributed by Unified Financial Securities, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208. (Member FINRA)

The opinions expressed are those of the investment management team and are subject to change without notice, as are statements of financial market trends, which are based on current conditions. Under no circumstances does the information contained within represent a recommendation to buy, hold or sell any security and it should not be assumed that the companies discussed were or will prove to be profitable. Current and future holdings are subject to risk. For more information please contact rfi@dreman.com.

© 2013 Dreman Value Management, L.L.C. All rights reserved.

This material has been prepared for investors and investment professionals, including broker-dealers and investment advisers.

Annual Report

2

Average Annual Total Returns (unaudited) As of October 31, 2013

	Class A with Load	Class A without Load	Retail Class	Institutional Class	Russell 2000® Value Index[1]
One Year	27.74%	35.56%	35.38%	35.55%	32.83%
Three Year	11.76%	13.99%	13.92%	14.12%	16.33%
Five Year	N/A	N/A	15.36%	15.49%	14.84%
Since Inception (11/20/09)	12.74%	14.44%	N/A	N/A	17.42%
Since Inception (8/22/07)	N/A	N/A	N/A	7.09%	5.72%
Since Inception (12/31/03)	N/A	N/A	11.17%	N/A	7.94%

		Expense Ratios[2]
Gross		1.44%	1.44%	1.19%
With Applicable Waivers		1.25%	1.25%	1.00%

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT PREDICT FUTURE RESULTS. The returns shown are net of all recurring expenses. Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end, or to request a prospectus or summary prospectus, please call 1-800-247-1014.

You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus and summary prospectus contains this and other information about the Fund, and should be read carefully before investing.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Total return figures reflect any change in price per share and assume reinvestment of all distributions. Total return figures exclude any applicable sales charges.

[1]

The Russell 2000® Value Index ("Index") is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

[2]

The expense ratios are from the Fund's prospectus dated February 28, 2013. The Adviser has contractually agreed to waive its management fee and/or reimburse certain operating expenses through February 28, 2014, but only to the extent necessary so that the Fund's net expenses, excluding brokerage fees and commissions, borrowing costs (such as (a) interest expense and (b) dividends on securities sold short), taxes, extraordinary expenses, 12b-1 fees (Class A and Retail Class), and any indirect expenses (such as fees and expenses of acquired funds), do not exceed 1.00%. Additional information pertaining to the Fund's expense ratios as of October 31, 2013 can be found on the financial highlights.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Annual Report

3

Dreman Contrarian Small Cap Value Fund (Continued)

The chart above assumes an initial investment of $10,000 made on December 31, 2003 (commencement of Retail Class operations) and held through October 31, 2013. The Russell 2000® Value Index is a widely recognized unmanaged index of equity securities. Individuals cannot invest directly in the index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not reflect expenses, which have been deducted from the Fund’s returns. These performance figures include the change in value of the securities in the index plus the reinvestment of distributions and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original purchase price. Current performance may be lower or higher than the performance data quoted.

For more information on the Dreman Contrarian Small Cap Value Fund Retail Class, and to obtain performance data current to the most recent month end, or to request a prospectus or summary prospectus, please call 1-800-247-1014. You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus and summary prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Annual Report

4

Fund Holdings (Unaudited)

1	As a percent of net assets.

Summary of Fund’s Expenses – (Unaudited)

As a shareholder of one of the Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Fund’s example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 through October 31, 2013).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the fee imposed on short-term redemptions. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. If incurred, the short-term redemption fee imposed by the Fund would increase your expenses.

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5

Fund Holdings (Unaudited) (Continued)

			Beginning Account Value, May 1, 2013	Ending Account Value, October 31, 2013	Expenses Paid During Period(1)	Annualized Expense Ratio

Dreman Contrarian Small Cap Value Fund
Class A Shares	Actual		$1,000.00	$1,100.70	$6.62	1.25%
	Hypothetical	(2)	$1,000.00	$1,018.90	$6.36	1.25%
Retail Shares	Actual		$1,000.00	$1,166.70	$6.83	1.25%
	Hypothetical	(2)	$1,000.00	$1,018.90	$6.36	1.25%
Institutional Shares	Actual		$1,000.00	$1,167.50	$5.46	1.00%
	Hypothetical	(2)	$1,000.00	$1,020.16	$5.09	1.00%

(1)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratios reflect reimbursement of expenses by the Fund’s Adviser for the period beginning May 1, 2013 to October 31, 2013. The “Financial Highlights” tables in the Fund’s financial statements, included in the report, also show the gross expense ratios, without such reimbursements.
(2)	Hypothetical assumes 5% annual return before expenses.

Annual Report

6

Dreman Contrarian Small Cap Value Fund	October 31, 2013

Schedule of Investments

Shares		Value

Common Stocks — 97.3%
Consumer Discretionary — 9.9%
22,950	Aaron’s, Inc.	$651,092
60,920	American Axle & Manufacturing Holdings, Inc. *	1,133,721
22,580	Big Lots, Inc. *	821,009
22,750	Brinker International, Inc.	1,010,555
6,650	CEC Entertainment, Inc.	308,228
15,353	Helen of Troy Ltd. *	717,292
13,297	Hillenbrand, Inc.	375,241
9,114	John Wiley & Sons, Inc., Class A	458,343
56,838	Jones Group, Inc./The	883,263
6,530	Matthews International Corp., Class A	265,118
18,024	Meredith Corp.	924,631
26,790	Valassis Communications, Inc.	732,974
		8,281,467
Energy — 4.2%
17,725	Atwood Oceanics, Inc. *	941,729
30,455	Superior Energy Services, Inc. *	817,108
38,330	Ultra Petroleum Corp. *	703,739
20,250	Unit Corp. *	1,041,052
		3,503,628
Financials — 27.0%
8,951	Allied World Assurance Co. Holdings AG	969,304
19,830	Aspen Insurance Holdings Ltd.	773,568
64,320	Associated Banc-Corp.	1,045,843
40,240	BancorpSouth, Inc.	889,304
5,819	Chemical Financial Corp.	170,439
6,335	City National Corp.	456,817
26,930	East West Bancorp, Inc.	907,272
15,030	Endurance Specialty Holdings Ltd.	831,009
13,473	Federated Investors, Inc., Class B	365,388
74,920	First Horizon National Corp.	797,898
21,020	First Midwest Bancorp, Inc.	349,563
81,889	First Niagara Financial Group, Inc.	903,236
38,149	FirstMerit Corp.	856,827
67,670	Fulton Financial Corp.	826,251
28,125	Hancock Holding Co.	921,938
20,265	Hanover Insurance Group, Inc.	1,186,313
5,395	Independent Bank Corp.	193,573
24,130	Interactive Brokers Group, Inc., Class A	497,802
10,214	International Bancshares Corp.	233,390
66,120	Janus Capital Group, Inc.	652,604
35,012	KKR Financial Holdings LLC (a)	346,969
5,885	Lakeland Financial Corp.	209,447
14,745	Montpelier Re Holdings Ltd.	407,109
8,955	NBT Bancorp, Inc.	218,233
6,817	Nelnet, Inc., Class A	290,609
8,972	Platinum Underwriters Holdings Ltd.	557,969
28,665	Prospect Capital Corp.	325,061
12,323	Prosperity Bancshares, Inc.	769,571
21,628	Protective Life Corp.	996,618
25,150	Symetra Financial Corp.	471,060
26,817	TCF Financial Corp.	407,082
21,120	Umpqua Holdings Corp.	345,734
17,189	Waddell & Reed Financial, Inc., Class A	1,061,421
38,380	Washington Federal, Inc.	874,296

Shares		Value

Common Stocks — (Continued)
Financials — (Continued)
18,100	Webster Financial Corp.	$504,809
5,220	WesBanco, Inc.	153,468
18,916	Wintrust Financial Corp.	823,035
		22,590,830
Health Care — 6.3%
20,932	Charles River Laboratories International, Inc. *	1,030,064
13,150	Gentiva Health Services, Inc. *	150,568
19,775	Hill-Rom Holdings, Inc.	816,510
11,640	Integra LifeSciences Holdings Corp. *	532,879
26,690	Kindred Healthcare, Inc.	370,457
19,810	LifePoint Hospitals, Inc. *	1,022,988
23,677	Owens & Minor, Inc.	885,993
29,660	Select Medical Holdings Corp.	251,517
12,783	Triple-S Management Corp., Class B *	227,665
		5,288,641
Industrials — 20.5%
16,041	AAR Corp.	469,680
20,240	ABM Industries, Inc.	556,802
13,582	Aegion Corp. *	278,431
58,774	Aircastle Ltd.	1,109,065
9,970	Alliant Techsystems, Inc.	1,085,434
13,897	Barnes Group, Inc.	493,899
13,109	Brady Corp., Class A	382,652
29,610	Brink’s Co./The	929,754
11,620	Carlisle Cos., Inc.	844,542
13,582	Crane Co.	862,457
21,642	Curtiss-Wright Corp.	1,077,339
11,160	EMCOR Group, Inc.	413,590
17,120	EnerSys	1,135,912
10,482	Esterline Technologies Corp. *	840,237
25,514	General Cable Corp.	840,176
3,253	Hyster-Yale Materials Handling, Inc., Class A	255,165
23,540	ITT Corp.	935,244
3,480	LB Foster Co., Class A	162,690
11,468	Navigant Consulting, Inc. *	198,970
16,340	Ryder System, Inc.	1,075,662
6,710	SPX Corp.	608,664
22,459	Trinity Industries, Inc.	1,137,099
33,000	Tutor Perini Corp. *	757,350
13,030	URS Corp.	706,487
		17,157,301
Information Technology — 12.4%
48,058	ARRIS Group, Inc. *	858,316
126,339	Brocade Communications Systems, Inc. *	1,013,239
31,170	Celestica, Inc. *	341,623
13,070	CSG Systems International, Inc.	364,130
11,605	DST Systems, Inc.	983,756
11,889	EPIQ Systems, Inc.	177,859
34,725	Ingram Micro, Inc., Class A *	804,578
12,717	Itron, Inc. *	542,634
35,619	Kulicke & Soffa Industries, Inc. *	459,485
11,870	ManTech International Corp., Class A	331,648

See accompanying notes which are an integral part of these financial statements.

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7

Dreman Contrarian Small Cap Value Fund	(Continued)

Shares		Value

Common Stocks — (Continued)
Information Technology — (Continued)
33,760	Mentor Graphics Corp.	$745,421
32,135	Microsemi Corp. *	807,553
20,660	Plantronics, Inc.	887,140
76,030	QLogic Corp. *	938,970
25,117	Sanmina Corp. *	365,704
11,848	Sykes Enterprises, Inc. *	221,795
8,167	Tech Data Corp. *	425,174
17,471	TTM Technologies, Inc. *	152,871
		10,421,896
Materials — 6.8%
8,455	A. Schulman, Inc.	280,030
9,585	AMCOL International Corp.	307,487
20,419	Cabot Corp.	951,730
30,896	Coeur d'Alene Mines Corp. *	377,240
27,932	Huntsman Corp.	648,581
5,227	Koppers Holdings, Inc.	232,654
36,510	Olin Corp.	821,840
38,462	Pan American Silver Corp.	408,082
49,664	Steel Dynamics, Inc.	892,462
18,236	Worthington Industries, Inc.	739,287
		5,659,393
Real Estate Investment Trusts — 7.3%
31,060	Ashford Hospitality Trust, Inc.	405,644
25,204	Associated Estates Realty Corp.	386,629
71,005	Brandywine Realty Trust	1,010,401
48,405	CapLease, Inc.	411,443
36,985	CBL & Associates Properties, Inc.	732,673
31,934	Hospitality Properties Trust	938,221
32,815	Mack-Cali Realty Corp.	674,676
28,850	Omega Healthcare Investors, Inc.	958,974
34,465	Pennsylvania Real Estate Investment Trust	624,850
		6,143,511
Utilities — 2.9%
18,130	IDACORP, Inc.	935,508
29,416	Portland General Electric Co.	844,239
38,500	TECO Energy, Inc.	661,045
		2,440,792
Total Common Stocks (Cost $59,181,011)		81,487,459
Exchange-Traded Funds — 1.5%
11,627	iShares Russell 2000 Index Fund	1,270,017
Total Exchange-Traded Funds (Cost $989,762)		1,270,017
Money Market Securities — 0.9%
778,785	Huntington Money Market Fund, Trust Shares, 0.010% (b) (c)	778,785
Total Money Market Securities (Cost $778,785)		778,785
Total Investments (Cost $60,949,558) — 99.7%		83,536,261
Other Assets in Excess of Liabilities — 0.3%		234,864
Net Assets — 100.0%		$83,771,125
(a)	Master Limited Partnership.

(b)	Rate disclosed is the seven day yield as of October 31, 2013.

(c)	Affiliated fund.

*	Non-income producing security.

See accompanying notes which are an integral part of these financial statements.

Annual Report

8

Statement of Assets and Liabilities

October 31, 2013

Dreman Contrarian Small Cap Value Fund
Assets:
Investments in securities, at cost	$60,170,773
Investments in affiliated securities, at cost	778,785

Investments in securities, at value	82,757,476
Investments in affiliated securities, at value	778,785
Dividends receivable	54,106
Receivable for investments sold	264,572
Receivable for fund shares sold	51,326
Prepaid expenses	26,331
Total assets	83,932,596
Liabilities:
Payable for shares redeemed	37,847
Payable to administrator	20,769
Payable to custodian	5,264
Payable to Adviser	52,320
Payable to trustees and officers	1,359
Accrued 12b-1 fees	14,510
Other accrued expenses	29,402
Total Liabilities	161,471
Net Assets	$83,771,125

Net Assets consist of:
Paid in capital	$49,501,113
Accumulated undistributed net investment income	525,709
Accumulated undistributed net realized gain on investments	11,157,600
Net unrealized appreciation	22,586,703
Net Assets	$83,771,125

Net Assets (unlimited number of shares authorized)
Class A:
Net Assets	$5,106,108
Shares outstanding	214,403
Net asset value and redemption price per share	$23.82

Offering price per share (NAV/0.9425) (a)	$25.27

Retail Class:
Net Assets	$63,976,230
Shares outstanding	2,680,441
Net asset value and offering price per share	$23.87

Redemption price per share (NAV * 0.99) (b)	$23.63

Institutional Class:
Net Assets	$14,688,787
Shares outstanding	612,490
Net asset value, offering and redemption price per share	$23.98

(a)	Class A shares impose a maximum 5.75% sales charge on purchases.

(b)	A redemption fee of 1.00% is charged on shares held less than 60 days.

See accompanying notes which are an integral part of these financial statements.

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9

Statement of Operations

Year Ended October 31, 2013

Dreman Contrarian Small Cap Value Fund
Investment Income:
Dividend income	$1,588,316
Dividend income from affiliated securities	120
Foreign dividend taxes withheld	(2,349)
Total investment income	1,586,087
Expenses:
Investment Adviser fee	684,309
12b-1 expense:
Class A	10,808
Retail Class	158,361
Administration expenses	162,175
Legal expenses	21,010
Registration expenses	47,525
Printing expenses	24,852
Auditing expenses	14,650
Custodian expenses	36,481
Trustee fees and expenses	16,811
Miscellaneous expenses	7,277
Pricing expenses	4,911
Insurance expenses	503
Other expenses—overdraft fee	4,852
Total expenses	1,194,525
Fees waived by Adviser	(215,534)
Net operating expenses	978,991
Net investment income	607,096
Realized & Unrealized Gain on Investments
Net realized gain on investment securities	12,164,654
Change in unrealized appreciation on investment securities	11,804,804
Net realized and unrealized gain on investment securities	23,969,458
Net increase in net assets resulting from operations	$24,576,554

See accompanying notes which are an integral part of these financial statements.

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10

Statements of Changes in Net Assets

	Dreman Contrarian Small Cap Value Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
Increase (Decrease) in Net Assets due to:
Operations:
Net investment income	$607,096	$549,304
Net realized gain on investment securities	12,164,654	1,026,473
Change in unrealized appreciation on investment securities	11,804,804	7,273,010
Net increase in net assets resulting from operations	24,576,554	8,848,787
Distributions:
From net investment income, Class A	(16,349)	(19,922)
From net investment income, Retail Class	(292,834)	(763,271)
From net investment income, Institutional Class	(55,644)	(138,006)
From realized gain, Class A	(33,363)	(177,353)
From realized gain, Retail Class	(597,247)	(7,279,617)
From realized gain, Institutional Class	(113,488)	(993,737)
Total distributions	(1,108,925)	(9,371,906)
Capital Transactions—Class A:
Proceeds from shares sold	1,779,662	1,476,196
Reinvestment of distributions	48,434	190,845
Amount paid for shares redeemed	(1,184,391)	(429,013)
Total Class A	643,705	1,238,028
Capital Transactions—Retail Class:
Proceeds from shares sold	9,514,704	9,832,906
Reinvestment of distributions	871,077	7,922,754
Amount paid for shares redeemed	(34,677,105)	(30,077,921)
Proceeds from redemption fees(a)	616	3,978
Total Retail Class	(24,290,708)	(12,318,283)
Capital Transactions—Institutional Class:
Proceeds from shares sold	6,044,510	5,757,622
Reinvestment of distributions	111,665	539,086
Amount paid for shares redeemed	(8,563,303)	(4,582,110)
Total Institutional Class	(2,407,128)	1,714,598
Net change resulting from capital transactions	(26,054,131)	(9,365,657)
Total Decrease in Net Assets	(2,586,502)	(9,888,776)
Net Assets:
Beginning of year	86,357,627	96,246,403
End of year	$83,771,125	$86,357,627

Accumulated undistributed net investment income included in net assets at end of year	$525,709	$292,771
Share Transactions—Class A:
Shares sold	92,723	84,226
Shares issued in reinvestment of distributions	2,644	11,995
Shares redeemed	(59,581)	(24,654)
Total Class A	35,786	71,567
Share Transactions—Retail Class:
Shares sold	476,871	576,620
Shares issued in reinvestment of distributions	47,419	496,102
Shares redeemed	(1,763,072)	(1,726,963)
Total Retail Class	(1,238,782)	(654,241)
Share Transactions—Institutional Class:
Shares sold	280,658	331,118
Shares issued in reinvestment of distributions	6,056	33,693
Shares redeemed	(409,909)	(259,732)
Total Institutional Class	(123,195)	105,079
(a)	A redemption fee of 1.00% is charged on shares held less than 60 days.

See accompanying notes which are an integral part of these financial statements.

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11

Financial Highlights

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Total distributions
DREMAN CONTRARIAN SMALL CAP VALUE FUND
Class A Shares
2010(b)	$16.04	0.10	(c)	2.30	2.40	(0.14)	—	(0.14)
2011	$18.30	0.10		(0.22)	(0.12)	(0.13)	—	(0.13)
2012	$18.07	0.11		1.47	1.58	(0.19)	(1.66)	(1.85)
2013	$17.80	0.12		6.14	6.26	(0.08)	(0.16)	(0.24)
Retail Class
2009	$13.51	0.07		2.12	2.19	(0.06)	(0.06)	(0.12)
2010	$15.59	0.09		2.80	2.89	(0.13)	—	(0.13)
2011	$18.35	0.11		(0.22)	(0.11)	(0.13)	—	(0.13)
2012	$18.11	0.11		1.47	1.58	(0.17)	(1.66)	(1.83)
2013	$17.86	0.17		6.08	6.25	(0.08)	(0.16)	(0.24)
Institutional Class
2009	$13.55	0.10	(c)	1.94	2.04	(0.06)	(0.06)	(0.12)
2010	$15.47	0.14		2.93	3.07	(0.14)	—	(0.14)
2011	$18.40	0.31		(0.38)	(0.07)	(0.14)	—	(0.14)
2012	$18.19	0.14		1.48	1.62	(0.23)	(1.66)	(1.89)
2013	$17.92	0.20		6.10	6.30	(0.08)	(0.16)	(0.24)
(a)	Total return represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends, and excludes any sales charges and redemption fees.
(b)	For the period November 20, 2009 (commencement of operations) to October 31, 2010.
(c)	Per share amount has been calculated using the average shares method.
(d)	Not Annualized.
(e)	Annualized.
(f)	The expense ratios shown include overdraft fees charged to the Fund. Without these overdraft fees, the expense ratios would be 1.25% for Class A and Retail Class and 1.00% for Institutional Class.
(g)	Effective June 1, 2009, the Adviser discontinued the voluntary waiver of 12b-1 fees. Accordingly, if the Adviser had not voluntarily reimbursed the Fund for these expenses, each expense ratio would have been 0.12% higher and each net investment income ratio would have been 0.12% lower.
(h)	Amount is less than $0.005.
(i)	Effective June 1, 2009, the Adviser agreed to waive fees to maintain Fund expenses at 1.00%. Prior to that date, the expense cap was 1.25%.

See accompanying notes which are an integral part of these financial statements.

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12

Paid in capital from redemption fees		Net Asset Value, end of period	Total return(a)		Net Assets, end of period (000 omitted)	Ratio of net expenses to average net assets		Ratio of expenses (prior to reimbursements) to average net assets		Ratio of net investment income (loss) to average net assets		Ratio of net investment income (loss) to average net assets before waiver & reimbursement by advisor		Portfolio turnover rate

—		$18.30	15.00	%(d)	$275	1.25	%(e)	1.59	%(e)	0.62	%(e)	0.28	%(e)	35.75%
0.02		$18.07	(0.60)%		$1,935	1.25%		1.49%		0.46%		0.22%		44.08%
—		$17.80	9.92%		$3,180	1.25%		1.75%		0.55%		0.05%		30.19%
—		$23.82	35.56%		$5,106	1.26	%(f)	1.51%		0.65%		0.40%		28.28%

0.01		$15.59	16.51%		$72,442	1.38	%(g)	2.18%		0.54	%(g)	(0.26)%		80.75%
—	(h)	$18.35	18.61%		$105,796	1.25%		1.58%		0.53%		0.20%		35.75%
—	(h)	$18.11	(0.66)%		$82,840	1.25%		1.51%		0.57%		0.32%		44.08%
—	(h)	$17.86	9.93%		$69,992	1.25%		1.74%		0.56%		0.06%		30.19%
—	(h)	$23.87	35.38%		$63,976	1.26	%(f)	1.53%		0.72%		0.45%		28.28%

—		$15.47	15.27%		$15,309	1.09	%(i)	2.06%		0.74%		(0.23)%		80.75%
—		$18.40	19.90%		$19,300	1.00%		1.34%		0.79%		0.45%		35.75%
—		$18.19	(0.44)%		$11,472	1.00%		1.26%		0.85%		0.59%		44.08%
—		$17.92	10.14%		$13,185	1.00%		1.49%		0.80%		0.30%		30.19%
—		$23.98	35.55%		$14,689	1.01	%(f)	1.27%		0.95%		0.68%		28.28%

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13

Notes to the Financial Statements

October 31, 2013

Note 1. Organization

The Dreman Contrarian Small Cap Value Fund (the “Fund”) is an open-end diversified series of the Valued Advisers Trust (the “Trust”). The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Board of Trustees (the “Board”). The Fund’s investment adviser is Dreman Value Management, LLC (the “Adviser”). The investment objective of the Fund is long-term capital appreciation.

The Fund currently offers Class A shares, Retail Class shares, and Institutional Class shares. Class A shares are offered with a front-end sales charge. The Retail Class shares impose a 1% redemption fee on all shares redeemed within 60 days of purchase. Institutional Class shares do not have sales charges on original purchases.

The Fund was reorganized on February 28, 2013 from a series of Dreman Contrarian Funds, an unaffiliated registered investment company, to a series of the Trust. On February 8, 2013, shareholders voted to reorganize the Fund into the Trust.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with the generally accepted accounting principles in the United States of America (“GAAP”).

Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation—All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes—The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

For the fiscal year ended October 31, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. The Fund is subject to examination by U.S. federal tax authorities for the last four tax year ends and the interim tax period since then.

Expenses—Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis as (determined by the Board). Expenses attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and expenses are allocated to each class based on the net assets in relation to the relative net assets of the Fund.

Security Transactions and Related Income—The Fund follows industry practice and records security transactions on the trade date, for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions—Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Fund intends to distribute substantially all of its net investment income on, at least, an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains, if any, at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

For the year ended October 31, 2013, the Fund made the following reclassifications to increase/(decrease) the components of net assets:

Paid in Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$402,815	$(9,331)	$(393,484)

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14

New Accounting Pronouncement—In December 2011, Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). ASU 2011-11 relates to disclosures about offsetting assets and liabilities. In January 2013, the Financial Accounting Standards Board issued Accounting Standards Update No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (“ASU 2013-01”). This update gives additional clarifications to ASU 2011-11. The amendments in ASU 2013-01 require an entity to disclose information about offsetting and related arrangements to enable user of its financial statements to understand the effect of those arrangements on its financial position. ASU 2013-01 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2013-01 and its impact on the financial statements. However, management believes the adoption of these ASUs will not have a material impact on the financial statements.

Note 3. Securities Valuation and Fair Value Measurements

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1—quoted prices in active markets for identical securities
•

Level 2—other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based, on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, exchange-traded funds and real estate investment trusts, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. Securities traded in the NASDAQ over-the-counter market are generally valued by a pricing service at the NASDAQ Official Closing Price.

When using the market quotations or close prices provided by a pricing service and when the market is considered active, the security is classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security is classified as a Level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities are categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the funds. These securities are categorized as Level 1 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined represents fair value. These securities are classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the

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15

Notes to the Financial Statements (Continued)

Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the securities the Fund invests in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2013:

		Valuation Inputs
Assets	Level 1—Quoted Prices in Active Markets	Level 2—Other Significant Observable Inputs	Level 3—Significant Unobservable Inputs	Total
Common Stocks*	$81,487,459	$—	$—	$81,487,459
Exchange-Traded Funds	1,270,017	—	—	1,270,017
Money Market Securities	778,785	—	—	778,785

Total	$83,536,261	$—	$—	$83,536,261

*	Refer to Schedule of Investments for industry classifications.

The Fund did not hold any investments at any time during the reporting period in which other significant observable inputs (Level 2) were used in determining fair value. The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

The Trust recognizes transfers between fair value hierarchy levels at the reporting period end. There were no transfers between any levels as of October 31, 2013.

Note 4. Adviser Fees and Other Transactions

Under the terms of the management agreement between the Trust and the Adviser (the “Agreement”) for the Fund, the Adviser manages the Fund’s investments subject to oversight of the Trustees. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.85% of the average daily net assets of the Fund. For the fiscal year ended October 31, 2013, the Adviser earned fees of $684,309 from the Fund before the waivers described below. At October 31, 2013, the Fund owed $52,320 to the Adviser.

The Adviser has contractually agreed to waive its management fee and/or reimburse certain operating expenses, but only to the extent necessary so that the Fund’s net expenses, excluding brokerage fees and commissions, borrowing costs (such as (a) interest expense and (b) dividends on securities sold short), taxes, extraordinary expenses, 12b-1 fees (if applicable), and any indirect expenses (such as fees and expenses of acquired funds), do not exceed 1.00%. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation. The contractual agreement is in effect through February 28, 2014. The expense cap may not be terminated prior to this date except by the Board. For the fiscal year ended October 31, 2013, the Adviser waived fees of $215,534 from the Fund. This amount is subject to potential recoupment by the Adviser through October 31, 2016.

The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions are as follows:

Amount	Recoverable through October 31,
$307,826	2014
$459,430	2015
$215,534	2016

The Trust retains Huntington Asset Services, Inc. (“HASI”) to manage the Fund’s business affairs and to provide the Fund with administrative services, including all regulatory, reporting and necessary office equipment and personnel. The Trust also retains HASI to act as the Fund’s transfer agent and to provide the Fund with fund accounting services. For the fiscal year ended October 31, 2013, HASI earned fees of $162,175 for administrative services. At October 31, 2013, HASI was owed $20,769 for administrative services.

Certain officers and one Trustee of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Unified Financial Securities, Inc. (the “Distributor”) and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). For the fiscal year ended October 31, 2013, the Custodian earned fees $36,481 for custody services. At October 31, 2013, the Custodian was owed $5,264 for custody services.

The Distributor acts as the principal distributor of the Fund’s shares. During the fiscal year ended October 31, 2013, the Distributor received $791 from commissions earned on sales of Class A shares. The Distributor, HASI and the Custodian are controlled by Huntington Bancshares, Inc.

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16

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay the Distributor and/or any registered securities dealer, financial institution or any other person (a “Recipient”) a shareholder servicing fee aggregating up to: 0.25% of the average daily net assets of the Class A shares and 0.25% of the average daily net assets of the Retail Class shares in connection with the promotion and distribution of the Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts. The Fund or the Adviser may pay all or a portion of these fees to any

Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is paid regardless of 12b-1 expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. For the fiscal year ended October 31, 2013, Class A shares 12b-1 expense incurred by the Fund was $10,808 and Retail Class shares 12b-1 expense incurred by the Fund was $158,361. The Fund owed $1,066 for Class A shares and $13,444 for Retail Class shares 12b-1 fees as of October 31, 2013.

The Fund may invest in certain affiliated money market funds which are managed by an affiliated party of the Distributor. Income distributions earned from investments in this Fund are recorded as dividend income from affiliates in the accompanying financial statements. A summary of the Fund’s investment in such affiliated money market funds is presented in the table below:

Affiliated Security	10/31/2012 Fair Value	Purchases	Sales	10/31/2013 Fair Value	Income
Huntington Money Market Fund	$1,545,557	$20,973,568	$(21,740,340)	$778,785	$120

Note 5. Purchases and Sales of Securities

For the fiscal year ended October 31, 2013, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

Purchases	Sales
$22,384,061	$48,440,106

Note 6. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. At October 31, 2013, UBS Financial Services, Inc. (“UBS”) owned, as record shareholder 26.20% of the outstanding shares of Class A. At October 31, 2013, Charles Schwab & Co. (“Schwab”) and National Financial Services Co. (“NFS”) owned, as record shareholders, 31.22% and 45.87%, respectively, of the outstanding shares of Retail Class. The Trust does not know whether UBS, Schwab and NFS or any of the underlying beneficial owners owned or controlled 25% or more of the voting securities on the Fund.

Note 7. Distributions to Shareholders

On December 27, 2013, the Fund paid distributions to shareholders of record on December 26, 2013.

Class	Distribution Type	Per Share
Class A	Ordinary Income	$0.162899
	Short-Term capital gain	$0.142051
	Long-Term capital gain	$2.216124
Retail Class	Ordinary Income	$0.158524
	Short-Term capital gain	$0.142051
	Long-Term capital gain	$2.216124
Institutional Class	Ordinary Income	$0.217950
	Short-Term capital gain	$0.142051
	Long-Term capital gain	$2.216124

Note 8. Federal Income Taxes

At October 31, 2013, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross Unrealized Appreciation	$23,134,246
Gross Unrealized (Depreciation)	(1,376,302)
Net Unrealized Appreciation on Investments	$21,757,944

At October 31, 2013, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, mark-to-market adjustments on passive foreign investment companies, return of capital from real estate investment trusts and income from certain investments.

At October 31, 2013, the aggregate cost of securities for federal income tax purposes was $61,778,317 for the Fund.

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17

Notes to the Financial Statements (Continued)

As of October 31, 2013, the Fund’s most recent fiscal year end, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Defecit)
Small Cap Value Fund	$1,442,915	$11,069,153	$21,757,944	$34,270,012

*	The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, mark-to-market adjustments on passive foreign investment companies, return of capital from real estate investment trusts and income from certain investments.

The tax character of distributions paid for the fiscal period ended October 31, 2013 was as follows:

	Distributions Paid From*
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
Small Cap Value Fund	$652,447	$456,478	$1,108,925	$—	$1,108,925

*	The tax character of distributions paid may differ from the character of distributions shown on the statements of changes in net assets due to short-term capital gains being treated as ordinary income for tax purposes.

The tax character of distributions paid for the prior fiscal period ended October 31, 2012 was as follows:

	Distributions Paid From*
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
Small Cap Value Fund	$902,146	$8,469,760	$9,371,906	$—	$9,371,906

*	The tax character of distributions paid may differ from the character of distributions shown on the statements of changes in net assets due to short-term capital gains being treated as ordinary income for tax purposes.

Note 8. Subsequent Events

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based upon this evaluation, and at a Board meeting held December 9-11, 2013, Andrea N. Mullins was appointed to serve as Trustee to the Trust and Bryan W. Ashmus was appointed to serve as Principal Financial Officer and Treasurer. This information is reflected in the “Trustees and Officers” table.

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18

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Dreman Contrarian Small Cap Value Fund

(Valued Advisers Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Dreman Contrarian Small Cap Value Fund (the “Fund”), a series of Valued Advisers Trust, as of October 31, 2013, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreman Contrarian Small Cap Value Fund as of October 31, 2013, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

December 27, 2013

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19

Trustees and Officers (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

The following table provides information regarding each of the Independent Trustees.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Dr. Merwyn R. Vanderlind, 77, Independent Trustee, August 2008 to present.	Retired; Consultant to Battelle Memorial Institute (International Science and Technology Research Enterprise) on business investments from 2001 to 2003; Formerly employed with Battelle Memorial Institute from 1966 to 2003 in various positions, including the Executive Vice President of Battelle Institute from 1991 to 2001, General Manager from 1985 to 1991, Director of the Battelle Industrial Technology Center (Geneva, Switzerland) from 1983 to 1985, and Practicing Researcher from 1966 to 1983.
Ira Cohen, 54 Independent Trustee, June 2010 to present.	Independent financial services consultant (Feb. 2005 – present).
Andrea N. Mullins, 46 Independent Trustee, December 2013 to present.	Principal Financial Officer, Treasurer, Secretary for the Eagle Family of Funds 2004 – 2010; Chief Financial Officer of Eagle Fund Services (a wholly owned subsidiary of Raymond James Financial) 2008 – 2010; Vice President and Treasurer of Eagle Fund Services 1996 – 2008.

*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust consists of 16 series.

The following table provides information regarding the Trustee who is considered an “interested person” of the Trust, as that term is defined under the 1940 Act. Based on the experience of the Trustee, the Trust concluded that the individual described below should serve as a Trustee.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
R. Jeffrey Young, 48, Trustee and Chairman, June 2010 to present.	Principal Executive Officer and President, Valued Advisers Trust since February 2010; Senior Vice President, Huntington Asset Services, Inc. since January 2010; Chief Executive Officer, Huntington Funds since February 2010; Chief Executive Officer, The Huntington Strategy Shares since November 2010; President and Chief Executive Officer, Dreman Contrarian Funds March 2011 to February 2013; Trustee, Valued Advisers Trust, August 2008 to January 2010; Managing Director and Chief Operating Officer of Professional Planning Consultants 2007 to 2010.

*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust consists of 16 series.

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20

Trustees and Officers (Unaudited) (Continued)

The following table provides information regarding the Officers of the Trust:

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
R. Jeffrey Young, 48, Principal Executive Officer and President, February 2010 to present.	Trustee, Valued Advisers Trust since June 2010; Senior Vice President, Huntington Asset Services, Inc. since January 2010; Chief Executive Officer, Huntington Funds since February 2010; President and Chief Executive Officer, Dreman Contrarian Funds since March 2011; Trustee, Valued Advisers Trust, August 2008 to January 2010; Managing Director and Chief Operating Officer of Professional Planning Consultants 2007 to 2010.
John C. Swhear, 52, Chief Compliance Officer, AML Officer and Vice President, August 2008 to present.	Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Senior Vice President of the Unified Series Trust since May 2007; Secretary of Huntington Funds since April 2010; President and Chief Executive Officer of Dreman Contrarian Funds from March 2010 to March 2011, and Vice President and Acting Chief Executive Officer, 2007 to March 2010.
Carol J. Highsmith, 48, Vice President, August 2008 to present.	Employed in various positions with Huntington Asset Services, Inc., the Trust’s administrator, since November of 1994; currently Vice President of Legal Administration.
Matthew J. Miller, 36, Vice President, December 2011 to present.	Employed in various positions with Huntington Asset Services, Inc., the Trust’s administrator, since July of 1998; currently Vice President of Relationship Management; Vice President of Huntington Funds since February 2010.
Bryan W. Ashmus, 40, Principal Financial Officer and Treasurer, December 2013 to present.	Vice President, Financial Administration, HASI (September 2013 to present); Chief Financial Officer and Treasurer, The Huntington Strategy Shares and The Huntington Funds Trust (November 2013 to present); Vice President, Treasurer Services, Citi Fund Services Ohio, Inc., (May 2005 to September 2013).
Heather Bonds, 37, Secretary, October 2012 to present.	Employed in various positions with Huntington Asset Services, Inc., the Trust’s administrator, since January of 2004; currently Certified Paralegal and Section Manager 2.

*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust consists of 16 series.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 247-1014 to request a copy of the SAI or to make shareholder inquiries.

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21

Valued Advisers Trust

PRIVACY POLICY

The following is a description of the policies of the Valued Advisers Trust (the “Trust”) regarding disclosure of nonpublic personal information that shareholders provide to a series of the Trust (each, a “Fund”) or that the Fund collects from other sources. In the event that a shareholder hold shares of a Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how shareholder nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information A Fund May Collect.

A Fund may collect the following nonpublic personal information about its shareholders:

•

Information the Fund receives from a shareholder on applications or other forms, correspondence, or conversations (such as the shareholder’s name, address, phone number, social security number, and date of birth); and

•

Information about the shareholder’s transactions with the Fund, its affiliates, or others (such as the shareholder’s account number and balance, payment history, cost basis information, and other financial information).

Categories of Information A Fund May Disclose.

A Fund may not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. A Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process shareholder transactions and otherwise provide services to the shareholder.

Confidentiality and Security.

Each Fund shall restrict access to shareholder nonpublic personal information to those persons who require such information to provide products or services to the shareholder. Each Fund shall maintain physical, electronic, and procedural safeguards that comply with federal standards to guard shareholder nonpublic personal information.

Disposal of Information.

The Funds, through their transfer agent, have taken steps to reasonably ensure that the privacy of a shareholder’s nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Funds. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

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OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request. You may call toll-free at (800) 247-1014 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the recent twelve month period ended June 30 are available without charge upon request by (1) calling the Fund at (800) 247-1014 or (2) from Fund documents filed with the Commission on the Commission’s website at www.sec.gov.

TRUSTEES

R. Jeffrey Young, Chairman

Dr. Merwyn R. Vanderlind

Ira Cohen

Andrea N. Mullins

OFFICERS

R. Jeffrey Young, Principal Executive Officer and President

John C. Swhear, Chief Compliance Officer, AML Officer and Vice-President

Carol J. Highsmith, Vice President

Matthew J. Miller, Vice President

Bryan W. Ashmus, Principal Financial Officer and Treasurer

Heather Bonds, Secretary

INVESTMENT ADVISER

Dreman Value Management, LLC

Harborside Financial Center

Plaza 10, Suite 800

Jersey City, NJ 07311

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

The Law Offices of John H. Lively & Associates, Inc.

A member firm of The 1940 Act Law GroupTM

11300 Tomahawk Creek Parkway, Ste. 310

Leawood, KS 66224

CUSTODIAN

Huntington National Bank

41 S. High St.

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

THE SOUND MIND INVESTING FUND

THE SOUND MIND INVESTING

BALANCED FUND

THE SMI DYNAMIC ALLOCATION FUND

ANNUAL REPORT

OCTOBER 31, 2013

Fund Adviser:

SMI Advisory Services, LLC

11135 Baker Hollow Road

Columbus, IN 47201

Toll Free (877) SMI-Fund

www.smifund.com

Dear Fellow Shareholder,

Investors who have had the courage to invest in equities in recent years have likely been richly rewarded. Stock market returns over the past 3-5 years have been considerably stronger than the market’s long-term rate of return, a trend that accelerated in 2013.

During the twelve months ending October 31, 2013, the Sound Mind Investing Fund (SMI Funds) delivered both strong absolute and relative returns. The Sound Mind Investing Fund (SMIFX) gained 33.01% compared to the S&P 500’s total return of 27.18% and the Wilshire 5000’s total return of 28.42%.

The Sound Mind Investing Balanced Fund (SMILX) gained 20.56%, compared to its Blended Benchmark’s return of 15.85% and the S&P 500’s total return of 27.18%.

The newest fund in the SMI lineup, the SMI Dynamic Allocation Fund (SMIDX) was launched on February 28, 2013. For the period from February 28, 2013 through October 31, 2013, the SMI Dynamic Allocation Fund (SMIDX) returned 9.50%, compared to its Blended Benchmark of 10.18%.

SMI continues to believe that it is extremely difficult (if not impossible) to predict what the markets will do next. Rather than adjusting your portfolio based on economic and political considerations, we continue to advocate investing based on a personalized long-term plan that takes into account your season of life and specific risk/return needs.

As a shareholder, you are probably aware that the Upgrading and Dynamic Asset Allocation (DAA) strategies are “quantitative” strategies. This is a fancy way of saying these strategies are mechanical, numbers-driven approaches. This differs dramatically from many funds, whose managers are using “predictive” methods to make investing decisions, based on what they believe will happen next, whether with specific companies or the broad economy and markets. We highlight this difference to make the point that during any particular reporting period, the process by which the funds are managed remains the same, regardless of whether the SMI Funds have done exceptionally well (or not) relative to their benchmarks. As much as we might like to take credit when the results are especially good, as they have been this year, it’s the same mechanical approach we’ve been applying daily since each fund was started.

As you would expect, then, neither bullish euphoria nor bearish panic affects the way we manage your funds. Rather, we patiently, unemotionally, and methodically implement the strategies as they were designed. Naturally we continually keep a watchful eye on our processes, analyzing if there are ways we can improve. But it takes much more than shifting market sentiment for us to consider making changes to the processes that have served us so well over the years.

The SMI Funds’ Upgrading Portfolios

The table below shows that Upgrading did an excellent job of steering us into better-performing funds this past year. Comparing the “SMI Holdings” column to the representative ETF for each category, it’s clear that the Upgrading process added value in each of the five risk categories.

Performance of SMIFX Holdings 11/01/2012 through 10/31/2013
Risk Category	SMI Holdings	Category ETF
Foreign Stock Funds	29.73%	26.79%(EFA)
Small Company/Growth	41.57%	40.23%(IWO)
Small Company/Value	43.36%	32.92%(IWN)
Large Company/Growth	31.06%	28.23%(IWF)
Large Company/Value	33.02%	28.15%(IWD)

Another factor that impacted Upgrading’s returns in 2013 was the shift in category leadership. Through most of 2011 and 2012, large-company stocks dominated while small-company and (particularly) foreign stocks lagged. This year, all five stock risk categories performed well, including foreign. Small-company stocks were especially strong. This change has benefited those SMI Funds that utilize Upgrading, as our diversified posture has been rewarded rather than punished. This reversal also helps explain why we always maintain exposure to all five risk categories, as performance does tend to rotate among the categories in an unpredictable manner.

While the table and discussion above specifically pertain to SMIFX’s holdings, the same dynamics were at work in the equity portion (60%) of SMILX’s portfolio. These two funds utilize the same Upgrading process, but since the two funds were started in different years and have different daily cash flows, their stock fund holdings are not identical.

The Sound Mind Investing Balanced Fund’s Bond Portfolio

The Sound Mind Investing Balanced Fund’s (SMILX) bond portfolio is the only piece of the SMI Funds’ portfolios that is not managed using a quantitative approach. Simply put, we haven’t found a quantitative approach for managing bonds that consistently adds value. In addition, we feel extremely fortunate to be able to hire the outstanding bond managers at Reams Asset Management, a division of Scout Investments, as the sub-advisor for the bond portion of SMILX. We feel strongly that, given the current interest rate environment, there is no one else we’d prefer to oversee the bond portion of this fund.

The past year has demonstrated why we have such confidence in the Reams team. The bond market was roiled by the Federal Reserve’s comments early in the summer regarding the “tapering” of their Quantitative Easing programs, with interest rates rising rapidly during May and June. Overall, it was a volatile year for bonds, with many bond investors seeing annual losses for the first time in many years. While the Barclays Capital U.S. Aggregate Bond Index showed a loss of -1.08% for the period, Reams was able to deliver a bond portfolio gain of 0.90% for SMILX.

The SMI Dynamic Allocation Fund

On February 28, 2013, the SMI Dynamic Allocation Fund (SMIDX) launched and shareholders have enthusiastically embraced it. This strategy seeks to capitalize on the fact that economic conditions change over time. In response to those changes in the economy, certain types of investments will respond positively while other kinds will respond negatively. The goal of SMIDX is to be invested in those asset classes that are best suited to the current economic environment – and just as importantly, to avoid those classes which are not. In so doing, the strategy attempts to win by not losing. SMIDX’s dynamic asset allocation strategy will call for us to completely leave the stock market at times, which is obviously a very different approach than SMI’s Upgrading-based strategies.

The Fund’s early experience implementing this dynamic asset-allocation (DAA) approach may be instructive as to how this process will play out in the future. The primary holdings between February 28, 2013 and October were U.S. Stocks, Foreign Stocks, and Real Estate. U.S. Stocks and Foreign Stocks both were strong performers during this time frame. Real Estate was up and down, gaining initially, losing ground as interest rates soared over the summer, and ultimately being bounced in and out of the portfolio as the reporting period ended.

Just as importantly though, DAA was able to avoid the biggest loser of the six primary asset classes tracked by the strategy. That was gold, which measured by the popular exchange-traded fund GLD, had significant losses of -16.51%. Shareholders were also spared the significant summer anxiety as interest rates rose and bond prices fell, simply due to the fact that their DAA portfolios didn’t own any bonds at the time.

Given that DAA largely functioned as it was designed to, it may be surprising that its performance doesn’t look more impressive relative to its blended benchmark. The reason for this is straightforward. Between February 28, 2013 and October, the primary components of the Fund’s U.S. and Foreign stock allocations did very well. The main U.S. Stock holding, SPY, gained 17.65% while the main Foreign Stock holding, EFA, gained 15.44%. However, these two asset classes combined only made up two-thirds of the Fund. The remaining third was composed alternately of Real Estate and Cash, and contributed a small overall loss to the portfolio. As a result, when compared to a benchmark consisting of 60% U.S stock market gains (which were very strong) and 40% bond market returns (which performed slightly better than the third of DAA’s portfolio invested in Real Estate and Cash), the end result for SMIDX wound up slightly underperforming its benchmark.

It is important to recognize that SMIDX will likely lag the broad stock market’s returns during periods when stocks are exceptionally strong, as was the case throughout 2013. Where we expect SMIDX to really shine is in protecting capital when the stock market is falling. If the Fund can keep up reasonably well during rising markets and then hold those gains better than the market does during downturns, SMIDX will be performing exactly as it was designed.

By mechanically and unemotionally rotating between asset classes as their relative strengths shift, the Fund hopes to be able to profit from volatile asset classes, such as gold, when they are in favor, while avoiding them when they are stuck in their inevitable down periods. This goal of being invested in the best asset classes at any given point of time, while avoiding the worst classes, was largely accomplished during these opening months of this new fund’s life. We expect this Dynamic Allocation strategy to provide a valuable way to participate in the market’s upside – while limiting its downside – when measured over complete market cycles.

Upgrading and Dynamic Asset Allocation Are Complementary Strategies

The introduction of the SMI Dynamic Allocation Fund this year has left some shareholders wondering whether they should pursue Upgrading or DAA. Rather than making an either-or decision between the two, we feel the best answer for many investors is to pursue both. The two strategies tend to be complementary, as Upgrading will typically perform better during rising markets while Dynamic Asset Allocation’s strength is preserving wealth during falling markets. Therefore, owning both within a portfolio provides an additional degree of diversification. Each investor will need to determine the ideal balance between these two approaches: more aggressive investors might prefer to combine the Sound Mind Investing Fund (SMIFX) and the SMI Dynamic Allocation Fund (SMIDX), while more conservative investors, perhaps those nearing or already in retirement, might favor a combination of the Sound Mind Investing Balanced (SMILX) and SMI Dynamic Allocation (SMIDX) Funds.

Going Direct With the SMI Funds

Slightly over two-thirds of the assets in the SMI Funds are owned through accounts with other financial intermediaries. That’s perfectly fine. However, there are some advantages of having your account directly with the SMI Funds rather than through a third party.

The primary advantage of a direct account is the ability to buy or sell shares of the SMI Funds without paying any transaction fees. Most third-party accounts are charged some sort of transaction fee when the SMI Funds are bought or sold. Those fees can add up – particularly if you are regularly buying or selling shares in any of the SMI Funds. When your account is held directly with the SMI Funds, you never have to pay transaction fees. Additionally, in accounts held directly with the SMI Funds, the typical 2% redemption fee on shares sold within 60 days of purchase is waived if you are transferring money from one SMI Fund to another. If you would like to learn more about moving your account directly to the SMI Funds, visit www.smifund.com or call 1-877-SMI-FUND.

We appreciate the confidence you have placed in us to be a faithful steward of your assets, as you strive to be a faithful steward of His assets.

Sincerely,

Mark Biller

Senior Portfolio Manager

The Sound Mind Investing Funds

PERFORMANCE RESULTS – (Unaudited)

Total Return* (For the periods ended October 31, 2013)
				Average Annual Return
	Three Months	Six Months	One Year	Five Year	Since Inception (December 2, 2005)
The Sound Mind Investing Fund	6.24%	14.93%	33.01%	14.83%	6.77%
S&P 500® Index**	4.75%	11.15%	27.18%	15.17%	6.47%
Wilshire 5000 Index**	4.90%	11.71%	28.42%	15.76%	6.81%

Gross Expenses 2.13% (As stated in the most recent prospectus dated February 28, 2013). Net Expenses 1.14% (as stated in the most recent prospectus dated February 28, 2013), which excludes acquired fund fees and expenses and reflects the fee waiver/expense reimbursement discussed below. All expenses are reflected in performance results. The Fund’s advisor contractually has agreed to waive its fee and/or reimburse expenses to the extent necessary to maintain Total Annual Fund Operating Expenses (excluding brokerage fees and commissions; borrowing costs; any 12b-1 fees; taxes; indirect expenses, such as acquired fund fees and expenses; and extraordinary litigation expenses) at 1.50% of the Fund’s average daily net assets through February 28, 2014. This expense cap may not be terminated prior to this date except by the Board of Trustees.

Total Return* (For the periods ended October 31, 2013)
			Average Annual
	Three Months	Six Months	One Year	Since Inception (December 30, 2010)
The Sound Mind Investing Balanced Fund	4.54%	9.12%	20.56%	8.18%
S&P 500® Index**	4.75%	11.15%	27.18%	14.86%
Wilshire 5000 Index**	4.90%	11.71%	28.42%	14.65%
Barclays Capital U.S. Aggregate Bond Index**	1.24%	-1.97%	-1.08%	3.89%
Custom Benchmark***	3.45%	6.11%	15.85%	10.47%

Gross Expenses 2.07% (As stated in the most recent prospectus dated February 28, 2013). Net Expenses 1.15% (as stated in the most recent prospectus dated February 28, 2013), which excludes acquired fund fees and expenses and reflects the fee waiver/expense reimbursement discussed below. All expenses are reflected in performance results. The Fund’s advisor contractually has agreed to waive its fee and/or reimburse expenses to the extent necessary to maintain Total Annual Fund Operating Expenses (excluding brokerage fees and commissions; borrowing costs; any 12b-1 fees; taxes; indirect expenses, such as acquired fund fees and expenses; and extraordinary litigation expenses) at 1.15% of the Fund’s average daily net assets through February 28, 2014. This expense cap may not be terminated prior to this date except by the Board of Trustees.

PERFORMANCE RESULTS – (Unaudited), (Continued)

Total Return* (For the periods ended October 31, 2013)
		Average Annual
	Three Months	Six Months	Since Inception (February 28, 2013)
The SMI Dynamic Allocation Fund	2.15%	1.30%	9.50%
Wilshire 5000 Index**	4.90%	11.71%	18.05%
Barclays Capital U.S. Aggregate Bond Index**	1.24%	-1.97%	-0.90%
Custom Benchmark***	3.45%	6.11%	10.18%

Gross Expenses 1.99% (As stated in the most recent prospectus dated February 28, 2013). Net Expenses 1.45% (as stated in the most recent prospectus dated February 28, 2013), which excludes acquired fund fees and expenses and reflects the fee waiver/expense reimbursement discussed below. All expenses are reflected in performance results. The Fund’s advisor contractually has agreed to waive its fee and/or reimburse expenses to the extent necessary to maintain Total Annual Fund Operating Expenses (excluding brokerage fees and commissions; borrowing costs; any 12b-1 fees; taxes; indirect expenses, such as acquired fund fees and expenses; and extraordinary litigation expenses) at 1.45% of the Fund’s average daily net assets through February 28, 2014. This expense cap may not be terminated prior to this date except by the Board of Trustees.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-764-3863.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**

The Standard & Poor’s 500® Index, Wilshire 5000 Index and Barclays Capital U.S. Aggregate Bond Index are unmanaged indices that assume reinvestment of all distributions and exclude the effect of taxes and fees. The Standard & Poor’s 500® Index, Wilshire 5000 Index and Barclays Capital U.S. Aggregate Bond Index are widely recognized unmanaged indices and are representative of a broader market and range of securities than is found in each Fund’s portfolio. The returns of the indices are not reduced by any fees or operating expenses. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

***	The Custom Benchmark for the Sound Mind Investing Balanced Fund and SMI Dynamic Allocation is comprised of 60% Wilshire 5000 Index and 40% Barclays Capital U.S. Aggregate Bond Index.

The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Funds and may be obtained by calling the same number as above. Please read it carefully before investing.

PERFORMANCE RESULTS – (Unaudited), (Continued)

The chart above assumes an initial investment of $10,000 made on December 2, 2005 (commencement of Fund operations) and held through October 31, 2013. The S&P 500 Index® and Wilshire 5000 Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the indices; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-877-764-3863. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

PERFORMANCE RESULTS – (Unaudited), (Continued)

The chart above assumes an initial investment of $10,000 made on December 30, 2010 (commencement of Fund operations) and held through October 31, 2013. The S&P 500 Index® , The Barclays Capital U.S. Aggregate Bond Index and Wilshire 5000 Index are widely recognized unmanaged indices of are representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in these indices; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-877-764-3863. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Custom Benchmark is comprised of 60% Wilshire 5000 Index and 40% Barclays Capital U.S. Aggregate Bond Index.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

PERFORMANCE RESULTS – (Unaudited), (Continued)

The chart above assumes an initial investment of $10,000 made on February 28, 2013 (commencement of Fund operations) and held through October 31, 2013. The Barclays Capital U.S. Aggregate Bond Index and Wilshire 5000 Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in these indices; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-877-764-3863. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Custom Benchmark is comprised of 60% Wilshire 5000 Index and 40% Barclays Capital U.S. Aggregate Bond Index.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

FUND HOLDINGS – (Unaudited)

1	As a percentage of net assets.

The Sound Mind Investing Fund seeks long term capital appreciation. The Fund seeks to achieve its objective by investing in a diversified portfolio of other investment companies using a “fund upgrading” strategy. The fund upgrading investment strategy is a systematic investment approach that is based on the belief of the Fund’s adviser, SMI Advisory Services, LLC, that superior returns can be obtained by constantly monitoring the performance of a wide universe of other investment companies, and standing ready to move assets into the funds deemed by the adviser to be most attractive at the time of analysis.

1	As a percentage of net assets.

FUND HOLDINGS – (Unaudited), (Continued)

The Sound Mind Investing Balanced Fund seeks total return. Total return is composed of both income and capital appreciation. The Fund seeks to achieve its objective by investing in a diversified portfolio of equities and fixed income securities. The Fund’s adviser determines how the Fund’s assets will be allocated between equity and fixed income securities. Under normal circumstances the Fund will target an approximate mix of 60% equity securities and 40% fixed income securities. The adviser periodically rebalances the Fund’s asset allocation in response to market conditions and to ensure an appropriate mix of elements in the Fund.

1	As a percentage of net assets.
2	Reflects payable for securities purchased that remain unsettled at October 31, 2013.

The SMI Dynamic Allocation Fund seeks total return. Total return is composed of both income and capital appreciation. The Fund uses a dynamic asset allocation investment strategy to achieve its investment objective. This is done by investing in securities from the following six asset classes – U.S. Equities, International Equities, Fixed Income Securities, Real Estate, Precious Metals, and Cash.

FUND HOLDINGS – (Unaudited), (Continued)

Availability of Portfolio Schedule – (Unaudited)

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available at the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses – (Unaudited)

As a shareholder of one of the Funds, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Each Fund’s example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 through October 31, 2013).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

FUND HOLDINGS – (Unaudited), (Continued)

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the fee imposed on short-term redemptions. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. If incurred, the short-term redemption fee imposed by the Fund would increase your expenses.

The Sound Mind Investing Fund	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period May 1, 2013 – October 31, 2013*
Actual	$1,000.00	$1,149.30	$6.28
Hypothetical **	$1,000.00	$1,019.36	$5.90

*	Expenses are equal to the Fund’s annualized expense ratio of 1.16%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).
**	Assumes a 5% return before expenses.

The Sound Mind Investing Balanced Fund	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period May 1, 2013 – October 31, 2013*
Actual	$1,000.00	$1,091.20	$6.05
Hypothetical **	$1,000.00	$1,019.42	$5.84

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).
**	Assumes a 5% return before expenses.

The SMI Dynamic Allocation Fund	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period May 1, 2013 – October 31, 2013*
Actual	$1,000.00	$1,013.00	$6.50
Hypothetical **	$1,000.00	$1,018.74	$6.52

*	Expenses are equal to the Fund’s annualized expense ratio of 1.28%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).
**	Assumes a 5% return before expenses.

THE SOUND MIND INVESTING FUND

SCHEDULE OF INVESTMENTS

October 31, 2013

Mutual Funds – 99.69%	Shares	Fair Value
Mutual Funds Greater Than 1% of The Sound Mind Investing Fund’s Net Assets – 97.69%
Ariel Appreciation Fund – Investor Class	193,087	$10,841,857
Aston/Fairpointe Mid Cap Fund	252,428	11,636,935
Baron Partners Fund – Institutional Class *	343,994	11,186,697
ClearBridge Aggressive Growth Fund – Institutional Class	56,937	10,628,967
Dreyfus Opportunistic Midcap Value Fund – Institutional Class	261,458	10,803,440
Dreyfus Opportunistic Small Cap Fund (a) *	320,557	12,155,533
Fidelity International Small Cap Fund (a)	486,913	12,985,961
Fidelity Leveraged Company Stock Fund	378,796	15,644,274
Fidelity Mid Cap Value Fund	454,180	10,582,386
Fidelity OTC Portfolio	152,485	11,710,879
Fidelity Small Cap Discovery Fund	536,189	16,552,155
Hotchkis and Wiley Mid-Cap Value Fund – Institutional Class	535,968	20,768,772
Ivy Cundill Global Value Fund (a) *	351,610	6,265,690
Legg Mason Opportunity Trust – Institutional Class (a)	1,288,302	21,463,114
Longleaf Partners International Fund	228,754	3,998,617
Lord Abbett Developing Growth Fund, Inc. – Institutional Class	348,655	11,226,703
Morgan Stanley Focus Growth Fund – Institutional Class	251,999	13,630,635
Oakmark International Fund – Institutional Class	583,144	15,581,599
PRIMECAP Odyssey Aggressive Growth Fund *	481,178	13,814,620
Skyline Special Equities Portfolio *	138,635	5,078,185
Thornburg Core Growth Fund – Institutional Class (a) *	496,827	13,205,649
Touchstone Sands Capital Select Growth Fund – Class Y *	792,389	13,589,463
Wasatch International Growth Fund	440,969	12,907,151

TOTAL MUTUAL FUNDS GREATER THAN 1% OF THE SOUND MIND INVESTING FUND’S NET ASSETS (Cost $233,228,405)		286,259,282

Mutual Funds Less Than 1% of The Sound Mind Investing Fund’s Net Assets – 2.00% (b)
AllianzGI NFJ Dividend Value Fund – Institutional Class	200	3,066
AllianzGI NFJ Small-Cap Value Fund – Institutional Class	162	6,129
American Century International Discovery Fund – Institutional Class	250	3,154
Artisan International Small Cap Fund – Investor Class	41,798	1,154,892
Artisan International Value Fund – Investor Class	150	5,712
Artisan Mid Cap Value Fund – Investor Class	200	5,426
Artisan Small Cap Fund – Investor Class *	150	4,230
Artisan Small Cap Value Fund – Investor Class	150	2,808

See accompanying notes which are an integral part of these financial statements.

THE SOUND MIND INVESTING FUND

SCHEDULE OF INVESTMENTS

October 31, 2013 – (Continued)

Mutual Funds – 99.69% – continued	Shares	Fair Value
Mutual Funds Less Than 1% of The Sound Mind Investing Fund’s Net Assets – 2.00% (b) – continued
Aston TAMRO Small Cap Fund – Institutional Class	100	$2,468
BBH Core Select Fund – Class N	100	2,122
Berwyn Fund	100	4,085
BlackRock International Opportunities Portfolio – Institutional Class	100	4,024
Bridgeway Small Cap Growth Fund – Class N *	205	3,520
Bridgeway Small Cap Value Fund – Class N	179	3,783
Buffalo Small Cap Fund	150	5,866
Columbia Acorn International – Class Z	100	4,798
Columbia Acorn Select – Class Z	150	4,587
Columbia Small Cap Growth I Fund – Class Z	100	3,683
Columbia Value and Restructuring Fund – Class Z	50	2,800
Delaware Select Growth Fund – Institutional Class *	100	5,174
Delaware Small Cap Value Fund – Institutional Class	100	5,338
Delaware SMID Cap Growth Fund – Institutional Class	100	3,495
Delaware Value Fund – Institutional Class	144	2,263
DFA International Small Company Portfolio – Institutional Class	100	1,940
DFA US Small Cap Value Portfolio	100	3,448
Dodge & Cox Stock Fund	11,026	1,742,145
DWS Dreman Small Cap Value Fund – Institutional Class	85	3,941
Fairholme Fund *	100	4,187
Fidelity Mid-Cap Stock Fund	150	5,732
Fidelity Small Cap Stock Fund	150	3,137
Fidelity Small Cap Value Fund – Institutional Class	150	2,970
Franklin Small Cap Value Fund – Advisor Class	100	6,197
Hartford International Opportunities Fund/The – Class Y	248	4,490
Heartland Value Fund	100	5,085
Hennessy Focus Fund – Investor Class	100	6,358
Invesco American Value R5 Fund	100	4,079
Janus Contrarian Fund – Class T	4,620	88,050
Janus Overseas Fund – Class T	100	3,765
Janus Venture Fund – Class T *	100	7,134
JPMorgan Mid Cap Value Fund – Institutional Class	100	3,526
JPMorgan Small Cap Equity Fund – Class S	226	11,154
Longleaf Partners Fund	150	5,027
Longleaf Partners Small-Cap Fund	100	3,610

See accompanying notes which are an integral part of these financial statements.

THE SOUND MIND INVESTING FUND

SCHEDULE OF INVESTMENTS

October 31, 2013 – (Continued)

Mutual Funds – 99.69% – continued	Shares	Fair Value
Mutual Funds Less Than 1% of The Sound Mind Investing Fund’s Net Assets – 2.00% (b) – continued
Morgan Stanley Institutional Fund, Inc. – International Small Cap Portfolio – Institutional Class	36	$515
Neuberger Berman Genesis Fund – Institutional Class	100	6,354
Oakmark International Small Cap Fund – Institutional Class	150	2,658
Oakmark Select Fund – Institutional Class	150	5,931
Oberweis Micro-Cap Fund *	175	3,169
Oppenheimer International Small Company Fund – Class Y	85,536	2,620,810
Oppenheimer Small and Mid Cap Value Fund – Class Y	100	4,380
Perkins Mid Cap Value Fund – Class T	200	5,194
Principal SmallCap Growth Fund I – Institutional Class	200	2,970
Royce Low-Priced Stock Fund – Investment Class	150	2,278
Royce Opportunity Fund – Investor Class *	151	2,411
Royce Premier Fund – Investor Class	300	6,918
Royce Special Equity Fund – Investor Class	100	2,638
Royce Special Equity Fund – Institutional Class	150	3,939
Royce Value Fund – Institutional Class	100	1,378
T. Rowe Price International Discovery Fund	150	8,289
T. Rowe Price New Horizons Fund	100	4,610
T. Rowe Price Small-Cap Value Fund	100	4,922
TIAA-CREF International Equity Fund – Institutional Class	100	1,150
Tweedy Browne Global Value Fund	150	4,097
Vanguard Strategic Equity Fund – Investor Class	100	2,852
Wasatch Emerging Markets Small Cap Fund	1,000	2,790

TOTAL MUTUAL FUNDS LESS THAN 1% OF THE SOUND MIND INVESTING FUND’S NET ASSETS (Cost $5,197,079)		5,859,651

TOTAL MUTUAL FUNDS (Cost $238,425,484)		292,118,933

Money Market Securities – 0.40%
Fidelity Institutional Money Market Portfolio – Institutional Class, 0.080% (c)	1,190,883	1,190,883

TOTAL MONEY MARKET SECURITIES (Cost $1,190,883)		1,190,883

TOTAL INVESTMENTS – 100.09% (Cost $239,616,367)		$293,309,816

Liabilities in excess of other assets – (0.09)%		(274,482)

TOTAL NET ASSETS – 100.00%		$293,035,334

See accompanying notes which are an integral part of these financial statements.

THE SOUND MIND INVESTING FUND

SCHEDULE OF INVESTMENTS

October 31, 2013 – (Continued)

(a)	A portion of this security may be deemed illiquid due to the Investment Company Act of 1940 provision stating that no issuer of any investment company security purchased or acquired by a registered investment company shall be obligated to redeem such security in an amount exceeding 1 per centum of such issuer’s total outstanding shares during any period of less than thirty days.
(b)	Small investments are occasionally retained in mutual funds that are closed to new investment, or in the manager’s opinion are at risk to close, so as to allow the Fund the flexibility to reinvest in these funds in the future.
(c)	Rate disclosed is the seven day yield as of October 31, 2013.
*	Non-income producing security.

See accompanying notes which are an integral part of these financial statements.

THE SOUND MIND INVESTING BALANCED FUND

SCHEDULE OF INVESTMENTS

October 31, 2013

Corporate Bonds – 9.35%	Principal Amount	Fair Value
Ally Financial, Inc., 3.125%, 1/15/2016	$25,000	$25,455
Ally Financial, Inc., 5.500%, 2/15/2017	55,000	59,675
Ally Financial, Inc., 4.750%, 9/10/2018	105,000	109,419
Ally Financial, Inc., 7.500%, 9/15/2020	65,000	76,294
American Honda Finance Corp., 1.125%, 10/7/2016	80,000	80,492
American International Group, Inc., 5.050%, 10/1/2015	70,000	75,480
American International Group, Inc., 4.875%, 9/15/2016	65,000	71,522
American International Group, Inc., 3.800%, 3/22/2017	70,000	74,842
American International Group, Inc., 6.400%, 12/15/2020	50,000	60,073
American International Group, Inc., 4.125%, 2/15/2024	55,000	56,659
Bank of America Corp., 4.500%, 4/1/2015	200,000	209,940
Bank of America Corp., 1.500%, 10/9/2015	160,000	161,455
Citigroup, Inc., 5.500%, 10/15/2014	27,000	28,213
Daimler Finance North America LLC, 1.250%, 1/11/2016 (a)	90,000	90,501
Entergy Arkansas, Inc., 5.000%, 7/1/2018	35,000	34,954
Entergy Texas, Inc., 3.600%, 6/1/2015	55,000	57,118
Ford Motor Credit Co. LLC, 3.875%, 1/15/2015	100,000	103,535
Ford Motor Credit Co. LLC, 3.984%, 6/15/2016 (a)	65,000	68,739
Ford Motor Credit Co. LLC, 4.250%, 2/3/2017	90,000	97,254
Ford Motor Credit Co. LLC, 5.000%, 5/15/2018	140,000	155,300
Ford Motor Credit Co. LLC, 4.375%, 8/6/2023	55,000	56,657
General Electric Capital Corp., 1.625%, 7/2/2015	80,000	81,321
General Electric Capital Corp., 1.000%, 12/11/2015	90,000	90,426
General Electric Capital Corp., 1.000%, 1/8/2016	90,000	90,443
Goldman Sachs Group, Inc./The, 3.700%, 8/1/2015	45,000	47,023
Goldman Sachs Group, Inc./The, 1.600%, 11/23/2015	85,000	85,994
Goldman Sachs Group, Inc./The, 1.436%, 4/30/2018 (b)	85,000	85,469
Hartford Financial Services Group, Inc., 5.375%, 3/15/2017	65,000	72,283
Hartford Financial Services Group, Inc., 5.500%, 10/15/2016	60,000	66,903
JPMorgan Chase & Co., 0.882%, 2/26/2016 (b)	75,000	75,320
JPMorgan Chase & Co., 3.250%, 9/23/2022	55,000	53,227
Liberty Mutual Group, Inc., 6.700%, 8/15/2016 (a)	25,000	28,530
Metropolitan Life Global Funding I, 1.700%, 6/29/2015 (a)	55,000	55,753
Morgan Stanley, 4.200%, 11/20/2014	105,000	108,850
Morgan Stanley, 1.512%, 2/25/2016 (b)	40,000	40,443
Verizon Communications, Inc., 0.459%, 3/6/2015 (a) (b)	55,000	54,874

TOTAL CORPORATE BONDS (Cost $2,698,510)		2,790,436

See accompanying notes which are an integral part of these financial statements.

THE SOUND MIND INVESTING BALANCED FUND

SCHEDULE OF INVESTMENTS

October 31, 2013 – (Continued)

	Principal Amount	Fair Value
Foreign Bonds Denominated in U.S. Dollars – 0.79%
ING Bank NV, 3.750%, 3/7/2017 (a)	$165,000	$174,638
Petrobras Global Finance B.V., 2.384%, 1/15/2019 (b)	35,000	34,107
Petroleos Mexicanos, 3.500%, 7/18/2018	25,000	25,625

TOTAL FOREIGN BONDS DENOMINATED IN U.S. DOLLARS (Cost $224,438)		234,370

U.S. Treasury Obligations – 11.49%
U.S. Treasury Note, 0.125%, 12/31/2014	1,070,000	1,069,666
U.S. Treasury Note, 0.250%, 2/15/2015	1,760,000	1,761,237
U.S. Treasury Note, 2.000%, 7/31/2020	55,000	55,468
U.S. Treasury Note, 3.625%, 8/15/2043	540,000	539,409

TOTAL U.S. TREASURY OBLIGATIONS (Cost $3,416,001)		3,425,780

Asset-Backed Securities – 11.03%
American Airlines Pass 2011-1 Through Trust, Class A, 5.250%, 1/31/2021	25,690	26,911
American Airlines Pass 2013-1 Through Trust, Class A, 4.000%, 7/15/2025 (a)	45,000	42,750
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-3, 5.889%, 7/10/2044 (b)	65,000	71,352
Burlington Northern and Santa Fe Railway Co. Pass Through Trust, Series 2001-2, 6.462%, 1/15/2021	24,619	28,221
Burlington Northern and Santa Fe Railway Co. Pass Through Trust, Series 2004-1, 4.575%, 1/15/2021	65,615	70,990
Burlington Northern and Santa Fe Railway Co. Pass Through Trust, Series 2005-4, 4.967%, 4/1/2023	18,691	20,623
Citigroup Commercial Mortgage Trust, Series 2004-C1, Class A4, 5.432%, 4/15/2040 (b)	30,308	30,677
Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class A1, 0.685%, 9/10/2045	40,483	40,301
Commercial Mortgage Pass Through Certificates, 0.666%, 10/15/2045	29,120	28,953
Commercial Mortgage Trust, Series 2004-GG1, Class A7, 5.317%, 6/10/2036 (b)	17,708	17,859
Commercial Mortgage Trust, Series 2007-GC9, Class A7, 5.444%, 3/10/2039	30,000	33,282
Conseco Financial Corp., 7.600%, 4/15/2026 (b)	39,388	35,189
Countrywide Asset-Backed Certificates, 0.390%, 10/25/2036 (b)	20,352	19,468

See accompanying notes which are an integral part of these financial statements.

THE SOUND MIND INVESTING BALANCED FUND

SCHEDULE OF INVESTMENTS

October 31, 2013 – (Continued)

Asset-Backed Securities – 11.03% – continued	Principal Amount	Fair Value
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-10, Class 7A1, 5.000%, 9/25/2015	$1,163	$1,168
Credit Suisse First Boston Mortgage Securities Corp., Series 2006-1, Class A2, 5.800%, 5/25/2036	30,723	27,198
Credit Suisse Mortgage Capital Certificates, Series 2009-12R, Class 41A1, 5.250%, 3/27/2037 (a) (b)	16,418	16,752
DBRR Trust, Series 2012-EZ1, Class A, 0.946%, 9/25/2045 (a)	170,525	170,447
Delta Air Lines Pass Through Trust, Series 2012-A, Class A, 4.750%, 5/7/2020	28,929	30,737
Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.821%, 8/10/2022	70,639	78,586
Fannie Mae, Pool # 468625, 0.572%, 7/1/2018 (b)	50,000	50,215
Fannie Mae, Pool # 465468, 3.330%, 7/1/2020	79,422	85,373
Fannie Mae, Pool # 465468, 3.330%, 10/1/2020	95,502	99,769
Fannie Mae, Pool # 466890, 3.230%, 11/1/2020	104,663	108,675
Fannie Mae, Pool # AM2182, 2.160%, 1/1/2023	152,764	143,683
Fannie Mae, Pool # AA4328, 4.000%, 4/1/2024	43,348	46,140
Fannie Mae, Pool # AB2822, 2.500%, 3/1/2026	31,254	31,669
Fannie Mae, Pool # AM1671, 2.100%, 12/1/2027	57,423	53,198
Fannie Mae, Pool # MA1424, 2.000%, 7/1/2028	53,842	52,545
Fannie Mae, Pool # 464398, 5.970%, 1/1/2040	14,405	16,301
Fannie Mae, Pool # 464398, 5.970%, 1/1/2040	19,206	21,734
Fannie Mae, Pool # 466890, 5.100%, 12/1/2040	24,147	26,134
Fannie Mae REMICS, Series 2010-46, Class A, 4.000%, 5/25/2024	237	237
Fannie Mae REMICS, Series 2004-67, Class VC, 4.500%, 2/25/2025	30,138	30,593
Fannie Mae-Aces, Series 2013-M5, Class ASQ2, 0.595%, 8/25/2015	124,237	124,000
Freddie Mac REMICS, Series 3609, Class LA, 4.000%, 12/15/2024	65,182	69,221
Freddie Mac REMICS, Series 3873, Class DG, 3.000%, 7/15/2027	16,078	16,388
GE Capital Commercial Mortgage Corp., Series 2004-C3, Class A4, 5.189%, 7/10/2039 (b)	17,200	17,560
Ginnie Mae I Pool, Pool # AB2583, 2.140%, 8/15/2023	91,147	91,083
Ginnie Mae I Pool, Pool # AD0091, 2.730%, 6/15/2032	181,981	177,585
GS Mortgage Securities Corp. II, Series 2012-GCJ9, Class A1, 0.662%, 11/10/2045	45,561	45,453
GS Mortgage Securities Trust, Series 2007-GG10, Class A4, 5.799%, 8/10/2045 (b)	100,000	111,133

See accompanying notes which are an integral part of these financial statements.

THE SOUND MIND INVESTING BALANCED FUND

SCHEDULE OF INVESTMENTS

October 31, 2013 – (Continued)

Asset-Backed Securities – 11.03% – continued	Principal Amount	Fair Value
Hertz Vehicle Financing LLC, Series 2011-1A, Class A1, 2.200%, 3/25/2016 (a)	$110,000	$111,689
Hertz Vehicle Financing LLC, Series 2013-1A, Class A1, 1.120%, 8/25/2017 (a)	90,000	89,882
Home Equity Loan Trust, Series 2003-HS3, Class A2A, 0.450%, 8/25/2033 (b)	11,774	10,833
Hyundai Auto Receivables Trust, Series 2010-B, Class A3, 0.970%, 4/15/2015	1,933	1,934
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2004-C1, Class A3, 4.719%, 1/15/2038	40,938	41,037
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-C8, Class A1, 0.705%, 10/15/2045	38,458	38,357
JPMBB Commercial Mortgage Securities Trust, Series 2013-C14, Class A1, 1.260%, 8/15/2046	58,382	58,581
Mid-State Trust, Series 11, Class A1, 4.864%, 7/15/2038	16,504	17,752
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A1, 0.664%, 11/15/2045	37,371	37,206
Northwest Airlines Pass Through Trust, Series 2007-1, Class A, 7.027%, 11/1/2019	47,843	52,269
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2005-S7, Class A2, 0.470%, 12/25/2035 (a) (b)	21,247	20,516
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-S2, Class A2, 5.500%, 6/25/2036	63,381	38,098
Structured Asset Securities Corp. Trust, Series 2005-S6, Class A2, 0.750%, 11/25/2035 (b)	2,147	2,126
UAL 2007 Pass Through Trust, Series 071A, 6.636%, 7/2/2022	75,202	78,962
UBS-Barclays Commercial Mortgage Trust, 0.726%, 8/10/2049	56,537	56,408
Union Pacific Railroad Co. 2003 Pass Through Trust, Series 03-1, 4.698%, 1/2/2024	10,773	11,722
Union Pacific Railroad Co. 2004 Pass Through Trust, Series 04-1, 5.404%, 7/2/2025	58,377	65,545
Union Pacific Railroad Co. 2005 Pass Through Trust, Series 05-1, 5.082%, 1/2/2029	46,388	51,578
Union Pacific Railroad Co. 2006 Pass Through Trust, Series 06-1, 5.866%, 7/2/2030	27,995	32,874
US Airways Pass 2010-1 Through Trust, Series A, 6.250%, 4/22/2023	46,123	48,891
US Airways Pass 2011-1 Through Trust, Series A, 7.125%, 10/22/2023	30,738	34,196

See accompanying notes which are an integral part of these financial statements.

THE SOUND MIND INVESTING BALANCED FUND

SCHEDULE OF INVESTMENTS

October 31, 2013 – (Continued)

Asset-Backed Securities – 11.03% – continued	Principal Amount or Shares	Fair Value
US Airways Pass 2012-1 Through Trust, Series A, 5.900%, 10/1/2024	$52,826	$55,467
Wells Fargo Commercial Mortgage Trust, Series 2012-LC5, Class A1, 0.687%, 10/15/2045	74,430	74,105
WF-RBS Commercial Mortgage Trust, Series 2012-C10, Class A1, 0.734%, 12/15/2045	50,605	50,227

TOTAL ASSET-BACKED SECURITIES (Cost $3,216,598)		3,290,408

Mutual Funds – 63.43%
Ariel Appreciation Fund – Investor Class	19,053	1,069,827
Dreyfus Opportunistic Midcap Value Fund – Institutional Class	17,975	742,726
Dreyfus Opportunistic Small Cap Fund *	26,966	1,022,562
Fidelity International Small Cap Fund	37,592	1,002,580
Fidelity Leveraged Company Stock Fund	27,714	1,144,593
Fidelity OTC Portfolio	12,407	952,892
Fidelity Small Cap Discovery Fund	26,561	819,927
Hotchkis and Wiley Mid-Cap Value Fund – Institutional Class	43,738	1,694,836
Ivy Cundill Global Value Fund *	41,602	741,353
Kinetics Paradigm Fund	16,329	544,250
Kinetics Small Cap Opportunities Fund – Institutional Class *	34,621	1,339,486
Legg Mason Opportunity Trust – Institutional Class	127,498	2,124,117
Longleaf Partners Small-Cap Fund	89	3,196
Lord Abbett Developing Growth Fund, Inc. – Institutional Class	23,230	748,020
Morgan Stanley Focus Growth Fund – Institutional Class	21,453	1,160,418
Oakmark International Fund – Institutional Class	49,598	1,325,267
Oppenheimer International Small Company Fund – Class Y	15,565	476,900
Skyline Special Equities Portfolio *	24,307	890,365
Thornburg Core Growth Fund – Institutional Class *	6,653	176,834
Touchstone Sands Capital Select Growth Fund – Class Y *	54,534	935,265
Wasatch Emerging Markets Small Cap Fund	700	1,953

TOTAL MUTUAL FUNDS (Cost $15,414,636)		18,917,367

See accompanying notes which are an integral part of these financial statements.

THE SOUND MIND INVESTING BALANCED FUND

SCHEDULE OF INVESTMENTS

October 31, 2013 – (Continued)

Money Market Securities – 4.58%	Shares	Fair Value
Fidelity Institutional Money Market Portfolio – Institutional Class, 0.08% (c)	1,368,013	$1,368,013

TOTAL MONEY MARKET SECURITIES (Cost $1,368,013 )		1,368,013

TOTAL INVESTMENTS – 100.67% (Cost $26,338,196)		$30,026,374

Liabilities in Excess of Other Assets – (0.67)%		(200,472)

TOTAL NET ASSETS – 100.00%		$29,825,902

(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. See Note 7 of the Notes to the Financial Statements.
(b)	Variable or Floating Rate Security. Rate disclosed is as of October 31, 2013.
(c)	Rate disclosed is the seven day yield as of October 31, 2013.
*	Non-income producing security.

See accompanying notes which are an integral part of these financial statements.

THE SMI DYNAMIC ALLOCATION FUND

SCHEDULE OF INVESTMENTS

October 31, 2013

Exchange-Traded Funds – 95.13%	Shares	Fair Value
Industrial Select Sector SPDR Fund	29,800	$1,448,876
iShares MSCI EAFE ETF (b)	281,590	18,551,149
iShares MSCI France ETF	24,070	671,553
iShares MSCI Germany Fund	23,110	678,279
iShares MSCI Italy Capped Fund	43,250	677,295
iShares MSCI Netherlands Fund	26,860	672,037
iShares MSCI Spain Capped ETF	18,100	682,551
iShares MSCI Switzerland Capped Fund	21,000	676,410
iShares U.S. Consumer Services ETF	12,580	1,452,864
SPDR S&P 500 ETF Trust (b)	96,260	16,915,770
Vanguard REIT ETF (b)	326,000	22,533,120

TOTAL EXCHANGE-TRADED FUNDS (Cost $61,166,565)		64,959,904

Mutual Funds – 3.98%
ProFunds Biotechnology UltraSector ProFund – Investor Class *	13,939	2,720,262

TOTAL MUTUAL FUNDS (Cost $1,848,540)		2,720,262

Money Market Securities – 34.01%
Fidelity Institutional Money Market Portfolio – Institutional Class, 0.08% (a) (b)	23,224,939	23,224,939

TOTAL MONEY MARKET SECURITIES (Cost $23,224,939)		23,224,939

TOTAL INVESTMENTS – 133.12% (Cost $86,240,044)		90,905,105

Liabilities in Excess of Other Assets – (33.12)%		(22,615,448)

TOTAL NET ASSETS – 100.00%		$68,289,657

(a)	Rate disclosed is the seven day yield as of October 31, 2013.
(b)	For a schedule of each Fund’s holdings please refer to each Fund’s most recent semi annual or annual report filed at www.sec.gov.
*	Non-income producing security.

See accompanying notes which are an integral part of these financial statements.

THE SOUND MIND INVESTING FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

October 31, 2013

	The Sound Mind Investing Fund	The Sound Mind Investing Balanced Fund	The SMI Dynamic Allocation Fund
Assets
Investment in securities:
At cost	$239,616,367	$26,338,196	$86,240,044

At fair value	$293,309,816	$30,026,374	$90,905,105
Receivable for investments sold	1,610,099	259,128	829,648
Receivable for fund shares sold	168,667	313	83,608
Interest receivable	76	42,254	1,564
Prepaid expenses	12,379	4,029	19,227

Total Assets	295,101,037	30,332,098	91,839,152

Liabilities
Payable for investments purchased	1,615,000	435,471	23,424,374
Payable for fund shares redeemed	132,783	5,434	41,500
Payable for interest	—	168	—
Payable to Adviser	241,815	13,430	55,177
Payable to administrator, fund accountant, and transfer agent	34,484	14,514	7,481
Payable to custodian	8,949	4,276	2,485
Payable to trustees and officers	2,761	2,761	1,808
Other accrued expenses	29,911	30,142	16,670

Total Liabilities	2,065,703	506,196	23,549,495

Net Assets	$293,035,334	$29,825,902	$68,289,657

Net Assets consist of:
Paid-in capital	$210,958,603	$23,344,374	$65,029,327
Accumulated undistributed net investment income (loss)	(1,093,921)	(47,530)	311,274
Accumulated undistributed net realized gain (loss) from investment transactions	29,477,203	2,840,880	(1,716,005)
Net unrealized appreciation/(depreciation) on investments	53,693,449	3,688,178	4,665,061

Net Assets	$293,035,334	$29,825,902	$68,289,657

Shares outstanding (unlimited number of shares authorized, no par value)	20,251,900	2,444,251	6,234,141

Net asset value (“NAV”) and offering price per share	$14.47	$12.20	$10.95

Redemption price per share (NAV * 98%) (a)	$14.18	$11.96	$10.73

(a)	The Funds charge a 2% redemption fee on shares redeemed within 60 days of purchase. Shares are redeemed at the NAV if held longer than 60 days.

See accompanying notes which are an integral part of these financial statements.

THE SOUND MIND INVESTING FUNDS

STATEMENTS OF OPERATIONS

For the period or year ended October 31, 2013

	The Sound Mind Investing Fund	The Sound Mind Investing Balanced Fund	The SMI Dynamic Allocation Fund (a)
Investment Income
Dividend income	$2,054,565	$85,041	$741,427
Interest income	—	257,119	—

Total Investment Income	2,054,565	342,160	741,427

Expenses
Investment Adviser fee	2,680,111	282,237	329,518
Administration expenses	125,232	15,747	13,292
Fund accounting expenses	55,424	10,599	6,689
Transfer agent expenses	92,341	40,148	23,991
Legal expenses	21,095	21,045	11,075
Registration expenses	35,090	26,706	5,403
Custodian expenses	33,261	15,205	8,056
Audit expenses	13,999	17,999	15,001
Trustee expenses	9,792	9,792	4,584
CCO expense	4,254	4,255	167
Miscellaneous expenses	77,887	33,560	12,377

Total Expenses	3,148,486	477,293	430,153
Fees waived by Adviser	—	(116,168)	—

Net operating expenses	3,148,486	361,125	430,153

Net Investment Income (Loss)	(1,093,921)	(18,965)	311,274

Net Realized and Unrealized Gain on Investments and Swap Contracts
Long term capital gain dividends from investment companies	2,086,102	136,250	—
Net realized gain (loss) on investment transactions	29,446,203	2,810,249	(1,716,005)
Net realized gain on swap contracts	—	13,345	—
Net change in unrealized appreciation of investments	46,265,588	2,910,633	4,665,061

Net realized and unrealized gain on investments and swap contracts	77,797,893	5,870,477	2,949,056

Net increase in net assets resulting from operations	$76,703,972	$5,851,512	$3,260,330

(a)	For the period February 28, 2013 (commencement of operations) through October 31, 2013.

See accompanying notes which are an integral part of these financial statements.

THE SOUND MIND INVESTING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended October 31, 2013	Year ended October 31, 2012
Increase (decrease) in Net Assets due to:
Operations
Net investment income (loss)	$(1,093,921)	$9,995
Long term capital gain dividends from investment companies	2,086,102	3,693,858
Net realized gain on investment transactions	29,446,203	16,835,771
Net change in unrealized appreciation (depreciation) of investments	46,265,588	(4,202,474)

Net increase in net assets resulting from operations	76,703,972	16,337,150

Distributions
From net investment income	(8,906)	—
From net realized gains	(11,101,278)	—

Total distributions	(11,110,184)	—

Capital Transactions
Proceeds from shares sold	28,410,260	35,377,039
Proceeds from redemption fees (a)	3,705	24,172
Reinvestment of distributions	10,902,326	—
Amount paid for shares redeemed	(83,966,360)	(68,373,694)

Net decrease in net assets resulting from capital transactions	(44,650,069)	(32,972,483)

Total Increase (Decrease) in Net Assets	20,943,719	(16,635,333)

Net Assets
Beginning of year	272,091,615	288,726,948

End of year	$293,035,334	$272,091,615

Accumulated net investment income (loss) included in net assets at end of year	$(1,093,921)	$9,995

Share Transactions
Shares sold	2,233,548	3,174,087
Shares issued in reinvestment of distributions	968,235	—
Shares redeemed	(6,893,624)	(6,125,856)

Net decrease in share transactions	(3,691,841)	(2,951,769)

(a)	The Fund charges a 2% redemption fee on shares redeemed within 60 days of purchase. Shares are redeemed at the NAV if held longer than 60 days.

See accompanying notes which are an integral part of these financial statements.

THE SOUND MIND INVESTING BALANCED FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended October 31, 2013	Year ended October 31, 2012
Increase (decrease) in Net Assets due to:
Operations
Net investment income (loss)	$(18,965)	$114,732
Long term capital gain dividends from investment companies	136,250	124,226
Net realized gain on investment transactions and swap contracts	2,823,594	1,910,338
Net change in unrealized appreciation of investments	2,910,633	333,206

Net increase in net assets resulting from operations	5,851,512	2,482,502

Distributions
From net investment income	(87,797)	(198,642)
From net realized gains	(576,661)	—

Total distributions	(664,458)	(198,642)

Capital Transactions
Proceeds from shares sold	8,796,270	14,284,283
Proceeds from redemption fees (a)	5,091	1,917
Reinvestment of distributions	660,917	196,650
Amount paid for shares redeemed	(22,081,663)	(14,338,724)

Net increase (decrease) in net assets resulting from capital transactions	(12,619,385)	144,126

Total Increase (Decrease) in Net Assets	(7,432,331)	2,427,986

Net Assets
Beginning of year	37,258,233	34,830,247

End of year	$29,825,902	$37,258,233

Accumulated net investment loss included in net assets at end of year	$(47,530)	$(47,555)

Share Transactions
Shares sold	800,432	1,430,599
Shares issued in reinvestment of distributions	63,919	20,357
Shares redeemed	(2,034,213)	(1,425,974)

Net increase (decrease) in share transactions	(1,169,862)	24,982

(a)	The Fund charges a 2% redemption fee on shares redeemed within 60 days of purchase. Shares are redeemed at the NAV if held longer than 60 days.

See accompanying notes which are an integral part of these financial statements.

THE SMI DYNAMIC ALLOCATION FUND

STATEMENT OF CHANGES IN NET ASSETS

Period Ended October 31, 2013 (a)
Increase in Net Assets due to:
Operations
Net investment income	$311,274
Net realized (loss) on investment transactions	(1,716,005)
Net change in unrealized appreciation of investments	4,665,061

Net increase in net assets resulting from operations	3,260,330

Capital Transactions
Proceeds from shares sold	72,307,252
Proceeds from redemption fees (b)	985
Amount paid for shares redeemed	(7,278,910)

Net increase in net assets resulting from capital transactions	65,029,327

Total Increase in Net Assets	68,289,657

Net Assets
Beginning of period	—

End of period	$68,289,657

Accumulated net investment income included in net assets at end of period	$311,274

Share Transactions
Shares sold	6,916,492
Shares redeemed	(682,351)

Net increase in share transactions	6,234,141

(a)	For the period February 28, 2013 (commencement of operations) through October 31, 2013.
(b)	The Fund charges a 2% redemption fee on shares redeemed within 60 days of purchase. Shares are redeemed at the NAV if held longer than 60 days.

See accompanying notes which are an integral part of these financial statements.

THE SOUND MIND INVESTING FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding during the year)

Year ended October 31, 2013
Selected Per Share Data:
Net asset value, beginning of year	$11.36

Income from investment operations:
Net investment income (loss)(a)	(0.05)
Net realized and unrealized gain (loss)	3.66

Total from investment operations	3.61

Less Distributions to Shareholders:
From net investment income	— (b)
From net realized gain	(0.50)
From return of capital	—

Total distributions	(0.50)

Paid in capital from redemption fees(c)	—

Net asset value, end of year	$14.47

Total Return(d)	33.01%

Ratios and Supplemental Data:
Net assets, end of year (000)	$293,035
Ratio of expenses to average net assets(e)(f)	1.17%
Ratio of net investment income (loss) to average net assets(a)(g)	(0.41)%
Portfolio turnover rate	93.59%

(a)	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(b)	Resulted in less than $0.005 per share.
(c)	Redemption fee resulted in less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e)	These ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(f)	This ratio does not include the effects of other expenses refunded by the underlying funds in which the Fund invests. If these refunds had been included, the ratio of expenses to average net assets would have been 1.15%, 1.14%, 1.21%, and 1.26%, for the periods ended October 31, 2012, October 31, 2011, October 31, 2010, and October 31, 2009, respectively.
(g)	This ratio is presented net of the other expenses refunded by the underlying funds in which the Fund invests.
(h)	Portfolio turnover rate excludes $21,405,392 of purchases, which is the book value of securities acquired at the time of merger with SMI Managed Volatility Fund.

See accompanying notes which are an integral part of these financial statements.

THE SOUND MIND INVESTING FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding during the year) – (Continued)

Year ended October 31, 2012	Year ended October 31, 2011		Year ended October 31, 2010	Year ended October 31, 2009

$10.74	$10.71		$8.84	$7.63

—	0.02		(0.04)	(0.02)
0.62	0.04		1.91	1.27

0.62	0.06		1.87	1.25

—	(0.03)		—	—
—	—		—	—
—	—		—	(0.04)

—	(0.03)		—	(0.04)

—	—		—	—

$11.36	$10.74		$10.71	$8.84

5.77%	0.50%		21.15%	16.57%

$272,092	$288,727		$283,892	$244,379
1.15%	1.15%		1.22%	1.28%

0.00%	0.13%		(0.41)%	(0.26)%
187.39%	165.12	%(h)	95.29%	124.85%

See accompanying notes which are an integral part of these financial statements.

THE SOUND MIND INVESTING BALANCED FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding during the year)

	Year ended October 31, 2013	Year ended October 31, 2012	Period ended October 31, 2011(a)
Selected Per Share Data:
Net asset value, beginning of period	$10.31	$9.70	$10.00

Income from investment operations:
Net investment income (loss)(b)	(0.02)	0.03	(0.01)
Net realized and unrealized gain (loss)	2.11	0.63	(0.30)

Total from investment operations	2.09	0.66	(0.31)

Less Distributions to Shareholders:
From net investment income	(0.03)	(0.05)	—
Net realized gain	(0.17)	—	—

Total distributions	(0.20)	(0.05)	—

Paid in capital from redemption fees	— (c)	— (c)	0.01

Net asset value, end of period	$12.20	$10.31	$9.70

Total Return(d)	20.56%	6.89%	-3.00	%(e)

Ratios and Supplemental Data:
Net assets, end of period (000)	$29,826	$37,258	$34,830
Ratio of expenses to average net assets(f)(g)	1.15%	1.15%	1.15	%(h)
Ratio of expenses to average net assets before waiver and reimbursement(f)	1.52%	1.49%	1.80	%(h)
Ratio of net investment income (loss) to average net assets(b)(f)(i)	(0.06)%	0.29%	(0.17	)%(h)
Portfolio turnover rate	270.30%	349.33%	276.04%

(a)	For the period December 30, 2010 (the date the Fund commenced operations) through October 31, 2011.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c)	Redemption fees resulted in less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(e)	Not annualized.
(f)	These ratios exclude the impact of expenses of the underlying funds in which the Fund may invest, as represented in the Schedule of Investments.
(g)	This ratio does not include the effects of other expenses refunded by the underlying funds in which the Fund invests. If these refunds had been included, the ratio of expenses to average net assets would have been 1.14% and 1.14% for the periods ended October 31, 2012 and October 31, 2011, respectively.
(h)	Annualized.
(i)	This ratio is presented net of the other expenses refunded by the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of these financial statements.

THE SMI DYNAMIC ALLOCATION FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding during the year)

	Period Ended October 31, 2013(a)
Selected Per Share Data:
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income (loss)(b)	0.05
Net realized and unrealized gain (loss)	0.90

Total from investment operations	0.95

Paid in capital from redemption fees	—	(c)

Net asset value, end of period	$10.95

Total Return(d)	9.50	%(e)

Ratios and Supplemental Data:
Net assets, end of period (000)	$68,290
Ratio of expenses to average net assets(f)	1.30	%(g)
Ratio of net investment income (loss) to average net assets(b)(f)	0.94	%(g)
Portfolio turnover rate	68.64	%(e)

(a)	For the period February 28, 2013 (the date the Fund commenced operations) through October 31, 2013.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c)	Resulted in less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(e)	Not annualized.
(f)	These ratios exclude the impact of expenses of the underlying funds in which the Fund may invest, as represented in the Schedule of Investments.
(g)	Annualized.

See accompanying notes which are an integral part of these financial statements.

THE SOUND MIND INVESTING FUNDS

NOTES TO THE FINANCIAL STATEMENTS

October 31, 2013

NOTE 1. ORGANIZATION

The Sound Mind Investing Fund (“SMI Fund”), Sound Mind Investing Balanced Fund (“SMI Balanced Fund”), and SMI Dynamic Allocation Fund (each a “Fund” and collectively, the “Funds”) are each a diversified series of The Valued Advisers Trust (the “Trust”). Pursuant to a reorganization that took place on February 28, 2013, the SMI Fund and SMI Balanced Fund are the successors to the series of the Unified Series Trust (the “Predecessor Funds”) with the same names. The Predecessor Funds had the same investment objectives and strategies and substantially the same investment policies as the Funds. The SMI Fund was organized on August 29, 2005 and commenced operations on December 2, 2005. The SMI Balanced Fund was organized on November 13, 2010 and commenced operations on December 30, 2010. The SMI Dynamic Allocation Fund was organized on December 11, 2012 and commenced operations on February 28, 2013. The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Each Fund is one of a series of funds currently authorized by the Trustees. The investment adviser to the Funds is SMI Advisory Services, LLC (the “Adviser”). Scout Investments, Inc., (the “Subadviser”) through its REAMS Asset Management division, is the subadviser for the fixed income portion of the SMI Balanced Fund and subadviser for the fixed income investments (other than ETFs and other investment companies that invest primarily in fixed income securities) and cash investments for the SMI Dynamic Allocation Fund. The SMI Fund seeks to provide long-term capital appreciation. The SMI Balanced Fund seeks total return. The SMI Dynamic Allocation Fund seeks total return.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuations – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

THE SOUND MIND INVESTING FUNDS

NOTES TO THE FINANCIAL STATEMENTS

October 31, 2013 – (Continued)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (Continued)

As of and during the fiscal period ended October 31, 2013, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the period, the Funds did not incur any interest or penalties. Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Funds follow industry practice and record security transactions on the trade date. For financial statement and income tax purposes, the specific identification method is used for determining gains or losses on mutual funds and exchange-traded funds while the first in, first out method is used for determining gains or losses on all other security types. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Short-term capital gain distributions from underlying funds are classified as dividend income for financial reporting purposes. Long-term capital gain distributions are broken out as such. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions – The Funds typically distribute substantially all of their net investment income in the form of dividends and taxable capital gains to their shareholders at least annually. These distributions, which are recorded on the ex-dividend date, are automatically reinvested in each Fund unless shareholders request cash distributions on their application or through a written request. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.

For the year ended October 31, 2013, the Funds made the following reclassifications to increase/(decrease) the components of net assets:

Fund	Paid in Capital	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments
SMI Fund	$1,816	$(1,089)	$(727)
SMI Balanced Fund	—	106,787	(106,787)

THE SOUND MIND INVESTING FUNDS

NOTES TO THE FINANCIAL STATEMENTS

October 31, 2013 – (Continued)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (Continued)

Swap Contracts – The SMI Balanced Fund may enter into credit default swap contracts. A credit default swap involves a protection buyer and a protection seller. The Fund may be either a protection buyer or seller. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event that certain defined credit events occur with respect to a particular security, issuer, or basket of securities. The “notional amount” of the swap agreement is the agreed upon amount or value of the underlying asset used for calculating the obligations that the parties to a swap agreement have agreed to exchange. The Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty may be collateralized by designating liquid assets on the Fund’s books and records. The credit default swaps are marked to market daily based upon quotes received from a pricing service and any change in value is recorded in unrealized appreciation/depreciation. Periodic payments paid or received are recorded in realized gain/loss. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability and amortized daily as a component of realized gain (loss) on the Statement of Operations. Payments made or received as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains/losses. In addition to bearing the risk that the credit event will occur as a protection seller, the Fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the Fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities, or that the counterparty may default on its obligation to perform. Please see Note 4 for information on swap agreement activity during the fiscal period ended October 31, 2013.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

THE SOUND MIND INVESTING FUNDS

NOTES TO THE FINANCIAL STATEMENTS

October 31, 2013 – (Continued)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – (Continued)

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including exchange-traded funds, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Funds will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Derivative instruments that the Fund invests in, such as swap agreements, are generally traded over-the-counter. The credit default swaps the SMI Balanced Fund invests in will generally be valued at the mean of bid and ask prices provided by a major credit default swap pricing provider and will generally be classified as Level 2 securities.

THE SOUND MIND INVESTING FUNDS

NOTES TO THE FINANCIAL STATEMENTS

October 31, 2013 – (Continued)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – (Continued)

Fixed income securities, including corporate bonds, foreign bonds denominated in U.S. dollars, U.S. treasury obligations and asset-backed securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service uses various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. Data used to establish quotes for asset-backed securities includes analysis of cash flows, pre-payment speeds, default rates, delinquency assumptions, and assumptions regarding collateral and loss. To the extent that these inputs are observable, the fixed income securities are categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Funds’ invest in may default or otherwise cease to have market quotations readily available.

THE SOUND MIND INVESTING FUNDS

NOTES TO THE FINANCIAL STATEMENTS

October 31, 2013 – (Continued)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – (Continued)

The following is a summary of the inputs used to value the Funds’ investments as of October 31, 2013:

SMI Fund	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Mutual Funds – greater than 1% of net assets	$286,259,282	$—	$—	$286,259,282
Mutual Funds – less than 1% of net assets	5,859,651	—	—	5,859,651
Money Market Securities	1,190,883	—	—	1,190,883
Total	$293,309,816	$—	$—	$293,309,816

SMI Balanced Fund	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Corporate Bonds	$—	$2,790,436	$—	$2,790,436
Foreign Bonds Denominated in U.S. Dollars	—	234,370	—	234,370
U.S. Treasury Obligations	—	3,425,780	—	3,425,780
Asset-Backed Securities	—	3,290,408	—	3,290,408
Mutual Funds	18,917,367	—	—	18,917,367
Money Market Securities	1,368,013	—	—	1,368,013
Total	$20,285,380	$9,740,994	$—	$30,026,374

SMI Dynamic Allocation Fund	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Exchange-Traded Funds	$64,959,904	$—	$—	$64,959,904
Mutual Funds	2,720,262	—	—	2,720,262
Money Market Securities	23,224,939	—	—	23,224,939
Total	$90,905,105	$—	$—	$90,905,105

THE SOUND MIND INVESTING FUNDS

NOTES TO THE FINANCIAL STATEMENTS

October 31, 2013 – (Continued)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – (Continued)

The Funds did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. During the fiscal period ended October 31, 2013, there were no transfers between levels. The Trust recognizes transfers between fair value hierarchy levels at the end of the reporting period.

NOTE 4. DERIVATIVE TRANSACTIONS

The SMI Balanced Fund may obtain exposure to the fixed income market by investing in credit default swap (“CDX”) contracts. The Fund used CDX contracts as an additional avenue in which to bring value to the Fund. The Fund may use CDX contracts as an alternative to buying, selling, or holding certain securities in the fixed income market. The use of CDX contracts may provide a less expensive, more expedient, or more specifically focused way to invest than traditional fixed income securities would. The Fund may enter into single name CDX agreements to gain exposure to a particular company when it is more economically attractive to do so rather than purchasing traditional bonds. The Fund may also invest in CDX index products and options thereon that allow the Fund to gain broad market exposure but with less company-specific risk than single name CDX agreements.

The SMI Balanced Fund enters into CDX contracts to gain exposure or to mitigate specific forms of credit risk. Swaps expose the Fund to counterparty risk (described below). The Fund could also suffer losses with respect to a swap agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions.

Many of the markets in which the Balanced Fund participates in credit default transactions are “over the counter” or “interdealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based markets”. When the Fund invests in CDX contracts, it is assuming a credit risk with regard to parties with whom it trades and also bears the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes the Fund to the risk that the counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. To mitigate counterparty risk, the Fund will sometimes require the counterparty to post collateral to the Fund’s custodian to cover the exposure.

The SMI Balanced Fund may also invest in credit default swap index products and in options on credit default swap index products. These instruments are designed to track segments of the credit default swap market and provide investors with exposure to specific “baskets” of issuers of bonds or loans. In general,

THE SOUND MIND INVESTING FUNDS

NOTES TO THE FINANCIAL STATEMENTS

October 31, 2013 – (Continued)

NOTE 4. DERIVATIVE TRANSACTIONS – (Continued)

the value of the credit default swap market provides investors with exposure to specific “baskets” of issuers of bonds or loans. In general, the value of the credit default swap index product will go up or down in response to changes in the perceived credit risk and default experience of the basket of issuers, instead of the exchange of the stream of payments for the payment of the notional amount (if a credit event occurs) that is the substance of a single name credit default swap. Such investments are subject to liquidity risks as well as counterparty and other risks associated with investments in credit default swaps discussed above.

In accordance with GAAP, the fair value of any credit default swaps can be found on the Statements of Operations under net realized gain on swap contracts. There were no open contracts as of October 31, 2013. For the fiscal period ended October 31, 2013, the realized gain on swap agreements for the SMI Balanced Fund was as follows:

Credit Risk: Credit Default Swap Contracts	Net realized gain on swap contracts	$13,345

During the fiscal period ended October 31, 2013, the SMI Balanced Fund had written total notional value of swap contracts of $1,430,000. The total notional value of terminated swap contracts was $1,430,000. No collateral was posted by either party as of October 31, 2013. The SMI Balanced Fund utilized credit derivative instruments in conjunction with investment securities in an effort to achieve its investment objective for the fiscal period ended October 31, 2013.

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement with respect to each Fund (each an “Agreement”), manages the Funds’ investments. As compensation for its management services, each Fund is obligated to pay the Adviser a fee based on the Fund’s average daily net assets as follows:

Fund Assets	SMI Fund Management Fee	SMI Balanced Fund Management Fee	SMI Dynamic Allocation Fund Management Fee
$1 – $100 million	1.00%	0.90%	1.00%
$100,000,001 – $250 million	1.00%	0.80%	1.00%
$250,000,001 to $500 million	0.90%	0.70%	0.90%
Over $500 million	0.80%	0.60%	0.80%
Management fees earned	$ 2,680,111	$ 282,237	$ 329,518
Fees waived and expenses reimbursed	$ —	$ (116,168)	$ —

THE SOUND MIND INVESTING FUNDS

NOTES TO THE FINANCIAL STATEMENTS

October 31, 2013 – (Continued)

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – (Continued)

The Adviser contractually has agreed to waive its management fee and/or reimburse certain operating expenses, but only to the extent necessary so that each Fund’s total annual operating expenses (excluding interest, taxes, brokerage commissions, other expenses which are capitalized in accordance with generally accepted accounting principles, extraordinary expenses, dividend expense on short sales, 12b-1 fees, and acquired fund fees and expenses) do not exceed 1.50% of the Fund’s average daily net assets with respect to the SMI Fund, 1.15% with respect to the SMI Balanced Fund, and 1.45% with respect to the SMI Dynamic Allocation Fund. The contractual arrangement for each Fund is in place through February 28, 2014. Each waiver or reimbursement by the Adviser is subject to repayment by the applicable Fund within the three fiscal years following the fiscal year in which the particular expense or reimbursement was incurred; provided that such Fund is able to make the repayment without exceeding the applicable expense limitation.

The amount subject to repayment by the SMI Balanced Fund, pursuant to the aforementioned conditions, at October 31, 2013 is as follows:

Amount	Recoverable through October 31,
$126,597	2014
131,773	2015
116,168	2016

The Trust retains Huntington Asset Services, Inc. (“HASI”) to manage the Funds’ business affairs and to provide the Funds with administrative services, including all regulatory reporting and necessary office equipment and personnel. The Trust also retains HASI to act as each Fund’s transfer agent and to provide fund accounting services. Expenses incurred by the Funds for these expenses are allocated to the individual Funds based on each Fund’s relative net assets. Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the principal distributor of the Funds and Huntington National Bank, the custodian of the Funds’ investments (the “Custodian”). A Trustee of the Trust is a member of management of the Custodian. For the fiscal period ended October 31, 2013, fees for administrative, transfer agent, and fund

THE SOUND MIND INVESTING FUNDS

NOTES TO THE FINANCIAL STATEMENTS

October 31, 2013 – (Continued)

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – (Continued)

accounting services, reimbursement of out-of-pocket expenses, and Custodian expenses and the amounts due to HASI and the Custodian at October 31, 2013 were as follows:

	SMI Fund	SMI Balanced Fund	SMI Dynamic Allocation Fund
Administration expenses	$125,232	$15,747	$13,292
Transfer agent expenses	92,341	40,148	23,991
Fund accounting expenses	55,424	10,599	6,689
Custodian expenses	33,261	15,205	8,056
Payable to HASI	34,484	14,514	7,481
Payable to Custodian	8,949	4,276	2,485

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Funds. There were no payments made to the Distributor by the SMI Fund, the SMI Balanced Fund, or the SMI Dynamic Allocation Fund for fiscal period ended October 31, 2013. The Distributor, HASI, and the Custodian are controlled by Huntington Bancshares, Inc. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor), and certain officers of the Trust are officers of the Distributor and such persons may be deemed to be affiliates of the Distributor.

NOTE 6. INVESTMENTS

For the fiscal period ended October 31, 2013, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

	SMI Fund	SMI Balanced Fund	SMI Dynamic Allocation Fund
Purchases
U.S. Government Obligations	$—	$57,597,934	$—
Other	252,354,015	23,138,620	97,242,435

Sales
U.S. Government Obligations	$—	$55,429,917	$—
Other	307,018,371	38,267,305	32,511,288

THE SOUND MIND INVESTING FUNDS

NOTES TO THE FINANCIAL STATEMENTS

October 31, 2013 – (Continued)

NOTE 7. RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Board of Trustees and management of the SMI Balanced Fund consider the restricted securities shown below to be liquid. The Fund will not incur any registration costs upon such resale. The Fund’s restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Trust’s Pricing Committee. At October 31, 2013, the SMI Balanced Fund held restricted securities representing 3.10% of net assets, as listed below:

Issuer Description	Acquisition Date	Principal Amount	Amortized Cost	Fair Value
American Airlines 2013-1 Class A Pass Through Trust, 4.000%, 7/15/2025	3/6/2013	$45,000	$45,000	$42,750
Credit Suisse Mortgage Capital Certificate, Series 2009-12R, Class 41A1, 5.250%, 3/27/2037	6/13/2011	16,418	16,423	16,752
Daimler Finance North America LLC, 1.250%, 1/11/2016	1/9/2013	90,000	89,918	90,501
DBRR Trust, Series 2012-EZ1, Class A, 0.946%, 9/25/2045	(a)	170,525	170,706	170,447
Ford Motor Credit Co. LLC, 3.984%, 6/15/2016	(b)	65,000	65,052	68,739
Hertz Vehicle Financing LLC, Series 2011-1A, Class A1, 2.200%, 3/25/2016	(c)	110,000	110,447	111,689
Hertz Vehicle Financing, LLC Series 2013-1A, Class A1, 1.200%, 8/25/2017	1/18/2013	90,000	89,994	89,882
ING Bank NV, 3.750%, 3/7/2017	(d)	165,000	164,547	174,638
Liberty Mutual Group, 6.700%, 8/15/2016	1/19/2012	25,000	26,489	28,530

THE SOUND MIND INVESTING FUNDS

NOTES TO THE FINANCIAL STATEMENTS

October 31, 2013 – (Continued)

NOTE 7. RESTRICTED SECURITIES – (Continued)

Issuer Description	Acquisition Date	Principal Amount	Amortized Cost	Fair Value
Metropolitan Life Global Funding I, 1.700%, 6/29/2015	3/25/2013	$55,000	$55,907	$55,753
Structured Asset Securities Corp, Mortgage Loan Trust, 2005-S7, Class A2, 0.479%, 12/25/2035	(e)	21,247	15,171	20,516
Verizon Communications, Inc. 0.459%, 3/06/2015	3/5/2013	55,000	55,000	54,874
				$925,071

(a)	Purchased on various dates beginning 09/21/2012.
(b)	Purchased on various dates beginning 06/17/2011.
(c)	Purchased on various dates beginning 06/13/2011.
(d)	Purchased on various dates beginning 03/01/2012.
(e)	Purchased on various dates beginning 06/22/2011.

NOTE 8. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 9. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. At October 31, 2013, National Financial Services Corporation, for the benefit of others, held 25.09%, 36.74% and 26.23% of the SMI Fund, SMI Balanced Fund and the SMI Dynamic Allocation Fund, respectively. As a result, National Financial Services Corporation may be deemed to control the SMI Fund, SMI Balanced Fund and the SMI Dynamic Allocation Fund.

THE SOUND MIND INVESTING FUNDS

NOTES TO THE FINANCIAL STATEMENTS

October 31, 2013 – (Continued)

NOTE 10. FEDERAL TAX INFORMATION

At October 31, 2013, the net unrealized appreciation (depreciation) of investments for tax purposes, was as follows:

	SMI Fund	SMI Balanced Fund	SMI Dynamic Allocation Fund
Gross Appreciation	$53,763,517	$3,715,945	$4,675,141
Gross (Depreciation)	(71,596)	(28,688)	(12,011)

Net Appreciation (Depreciaton) on Investments	$53,691,921	$3,687,257	$4,663,130

At October 31, 2013, the aggregate cost of securities for federal income tax purposes was $239,617,895, $26,339,117 and $86,241,975 for the SMI Fund, SMI Balanced Fund and SMI Dynamic Allocation Fund respectively.

SMI Fund: On December 27, 2013, SMI Fund paid an income distribution of $0.0490 per share, a short-term capital gain distribution of $0.8291, and a long-term capital gain distribution of $0.6838 per share to shareholders of record on December 26, 2013.

The tax characterization of distributions for the fiscal years ended October 31, 2013 and October 31, 2012, was as follows:

	2013	2012
Distributions paid from:
Ordinary Income	$8,906	$—
Long-term Capital Gain	11,101,278	—

	$11,110,184	$—

SMI Balanced Fund: On December 27, 2013, SMI Balanced Fund paid an income distribution of $0.0565 per share, a short-term capital gain distribution of $0.6931 per share, and a long-term capital gain distribution of $0.4579 per share to shareholders of record on December 26, 2013.

The tax characterization of distributions for the fiscal years ended October 31, 2013 and October 31, 2012, was as follows:

	2013	2012
Distributions paid from:
Ordinary Income	$322,336	$198,642
Long-term Capital Gain	342,122	—

	$664,458	$198,642

SMI Dynamic Allocation Fund: On December 27, 2013, SMI Dynamic Allocation Fund paid an income distribution of $0.1805 per share to shareholders of record on December 26, 2013.

THE SOUND MIND INVESTING FUNDS

NOTES TO THE FINANCIAL STATEMENTS

October 31, 2013 – (Continued)

NOTE 10. FEDERAL TAX INFORMATION – (Continued)

At October 31, 2013, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	SMI Fund	SMI Balanced Fund	SMI Dynamic Allocation Fund
Accumulated undistributed ordinary income	$16,674,842	$1,711,136	$311,274
Accumulated undistributed long-term capital gains	13,751,346	1,130,543	—
Accumulated capital and other losses	(2,041,378)	(47,408)	(1,714,074)
Unrealized appreciation (depreciation)	53,691,921	3,687,257	4,663,130

	$82,076,731	$6,481,528	$3,260,330

At October 31, 2013, the difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales in the amount of $1,528, $921, and $1,931 for the SMI Fund, SMI Balanced Fund, and SMI Dynamic Allocation Fund, respectively.

As of October 31, 2013, accumulated capital and other losses consist of:

	Qualified Late Year Ordinary Losses	Capital Loss Carryforwards
SMI Fund	$1,093,920	$947,458
SMI Balanced Fund	47,408	—
SMI Dynamic Allocation Fund	—	1,714,074

At October 31, 2013, for federal income tax purposes, the Funds had capital loss carryforwards, in the following amounts:

	No Expiration – Short Term	Expiring October 31, 2016
SMI Fund	$—	$947,458
SMI Dynamic Allocation Fund	1,714,074	—

NOTE 11. SUBSEQUENT EVENT

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based upon this evaluation, as presented in the “Trustees and officers” table, Andrea N. Mullins was appointed to serve as Trustee to the Trust, by vote of the Board on December 9, 2013. Additionally, on December 10, 2013, the Board appointed Bryan W. Ashmus to serve as Principal Financial Officer and Treasurer effective as of the same date.

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Sound Mind Investing Funds

(Valued Advisers Trust)

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Sound Mind Investing Funds, comprising Sound Mind Investing Fund, Sound Mind Investing Balanced Fund, and SMI Dynamic Allocation Fund (the “Funds”), each a series of the Valued Advisers Trust, as of October 31, 2013, and the related statement of operations for the year then ended for the Sound Mind Investing Fund and Sound Mind Investing Balanced Fund and for the period February 28, 2013 (commencement of operations) through October 31, 2013 for SMI Dynamic Allocation Fund, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for Sound Mind Investing Fund, and the statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended for Sound Mind Investing Balanced Fund, and the statement of operations, statement of changes in net assets, and financial highlights for the period February 28, 2013 (commencement of operations) through October 31, 2013 for SMI Dynamic Allocation Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Sound Mind Investing Funds as of October 31, 2013, the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

December 30, 2013

TRUSTEES AND OFFICERS (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

The following table provides information regarding each of the Independent Trustees.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Dr. Merwyn R. Vanderlind, 77, Independent Trustee, August 2008 to present.	Retired; Consultant to Battelle Memorial Institute (International Science and Technology Research Enterprise) on business investments from 2001 to 2003; Formerly employed with Battelle Memorial Institute from 1966 to 2003 in various positions, including the Executive Vice President of Battelle Institute from 1991 to 2001, General Manager from 1985 to 1991, Director of the Battelle Industrial Technology Center (Geneva, Switzerland) from 1983 to 1985, and Practicing Researcher from 1966 to 1983.
Ira Cohen, 54 Independent Trustee, June 2010 to present.	Independent financial services consultant (Feb. 2005 – present).
Andrea N. Mullins, 46 Independent Trustee, December 2013 to present.	Principal Financial Officer, Treasurer Secretary for the Eagle Family of Funds 2004-2010; Chief Financial Officer of Eagle Fund Services (a wholly owned subsidiary of Raymond James Financial) 2008-2010; Vice President and Treasurer of Eagle Fund Services 1996-2008.
*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust consists of 16 series.

The following table provides information regarding the Trustee who is considered an “interested person” of the Trust, as that term is defined under the 1940 Act. Based on the experience of the Trustee, the Trust concluded that the individual described below should serve as a Trustee.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
R. Jeffrey Young, 48, Trustee and Chairman, June 2010 to present.	Principal Executive Officer and President, Valued Advisers Trust since February 2010; Senior Vice President, Huntington Asset Services, Inc. since January 2010; Chief Executive Officer, Huntington Funds since February 2010; Chief Executive Officer, The Huntington Strategy Shares since November 2010; President and Chief Executive Officer, Dreman Contrarian Funds March 2011 to February 2013; Trustee, Valued Advisers Trust, August 2008 to January 2010; Managing Director and Chief Operating Officer of Professional Planning Consultants 2007 to 2010.
*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust consists of 16 series.

TRUSTEES AND OFFICERS (Unaudited) – (Continued)

The following table provides information regarding the Officers of the Trust:

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
R. Jeffrey Young, 48, Principal Executive Officer and President, February 2010 to present.	Trustee, Valued Advisers Trust since June 2010; Senior Vice President, Huntington Asset Services, Inc. since January 2010; Chief Executive Officer, Huntington Funds since February 2010; President and Chief Executive Officer, Dreman Contrarian Funds since March 2011; Trustee, Valued Advisers Trust, August 2008 to January 2010; Managing Director and Chief Operating Officer of Professional Planning Consultants 2007 to 2010.
John C. Swhear, 52, Chief Compliance Officer, AML Officer and Vice President, August 2008 to present.	Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Senior Vice President of the Unified Series Trust since May 2007; Secretary of Huntington Funds since April 2010; President and Chief Executive Officer of Dreman Contrarian Funds from March 2010 to March 2011, and Vice President and Acting Chief Executive Officer, 2007 to March 2010.
Carol J. Highsmith, 48, Vice President, August 2008 to present.	Employed in various positions with Huntington Asset Services, Inc., the Trust’s administrator, since November of 1994; currently Vice President of Legal Administration.
Matthew J. Miller, 36, Vice President, December 2011 to present.	Employed in various positions with Huntington Asset Services, Inc., the Trust’s administrator, since July of 1998; currently Vice President of Relationship Management; Vice President of Huntington Funds since February 2010.
Bryan W. Ashmus, 40, Principal Financial Officer and Treasurer, December 2013 to present	Vice President, Financial Administration, HASI (September 2013 to present); Chief Financial Officer and Treasurer, The Huntington Strategy Shares and The Huntington Funds Trust (November 2013 to present); Vice President, Treasurer Services, Citi Fund Services Ohio, Inc., (May 2005 to September 2013).
Heather Bonds, 37, Secretary, October 2012 to present.	Employed in various positions with Huntington Asset Services, Inc., the Trust’s administrator, since January of 2004; currently Certified Paralegal and Section Manager 2.
*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust consists of 16 series.

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (877) 670-2227 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Funds at (877) 764-3863 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

R. Jeffrey Young, Chairman

Dr. Merwyn R. Vanderlind

Ira Cohen

Andrea N. Mullins

OFFICERS

R. Jeffrey Young, Principal Executive

    Officer and President

John C. Swhear, Chief Compliance Officer,

    AML Officer and Vice-President

Carol J. Highsmith, Vice President

Matthew J. Miller, Vice President

Bryan W. Ashmus, Principal Financial

    Officer and Treasurer

Heather Bonds, Secretary

INVESTMENT ADVISOR

SMI Advisory Services, LLC

11135 Baker Hollow Road

Columbus, IN 47201

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

The Law Offices of John H. Lively &

    Associates, Inc.

    A member firm of The 1940 Act Law GroupTM

11300 Tomahawk Creek Pkwy, Suite 310

Leawood, KS 66211

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Funds prospectus which contains information about the Funds management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

THE SOUND MIND
INVESTING FUND

SOUND MIND INVESTING
BALANCED FUND

THE SMI DYNAMIC ALLOCATION FUND

ANNUAL

October 31, 2013

Fund Adviser:

SMI Advisory Services, LLC

11135 Baker Hollow Road

Columbus, IN 47201

Toll Free (877) SMI-Fund

www.smifund.com

TEAM Asset Strategy Fund

Annual Report

October 31, 2013

Fund Adviser:

TEAM Financial Asset Management, LLC

800 Corporate Circle, Suite 106

Harrisburg, PA 17110

Toll Free (877) 832-6952

Management’s Discussion of Fund Performance

As we remind shareholders each annual and semi-annual report, our investment process is active on three basic timeframes: secular, cyclical and tactical. These could also be labeled as long, intermediate, and short term. It is within this context we discuss the Team Asset Strategy Fund’s (“Fund”) performance.

During the past year through 10/31/2013, our performance suffered from a combination of a poor environment for our secular exposure, a very difficult period as the current business cycle transitions, as well as poor results in our tactical trading. The net result was a 12 month period which was very disappointing.

The problems we’ve encountered originate from a combination of our macro outlook and how markets have responded to the economic and corporate fundamentals within the context of the macro environment. Our base case macro outlook had been that the U.S. and much of the global economy was slowing and modestly recessionary heading into the end of 2012 and would likely remain so for most of 2013. We also expected cyclical inflation pressures to fall in conjunction with the weak economic environment. In addition, we expected the economic environment to result in corporate profit results disappointing consensus expectations. We also expected Federal Reserve (“Fed”) to respond to the sustained economic weakness with significant monetary stimulus.

In many respects, this macro outlook proved to be accurate, as nominal GDP in the US fell to levels during Q4 2012, and Q1-Q3 of 2013 to levels which have only ever occurred inside recession. Corporate profits did disappoint the consensus, and the Federal Reserve did respond with significant and increasing monetary stimulus. That began in September 2012 with the announcement of $45 billion a month in quantitative easing via the purchase of mortgage back securities. The Fed increased the stimulus in January 2013 by adding another $40 billion in quantitative easing via the purchase of US treasury bonds.

This created an environment of poor economic growth, poor corporate profits results, and increased monetary stimulus. It was our expectation that such an environment would benefit strategies and the ownership of assets which have historically benefited from large amounts of quantitative easing. Two prominent areas we believed would benefit were precious metals and related mining companies, as well as foreign currencies. In examining and considering the major risks to our outlook, we came to the conclusion that the most significant cyclical risk resided in the possibility of a shallow recession becoming more severe, and for deflationary forces to overwhelm the level of quantitative easing deployed by the Federal Reserve.

In such a scenario, which we believed to be a significantly lower probability of occurring, we expected risk assets to suffer a synchronized decline similar to the bear market periods in 2002 and/or 2008. Our uncertainty in such a scenario was whether or not the price of precious metals would be caught up in a broader asset liquidation as unfolded in 2008, or whether the increasingly aggressive policies coming from the Federal Reserve would result in precious metals diverging as they have during other historical cyclical downturns such as in the late 1970’s and again in 2002. We made the portfolio construction decision to focus long exposure in alignment with our macro outlook and in areas we believed to present excellent risk/reward for those conditions. In addition, we believed that an effective and efficient way to hedge our exposure was using non-precious metals related stock market positions – broader equity index exposure being a prominent example. As a result of our selected long exposure typically having a significantly higher volatility profile, we typically sized our hedges and short exposure on a volatility adjusted basis in order to implement our desired net portfolio exposure.

1

In order to achieve the desired volatility adjusted net portfolio exposure, we deployed a significant amount of short exposure via equity derivatives. Short equity index futures contracts and buying/owning equity put options were the most prominent derivative vehicles deployed in order to achieve the desired exposure. These instruments achieved the desired net portfolio exposure, but as a result of the leverage involved with the derivative contracts, they also increased gross portfolio exposure significantly. The confluence of markets responding differently to the macro environment than we had forecasted, combined with inter-market correlations shifting dramatically away from what we expected, resulted in the Fund’s portfolio suffering losses in its long holdings, as well as losses in the short exposure. The leverage inherent in the derivatives deployed amplified the losses in the short exposure.

As markets transition into calendar year 2013, the fundamental backdrop unfolded much as we anticipated. However, the response from markets was very different. Global stock markets either appreciated significantly, as was the case in the U.S. and much of Europe, or remained range bound, as in many major emerging markets. At the same time, precious metals mining stocks experienced a sharp and out sized decline relative to what remained a range bound period for gold and silver from mid-2011 up through April 2013. The result was valuations in the mining company stocks that reached extreme and rare levels relative to the price of the metals. Given our confidence in our macro outlook and the growing evidence which we believed confirmed our views, our expectation remained that the precious metals mining stocks would mean revert and bounce back sharply.

As part of our analytical process, we reduced exposure to the precious metals miners significantly in January 2013 when our process parameters were triggered. However, we maintained a significant, while reduced, exposure contingent upon our mean reversion expectation and the continued resilience in the price of gold and silver. Once we reduced the precious metals mining exposure in January 2013, we rotated some exposure into the stocks of some companied we believed to hold defensive characteristics which we expected to remain resilient in the macro environment we expected. Consumer staples, pharmaceuticals, and utility stocks were the areas we focused our analysis upon.

By early April, the price of gold and silver broke our process parameters and rather than mean reverting, the miners accelerated their decline in conjunction with the decline in gold and silver prices. We reduced the exposure to the miners to very modest levels, but significant damage had already taken place. For example, the AMEX Gold Bug Stock Index declined approximately 47% from its September 2012 peak to the low it made in early April 2013. Smaller and mid-sized miners, in which we held significant positions, declined even more. A proxy for that market segment, the Market Vectors Junior Gold Miners ETF (symbol GDXJ) declined approximately 56% over the period. During the same period, the S&P 500 Index appreciated approximately 8% and the Russell 2000 Small Cap Index appreciated approximately 10%.

This large performance disparity between our largest long holdings and the indexes in which we retained shorts and hedges was a primary driver of poor returns, and mentioned earlier in this commentary, amplified by the derivatives used. The composition of our long exposure began to transition in January 2013 with the significant reduction in precious metals related exposure again in April 2013, the process accelerated. We continued to focus analysis on the stocks of companies with businesses which we expected to be more defensive and stable. We also focused on stocks which had historically been less volatile during periods in which broader stock market declines occurred. This transition proved untimely,

2

as starting in May 2013, the performance of more defensive stocks like utilities underperformed the broader indexes dramatically. For example, during the May to June period of broader stock market weakness, the Dow Jones Utility stock index declined by almost 14% compared to the Russell 2000 Small Cap index declining approximately 5.5% .

Another significant contributor to the Fund’s poor performance was driven by process driven whipsawing. In effect, our analysis on multiple occasions over the year suggested that the probabilities of a cycle peak, or at least a significant market correction, had begun. This occurred off the September 2012 peak, the December 2012 retest of that peak, then subsequently the temporary market peaks in February, April, May and again in August 2013. As each temporary peak developed the Fund’s net exposure, on a volatility adjusted basis, was moved to being net short. Equity derivatives were used prominently during those periods in order to achieve that desired exposure and amplified subsequent losses. On each occasion, the temporary weakness concluded with extremely rapid and straight up moves in the broader equity markets. The result was steep losses in our hedging and short positions, while our long exposure either underperformed on the upside or actually declined on an absolute basis in the case of precious metals related exposure. As a consequence, the Fund experienced significant losses on both long and short exposure, which due to the volatility adjusted exposure resulted in even larger losses during those periods.

3

Investment Results – (Unaudited)

Total Returns*

(For the periods ended October 31, 2013)

		Average Annual
			Since Inception
	1 Year	3 Year	(December 30, 2009)
TEAM Asset Strategy Fund - Investor Class	-80.15%	-42.34%	-34.34%
FTSE All-World Index**	23.99%	10.85%	10.38%

Total annual operating expenses, as disclosed in the Fund’s prospectus dated February 28, 2013 were 2.08% of average daily net assets. Prior to the decision to liquidate the Fund and cease operations, the Adviser had contractually agreed to waive or limit its fees and to assume other expenses of the Fund until February 28, 2014, so that Total Annual Fund Operating Expenses do not exceed 1.95%. This agreement may not be terminated by the Adviser until after February 28, 2014. This operating expense limitation did not apply to (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with generally accepted accounting principles, (v) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (vi) dividend expense on short sales, and (vii) expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act. A significant decline in assets could result in higher expenses in the absence of the expense limitation agreement.

Total Returns*

(For the periods ended October 31, 2013)

		Average Annual
		Since Inception
	1 Year	(February 28, 2012)
TEAM Asset Strategy Fund - Institutional Class	-79.80%	-67.05%
FTSE All-World Index**	23.99%	14.84%

Total annual operating expenses, as disclosed in the Fund’s prospectus dated February 28, 2013 were 1.83% of average daily net assets. Prior to the decision to liquidate the Fund and cease operations, the Adviser had contractually agreed to waive or limit its fees and to assume other expenses of the Fund until February 28, 2014, so that Total Annual Fund Operating Expenses do not exceed 1.95%. This agreement may not be terminated by the Adviser until after February 28, 2014. This operating expense limitation did not apply to (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with generally accepted accounting principles, (v) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (vi) dividend expense on short sales, and (vii) expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act. A significant decline in assets could result in higher expenses in the absence of the expense limitation agreement.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-877-832-6952.

*	Total return figures reflect any change in price per share and assume the reinvestment of all distributions. The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower.
**	The FTSE All-World Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing. The Fund is distributed by Unified Financial Securities, Inc., Member FINRA.

4

This graph shows the value of a hypothetical initial investment of $10,000 made on December 30, 2009 for the Investor Class (commencement of Fund operations) and held through October 31, 2013. The chart above assumes an initial investment of $10,000 made on December 30, 2009 (commencement of Fund operations) and held through October 31, 2013. The FTSE All-World Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-877-832-6952. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

5

This graph shows the value of a hypothetical initial investment of $10,000 made on February 28, 2012 for the Institutional Class (commencement of Fund operations) and held through October 31, 2013. The chart above assumes an initial investment of $10,000 made on February 29, 2012 (commencement of Fund operations) and held through October 31, 2013. The FTSE All-World Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-877-832-6952. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

6

Fund Holdings – (Unaudited)

[1]	As a percentage of net assets.

The investment objective of the TEAM Asset Strategy Fund (the “Fund”) is to provide high total investment return, which will generally be achieved through a combination of appreciation in capital and income.

Availability of Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as short-term redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning and held for the entire period from May 1, 2013 through October 31, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

7

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the redemption fee imposed on short-term redemptions. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if the short-term redemption fee imposed by the Fund were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid
TEAM Asset Strategy Fund Investor	Value May 1, 2013	Value October 31, 2013	During the Period Ended October 31, 2013
Actual*	$1,000.00	$494.70	$19.52
Hypothetical**	$1,000.00	$999.09	$26.10

*	Expenses are equal to the Investor Class’s annualized expense ratio of 5.18% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year).
**	Assumes a 5% return before expenses

	Beginning Account	Ending Account	Expenses Paid
TEAM Asset Strategy Fund Institutional	Value May 1, 2013	Value October 31, 2013	During the Period Ended October 31, 2013
Actual*	$1,000.00	$503.60	$11.26
Hypothetical**	$1,000.00	$1,010.23	$15.05

*	Expenses are equal to the Institutional Class’s annualized expense ratio of 2.97% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year).
**	Assumes a 5% return before expenses.

8

TEAM Asset Strategy Fund

Schedule of Investments

October 31, 2013

	Shares	Fair Value
Common Stocks - Long - 57.78%
Oil, Gas & Coal - 14.75%
Encana Corp. (b)	25,000	$448,000
EXCO Resources, Inc. (b)	47,000	254,270

		702,270

Gold & Silver Ores - 25.41%
Agnico Eagle Mines Ltd. (b)	11,000	324,830
Eldorado Gold Corp.	40,000	270,000
Gold Resource Corp. (e)	42,000	217,980
Yamana Gold, Inc. (b)	40,000	397,200

		1,210,010

Metals & Mining - 17.62%
Newmont Mining Corp.	12,000	327,120
New Gold, Inc. (a)	40,000	234,000
Rubicon Minerals Corp. (a)	200,000	278,000

		839,120

TOTAL COMMON STOCKS - LONG (Cost $3,422,452)		2,751,400

Exchanged-Traded Funds - Long - 26.60%
iShares Gold Trust (a)(b)	20,000	257,000
Market Vectors Gold Miners ETF	9,000	225,990
Market Vectors Junior Gold Miners ETF (b)	7,000	263,200
ProShares UltraShort FTSE Europe Fund (a)	16,000	264,638
SPDR Gold Shares (a)	2,000	255,480

TOTAL EXCHANGE-TRADED FUNDS - LONG (Cost $1,531,590)		1,266,308

Money Market Securities - 19.25%
Fidelity Institutional Treasury Only Portfolio, 0.01% (c)(f)	6,081	6,081
Fidelity Institutional Treasury Only Portfolio, 0.01% (c)	910,572	910,572

TOTAL MONEY MARKET SECURITIES (Cost $916,653)		916,653

See accompanying notes which are an integral part of these financial statements.

9

TEAM Asset Strategy Fund

Schedule of Investments - continued

October 31, 2013

	Outstanding Contracts	Fair Value
Put Options Purchased - 1.44% (a)(d)
iShares Russell 2000 Index / November 2013 / Strike $102.00	500	6,000
iShares Russell 2000 Index / November 2013 / Strike $108.00	500	42,000
SPDR S&P 500 ETF Trust / November 2013 / Strike $172.00	400	20,400

TOTAL PUT OPTIONS PURCHASED (Cost $201,300)		68,400

TOTAL INVESTMENTS - LONG (Cost $6,071,995) - 105.07%		$5,002,761

TOTAL INVESTMENTS - SHORT (Proceeds $1,497,869) - (36.32)%		(1,729,250)

Cash & other assets in excess of liabilities - 31.25%		1,487,997

TOTAL NET ASSETS - 100.00%		$4,761,508

(a)	Non-income producing.
(b)	All or a portion of this security is held as collateral for securities sold short.
(c)	Variable rate security; the rate shown represents the 7 day yield at October 31, 2013.
(d)	Each option contract has a multiplier of 100 shares.
(e)	The security or a partial position of the security was on loan as of October 31, 2013. The total value of securities on loan as of October 31, 2013 was $5,709.
(f)	Purchased with cash collateral held from securities lending. This represents the value of collateral as of October 31, 2013.

See accompanying notes which are an integral part of these financial statements.

10

TEAM Asset Strategy Fund

Schedule of Securities Sold Short

October 31, 2013

	Shares	Fair Value
Common Stocks - Short - (12.04)%
Chemicals - (12.04)%
Dow Chemical Co./The	(5,000)	(197,350)
Sherwin-Williams Co./The	(2,000)	(376,000)

		(573,350)

TOTAL COMMON STOCKS - SHORT (Proceeds $504,379)		(573,350)

Exchanged-Traded Funds - Short - (24.28)%
Industrial Select Sector SPDR Fund	(17,000)	(826,540)
Market Vectors Semiconductor ETF	(8,000)	(329,360)

TOTAL EXCHANGE-TRADED FUNDS - SHORT (Proceeds $993,490)		(1,155,900)

TOTAL INVESTMENTS - SHORT - COMMON STOCKS & EXCHANGE TRADED FUNDS (Proceeds $1,497,869) - (36.32)%		$(1,729,250)

See accompanying notes which are an integral part of these financial statements.

11

TEAM Asset Strategy Fund

Statement of Assets and Liabilities

October 31, 2013

Assets
Investments in securities, at fair value (cost $6,071,995)	$5,002,761
Cash (a)(b)	1,368,458
Cash held at broker	90,458
Receivable for investments sold	54,404
Prepaid expenses	24,541
Receivable from Investment Adviser	12,322
Receivable for fund shares sold	3,000
Receivables for securities lending	95
Interest receivable	7

Total assets	6,556,046

Liabilities
Investments in securities sold short, at fair value (Proceeds $1,497,869)	1,729,250
Payable for fund shares redeemed	16,932
Payable to administrator, fund accountant, and transfer agent	11,658
Payable upon return of securities loaned	6,081
Payable to custodian	1,995
Dividend expense payable on short positions	1,840
12b-1 fees accrued, Investor Class	332
Other accrued expenses	26,450

Total liabilities	1,794,538

Net Assets	$4,761,508

Net Assets consist of:
Paid in capital	$51,833,572
Accumulated undistributed net investment income (loss)	(356,212)
Accumulated net realized gain (loss) from investment securities, securities sold short, options, futures and forward currency transactions	(45,415,237)
Net unrealized appreciation (depreciation) on:
Investment securities and securities sold short	(1,167,715)
Options	(132,900)

Net Assets	$4,761,508

Net Assets: Investor Class	$1,367,056

Shares outstanding (unlimited number of shares authorized)	973,339

Net Asset Value and offering price per share	$1.40

Redemption price per share (NAV * 99%) (c)	$1.39

Net Assets: Institutional Class	$3,394,452

Shares outstanding (unlimited number of shares authorized)	2,404,774

Net Asset Value and offering price per share	$1.41

Redemption price per share (NAV * 99%) (c)	$1.40

(a)	See Note 2 in the Notes to the Financial Statements.
(b)	A portion of cash is used as collateral for securities sold short.
(c)	The Fund charges a 1.00% redemption fee on shares redeemed within 30 days of purchase.

See accompanying notes which are an integral part of these financial statements.

12

TEAM Asset Strategy Fund

Statement of Operations

For the Fiscal Year Ended October 31, 2013

Investment Income
Dividend income (net of foreign withholding tax of $8,662)	$270,624
Income from securities loaned	98,293

Total Investment Income	368,917

Expenses
Investment Adviser fee	246,468
Administration expenses	47,743
Transfer agent expenses	46,662
Fund accounting expenses	47,401
Custodian expenses	26,491
Registration expenses	39,496
12b-1 fees, Investor Class	19,764
Legal expenses	18,943
Printing expenses	18,893
Auditing expenses	16,500
Trustee expenses	6,782
Insurance expense	5,054
CCO expenses	3,001
24f-2 expense	660
Pricing expenses	945
Miscellaneous expenses	2,315
Other expense - short sale & interest expense	109,656
Dividends on securities sold short	140,526

Total Expenses	797,300
Less: Fees waived by investment adviser	(142,722)

Net operating expenses	654,578

Net Investment Income (Loss)	(285,661)

Realized & Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment securities	(4,693,421)
Short securities	(1,939,666)
Options	(13,361,115)
Foreign currency transactions	(1,949,722)
Futures contracts	(7,509,453)
Change in unrealized appreciation (depreciation) on:
Investment securities	(2,442,511)
Short securities	(353,121)
Options	(917,286)
Foreign currency transactions	(1,289,176)
Futures contracts	66,996

Net realized and unrealized gain (loss) on investment securities	(34,388,475)

Net increase (decrease) in net assets resulting from operations	$(34,674,136)

See accompanying notes which are an integral part of these financial statements.

13

TEAM Asset Strategy Fund

Statements of Changes In Net Assets

	For the	For the
	Year Ended	Year Ended
	October 31, 2013	October 31, 2012
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$(285,661)	$13,586
Net realized gain (loss) on investment securities, securities sold short, options, futures and foreign currency transactions	(29,453,377)	(14,703,562)
Change in unrealized appreciation (depreciation) on investment securities, securities sold short, options, futures and foreign currency transactions	(4,935,098)	(1,915,618)

Net increase (decrease) in net assets resulting from operations	(34,674,136)	(16,605,594)

Distributions
From net investment income	(3,088,773)	(3,645,856)
From net realized gains	—	(7,600,904)

Total distributions	(3,088,773)	(11,246,760)

Capital Share Transactions - Investor Class
Proceeds from shares sold	2,417,395	34,719,994
Reinvestment of distributions	941,125	11,230,739
Amount paid for shares redeemed	(19,104,710)	(57,473,322)
Proceeds from redemption fees collected (a)	4,482	3,783

Net increase (decrease) in net assets resulting from Investor Class capital share transactions	(15,741,708)	(11,518,806)

Capital Share Transactions - Institutional Class
Proceeds from shares sold	732,559	32,606,506
Reinvestment of distributions	2,147,648	—
Amount paid for shares redeemed	(4,858,633)	(2,237,243)
Proceeds from redemption fees collected (a)	47	30

Net increase (decrease) in net assets resulting from Institutional Class capital share transactions	(1,978,379)	30,369,293

Total Increase (Decrease) in Net Assets	(55,482,996)	(9,001,867)

Net Assets
Beginning of year	60,244,504	69,246,371

End of year	$4,761,508	$60,244,504

Undistributed net investment income (loss) included in net assets at end of year	$(356,212)	$1,355,250

Share Transactions - Investor Class
Shares sold	570,121	3,840,041
Shares issued in reinvestment of distributions	177,571	1,298,351
Shares redeemed	(3,952,524)	(6,340,490)

Net increase (decrease) in Investor Class shares outstanding	(3,204,832)	(1,202,098)

Share Transactions - Institutional Class
Shares sold	187,677	3,843,662
Shares issued in reinvestment of distributions	408,298	—
Shares redeemed	(1,766,016)	(268,847)

Net increase (decrease) in Institutional Class shares outstanding	(1,170,041)	3,574,815

(a)	The Fund charges a 1.00% redemption fee on shares redeemed within 30 calendar days of purchase.

See accompanying notes which are an integral part of these financial statements.

14

TEAM Asset Strategy Fund - Investor Class

Financial Highlights

(For a share outstanding during each period)

	For the		For the		For the	For the
	Year Ended		Year Ended		Year Ended	Period Ended
	October 31, 2013		October 31, 2012		October 31, 2011	October 31, 2010 (a)
Selected Per Share Data:
Net asset value, beginning of period	$7.77		$12.87		$10.38	$10.00

Income from investment operations:
Net investment income (loss)	(0.07	) (b)	0.04		(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	(5.75)		(2.64)		2.50	0.39

Total from investment operations	(5.82)		(2.60)		2.49	0.38

Less Distributions to shareholders:
From net investment income	(0.55)		(0.81)		—	—
From net realized gains	—		(1.69)		—	—

Total distributions	(0.55)		(2.50)		—	—

Paid in capital from redemption fees (f)	—		—		—	—

Net asset value, end of period	$1.40		$7.77		$12.87	$10.38

Total Return (c)	(80.15)%		(22.21)%		23.99%	3.80	% (d)
Ratios and Supplemental Data:
Net assets, end of period (000)	$1,367		$32,455		$69,246	$43,327
Ratio of expenses to average net assets	3.28	% (h)	1.98	% (g)	1.74%	1.93	% (e)
Ratio of expenses to average net assets before waiver	3.80	% (h)	1.98	% (g)	1.74%	1.93	% (e)
Ratio of net investment income (loss) to average net assets	(1.50)%		0.12%		(0.08)%	(0.09	)% (e)
Portfolio turnover rate	342.08%		439.34%		490.64%	313.40%

(a)	For the period December 30, 2009 (Commencement of Operations) to October 31, 2010.
(b)	Calculated using the average shares method.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends, if any.
(d)	Not annualized.
(e)	Annualized.
(f)	Redemption fees resulted in less than $0.005 per share.
(g)	Includes dividend and interest expense of 0.05% for the year ended October 31, 2012.
(h)	Includes dividend and interest expense of 1.08% for the year ended October 31, 2013.

See accompanying notes which are an integral part of these financial statements.

15

TEAM Asset Strategy Fund - Institutional Class

Financial Highlights

(For a share outstanding during each period)

	For the		For the
	Year Ended		Period Ended
	October 31, 2013		October 31, 2012 (a)
Selected Per Share Data:
Net asset value, beginning of period	$7.77		$10.11

Income from investment operations:
Net investment income (loss)	(0.05	) (b)	(0.03	) (b)
Net realized and unrealized gain (loss) on investments	(5.71)		(2.31)

Total from investment operations	(5.76)		(2.34)

Less Distributions to shareholders:
From net investment income	(0.60)		—

Paid in capital from redemption fees (c)	—		—

Net asset value, end of period	$1.41		$7.77

Total Return (d)	(79.80)%		(23.15	)% (e)
Ratios and Supplemental Data:
Net assets, end of period (000)	$3,394		$27,790
Ratio of expenses to average net assets	3.34	% (h)	1.80	% (f)(g)
Ratio of expenses to average net assets before waiver	4.20	% (h)	1.80	% (f)(g)
Ratio of net investment income (loss) to average net assets	(1.41)%		(0.58	)% (f)
Portfolio turnover rate	342.08%		439.34%

(a)	For the period February 28, 2012 (Commencement of Operations) to October 31, 2012.
(b)	Calculated using the average shares method.
(c)	Redemption fees resulted in less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends, if any.
(e)	Not annualized.
(f)	Annualized.
(g)	Includes dividend and interest expense of 0.25% for the period ended October 31, 2012.
(h)	Includes dividend and interest expense of 1.39% for the year ended October 31, 2013.

See accompanying notes which are an integral part of these financial statements.

16

TEAM Asset Strategy Fund

Notes to the Financial Statements

October 31, 2013

NOTE 1. ORGANIZATION

The TEAM Asset Strategy Fund (the “Fund”) is an open-end, non-diversified series of the Valued Advisers Trust (the “Trust”). The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Board of Trustees (the “Board”). The Fund’s investment adviser is TEAM Financial Asset Management, LLC (the “Adviser”). The investment objective of the Fund is to provide high total investment return, which will generally be achieved through a combination of appreciation in capital and income. The Fund was closed and liquidated as a series of the Trust effective as of the close of business on November 25, 2013.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Futures Contracts – The Fund may enter into futures contracts and may short futures contracts to hedge various investments for risk management, obtain market exposure, and for speculative purposes. The Fund may also use futures for leverage and to manage cash. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. Secondary margin limits are required to be maintained while futures are held, as defined by each contract. Cash held at the broker as of October 31, 2013, is held for collateral for futures transactions.

During the period a futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the fair value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from the closing transaction and the Fund’s cost of entering into a contract. The use of futures contracts involves the risk of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. See Note 4 for information on futures contract activity during the fiscal year ended October 31, 2013.

Inverse and Leveraged ETFs – The Fund may invest in inverse and leveraged exchange traded funds (“ETFs”). These ETFs are subject to additional risks not generally associated with traditional ETFs. To the extent that the Fund invests in inverse ETFs, the value of the Fund’s investment will decrease when the index underlying the ETFs benchmark rises. Because inverse and leveraged ETFs typically seek to obtain their objective on a daily basis, holding inverse ETFs for longer than a day may produce unexpected results particularly when the benchmark index experiences large ups and downs. The net asset value and market price of leveraged or inverse ETFs is usually more volatile than the value of the tracked index or of other ETFs that do not use leverage.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The

Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended October 31, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. federal tax authorities for all tax years since inception.

17

TEAM Asset Strategy Fund

Notes to the Financial Statements - continued

October 31, 2013

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Trustees).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The first in, first out method is used for determining gains or losses for financial statement and income tax purposes. Dividend income and expense is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income, net realized long-term capital gains and its net realized short-term capital gains, if any, to its shareholders on at least an annual basis. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

For the year ended October 31, 2013, the Fund made the following reclassifications to increase/ (decrease) the components of net assets:

	Accumulated Undistributed Net	Accumulated Net Realized Gain
Paid in Capital	Investment Income	(Loss) on Investments
$(3,769,069)	$1,662,972	$2,106,097

Security loans – Under the terms of the securities lending agreement with Huntington National Bank, the Fund may make loans of its portfolio securities (in an amount up to 33 1/3% of Fund assets) to parties such as broker-dealers, banks, or institutional investors. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied, should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser. Furthermore, loans will only be made if, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk. In accordance with current positions of the staff of the U.S. Securities and Exchange Commission that a Fund may engage in loan transactions only under the following conditions: (1) a Fund must receive 100% collateral in the form of cash, cash equivalents (e.g., U.S. Treasury bills or notes) or other high grade liquid debt instruments from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable fees in connection with the loan; and (6) the Fund must be able to vote proxies on the securities loaned as deemed appropriate by the Adviser, either by terminating the loan or by entering into an alternative arrangement with the borrower. Cash received through loan transactions may be invested in any security in which a Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation). The margin of collateral to market value of loaned securities shall be at least 102%. If the collateral falls below 102%, the borrower will provide additional collateral to bring the collateralization to 102% on the next business day. As of October 31, 2013, the Fund loaned securities having a fair value of $5,709 and received $6,081 of cash collateral for the loan from its counterparty, Morgan Stanley. This cash was invested in a money market mutual fund. The average fair value of loaned securities during the fiscal year ended October 31, 2013 was $1,587,985.

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Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency transactions.

Forward Currency Exchange Contracts – The Fund may engage in foreign currency exchange transactions. The value of the Fund’s portfolio securities that are invested in non-U.S. dollar denominated instruments as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund will not, however, hold foreign currency except in connection with the purchase and sale of foreign portfolio securities. The Fund has engaged in foreign currency exchange transactions for the purpose of capitalizing on the movements of foreign currency value versus the U.S. dollar. See Note 4 for additional disclosures.

Purchasing Put Options – The Fund may purchase put options. As the holder of a put option, the Fund has the right to sell the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may also purchase put options at a time when it does not own the underlying security. By purchasing put options on a security it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction. See Note 4 for additional disclosures.

Purchasing Call Options – The Fund may purchase call options. As the holder of a call option, the Fund has the right to purchase the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may also purchase call options on relevant stock indexes. Call options may also be purchased by the Fund for the purpose of acquiring the underlying securities for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities in this manner may be less than the cost of acquiring the securities directly. This technique may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. See Note 4 for additional disclosures.

Writing Covered Call Options – The Fund may write covered call options on equity securities or futures contracts that the Fund is eligible to purchase to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security or futures contract at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is “covered” if the Fund owns the underlying security subject to the call option at all times during the option period. When the Fund writes a covered call option, it maintains a segregated account with its custodian or as otherwise required by the rules of the exchange the underlying security, cash or liquid portfolio securities in an amount not less than the exercise price at all times while the option is outstanding. The writing of covered call options is considered to be a conservative investment technique. The Fund will receive a premium from writing a call option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will

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reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. See Note 4 for additional disclosures.

Writing Covered Put Options – The Fund may write covered put options on equity securities and futures contracts that the Fund is eligible to purchase to earn premium income or to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When the Fund writes a covered put option, it maintains in a segregated account with its custodian cash or liquid portfolio securities in an amount not less than the exercise price at all times while the put option is outstanding. The Fund will receive a premium from writing a put option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case the Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised, resulting in a potential capital loss unless the security subsequently appreciates in value. See Note 4 for additional disclosures.

The following is a summary of the Fund’s written option activity for the fiscal year ended October 31, 2013:

	Number of Contracts	Premiums
Outstanding at 10/31/2012	—	$—
Options written	9,030	1,302,256
Options exercised	(271)	(118,469)
Options expired	(1,000)	(17,352)
Options closed	(7,759)	(1,166,435)

Outstanding at 10/31/2013	—	$—

Short Sales – The Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. The Fund may engage in short sales with respect to various types of securities, including Common Stocks, Futures, and Exchange Traded Funds (ETFs). A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. The Fund may engage in short sales with respect to securities it owns, as well as securities that it does not own. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. The Fund must segregate assets determined to be liquid in accordance with procedures established by the Board, or otherwise cover its position in a permissible manner. The Fund will be required to pledge its liquid assets to the broker in order to secure its performance on short sales. As a result, the assets pledged may not be available to meet the Fund’s needs for immediate cash or other liquidity. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. Dividend expenses on securities sold short and borrowing costs are not covered under the Adviser’s expense limitation agreement with the Fund and, therefore, these expenses will be borne by the shareholders of the Fund. The amount of restricted cash held at the broker and custodian as collateral for securities sold short was $1,368,458 as of October 31, 2013.

New Accounting Pronouncement – In December 2011, Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). ASU 2011-11 relates to disclosures about offsetting assets and liabilities. In January 2013, the Financial Accounting Standards Board issued Accounting Standards Update No. 2013-01, Clarifying the Scope of

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October 31, 2013

Disclosures about Offsetting Assets and Liabilities (“ASU 2013-01”). This update gives additional clarifications to ASU 2011-11. The amendments in ASU 2013-01 require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. ASU 2013-01 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2013-01 and its impact on the financial statements. However, management believes the adoption of these ASUs will not have a material impact on the financial statements.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, exchange traded funds and exchange traded notes, are generally valued by using market quotations furnished by a pricing service. Securities that are traded on any stock exchange are generally valued at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security is classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security is classified as a Level 2 security.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities are categorized as Level 1 securities.

Fixed income securities that are valued using market quotations in an active market are categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Fund believes such prices more accurately reflect the fair value of such securities. A pricing service uses various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. The

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October 31, 2013

broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the fixed income securities are categorized as Level 2 securities.

Short-term investments in fixed income securities (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued using the amortized cost method of valuation, which the Board has determined represents fair value. These securities will be classified as Level 2 securities.

If the Fund decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Fund, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Derivative instruments the Fund invests in, such as forward currency exchange contracts, are valued by a pricing service at the interpolated rates based on the prevailing banking rates and are generally categorized as Level 2 securities.

Call and put options that the Fund invests and writes in are generally traded on an exchange. The options in which the Funds invest are generally valued at the last trade price as provided by a pricing service. If the last sale price is not available, the options will be valued at the mean of the last bid and ask prices. The options will generally be categorized as Level 1 securities.

Futures contracts that the Funds invest in are valued at the settlement price established each day by the board of trade or exchange on which they are traded and when the market is considered active will generally be categorized as Level 1 securities.

In accordance with the Trust’s good faith pricing guidelines, the Fund is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Fund would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Fund’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Fund is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available. Any fair value pricing done outside the Fund’s approved pricing methods must be approved by the Pricing Committee of the Board.

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October 31, 2013

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2013

	Valuation Inputs
	Level 1 - Quoted	Level 2 - Other	Level 3 - Significant
	Prices in Active	Significant	Unobservable
	Markets	Observable Inputs	Inputs	Total
Assets
Common Stocks - Long*	$2,751,400	$—	$—	$2,751,400
Exchange-Traded Funds - Long	1,266,308	—	—	1,266,308
Money Market Securities	916,653	—	—	916,653
Put Options Purchased	68,400	—	—	68,400
Total	$5,002,761	$—	$—	$5,002,761

*	Refer to the Schedule of Investments for industry classifications.

	Valuation Inputs
	Level 1 - Quoted	Level 2 - Other	Level 3 - Significant
	Prices in Active Markets	Significant Observable Inputs	Unobservable Inputs	Total
Liabilities
Common Stocks - Short*	$(573,350)	$—	$—	$(573,350)
Exchange-Traded Funds - Short	(1,155,900)	—	—	(1,155,900)
Total	$(1,729,250)	$—	$—	$(1,729,250)

*	Refer to the Schedule of Securities Sold Short for industry classifications.

The Fund did not hold any assets at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. During the year ended October 31, 2013 the Fund had no transfers between Levels at anytime during the reporting period. The Trust recognizes significant transfers between fair value hierarchy levels at the end of the reporting period.

NOTE 4. DERIVATIVE TRANSACTIONS

Put options purchased are represented on the Statement of Assets and Liabilities under investments in securities at value and on the Statement of Operations under net realized gain (loss) on investment securities and change in unrealized appreciation (depreciation) on options, forward currency transactions, and futures contracts, respectively.

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Please see the chart below for information regarding call and put options purchased and long and short forward currency exchange contracts for the Fund.

At October 31, 2013:

	Location of Derivatives on Statement of Assets &
Derivatives	Liabilities
Put Options Purchased	Investment in securities, at fair value	$68,400

For the fiscal year ended October 31, 2013 :

				Contracts		Realized Gain	Change in Unrealized Appreciation
	Location of Gain (Loss) on Derivatives on	Contracts		Closed/		(Loss) on	(Depreciation)
Derivatives	Statement of Operations	Opened		Expired		Derivatives	on Derivatives
Equity Risk:
Call Options Purchased	Net realized and unrealized gain (loss) on options	36,850		36,850		$(1,063,458)	$—
Equity Risk:
Put Options Purchased	Net realized and unrealized gain (loss) on options	267,300		306,500		(11,842,975)	(835,932)
Equity Risk:
Written Covered Call Options	Net realized and unrealized gain (loss) on options	3,380		3,380		(187,352)	—
Equity Risk:
Written Covered Put Options	Net realized and unrealized gain (loss) on options	5,650		5,650		59,468	—
Foreign Exchange Risk
Foreign Currency Call Options Purchased	Net realized and unrealized gain (loss) on options	560	*	1320	*	(627,398)	(81,354)
Foreign Exchange Risk
Foreign Currency Put Options Purchased	Net realized and unrealized gain (loss) on options	550	*	550	*	(150,840)	—
Foreign Exchange Risk
Foreign Currency Call Options Written	Net realized and unrealized gain (loss) on options	460	*	460	*	415,160	—
Foreign Exchange Risk
Foreign Currency Put Options Written	Net realized and unrealized gain (loss) on options	50	*	50	*	36,280	—
Equity Risk:
Long Future Contracts	Net realized and unrealized gain (loss) on futures	450		450		(100,102)	—
Equity Risk:
Short Future Contracts	Net realized and unrealized gain (loss) on futures	20,488		20,958		(7,409,351)	66,996
Foreign Exchange Risk:	Net realized and unrealized gain (loss) on
Long Forward Currency Exchange Contracts	Foreign Currency Transactions	190		204		(6,378,930)	(1,055,615)
Foreign Exchange Risk:	Net realized and unrealized gain (loss) on
Short Forward Currency Exchange Contracts	Foreign Currency Transactions	209		212		4,043,037	(233,561)
Foreign Exchange Risk:	Net realized and unrealized gain (loss) on
Long Spot Forward Currency Exchange Contracts	Foreign Currency Transactions	11		11		566,917	—
Foreign Exchange Risk:	Net realized and unrealized gain (loss) on
Short Spot Forward Currency Exchange Contracts	Foreign Currency Transactions	8		8		(180,746)	—

*	Represents $100,000 notional value per contract.

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement (the “Agreement”), the Adviser manages the Fund’s investments subject to the approval of the Board. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of the average daily net assets of the Fund. For the fiscal year ended October 31, 2013, before the waivers disclosed below, the Adviser earned a fee of $246,468 from the Fund.

The Adviser has contractually agreed to waive or limit its fees and to assume other expenses of the Fund until February 28, 2014, so that Total Annual Fund Operating Expenses do not exceed 1.95% . This agreement may not be terminated by the Adviser until after February 28, 2014. This operating expense limitation does not apply to (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with generally accepted accounting principles, (v) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (vi) dividend expense on short sales, and (vii) expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act. For the fiscal year ended October 31, 2013, the Adviser waived fees of $142,722. At October 31, 2013, the Fund was owed $12,322 by the Adviser.

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October 31, 2013

The Adviser may be entitled to the reimbursement of any fees waived or expenses reimbursed pursuant to the agreement, provided overall expenses fall below the limitations set forth above. The Adviser may recoup the sum of all fees previously waived or expenses reimbursed during any of the previous three years, less any reimbursement previously paid, provided total expenses do not exceed the limitation set forth above. Fees waived during the fiscal year ended October 31, 2013 totaling $142,722 may be subject to potential recoupment by the Adviser through October 31, 2016.

The Trust retains Huntington Asset Services, Inc. (“HASI”) to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended October 31, 2013, HASI earned fees of $47,743 for administrative services provided to the Fund. At October 31, 2013, HASI was owed $3,750 from the Fund for administrative services. Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of Unified Financial Securities, Inc. (the “Distributor”) and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). For the fiscal year ended October 31, 2013, the Custodian earned fees of $26,491 for custody services provided to the Fund. At October 31, 2013, the Custodian was owed $1,995 from the Fund for custody services.

The Trust also retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended October 31, 2013, HASI earned fees of $46,662 for transfer agent services expenses incurred in providing transfer agent services to the Fund. At October 31, 2013, the Fund owed HASI $3,991 for transfer agent services. For the fiscal year ended October 31, 2013, HASI earned fees of $47,401 from the Fund for fund accounting services. At October 31, 2013, HASI was owed $3,917 from the Fund for fund accounting services.

The Fund has adopted a Distribution Plan (the “Plan”) for its Investor Class shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay the Adviser and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of up to 0.25% of the average daily net assets of the Investor Class shares in connection with the promotion and distribution of Investor Class shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current shareholders of the Fund, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Adviser may pay all or a portion of these fees to any recipient who renders assistance in distributing or promoting the sale of Investor Class shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. For the fiscal year ended October 31, 2013, the 12b-1 expense incurred by the Investor Class was $19,764. The Fund owed TEAM Financial Asset Management, LLC $332 for 12b-1 fees as of October 31, 2013.

NOTE 6. PURCHASES AND SALES OF INVESTMENTS

For the fiscal year ended October 31, 2013, purchases and sales of investment securities, other than short-term investments, short securities and short-term U.S. government obligations, were as follows:

Purchases
U.S. Government Obligations	$—
Other	49,834,639
Sales
U.S. Government Obligations	$—
Other	76,304,887

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October 31, 2013

At October 31, 2013, the net unrealized appreciation (depreciation) of investments in securities and securities sold short for tax purposes, excluding options, was as follows:

Gross Appreciation	$32,466
Gross (Depreciation)	(1,243,874)

Net Appreciation (Depreciation) on Investments	$(1,211,408)

At October 31, 2013, the aggregate cost of securities and proceeds for securities sold short for federal income tax purposes was $5,914,388 and $(1,497,869) respectively.

NOTE 7. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940. At October 31, 2013, Charles Schwab & Co., owned as record shareholder, 27.06% of the outstanding shares the Investor Class and 99.23% of the outstanding shares of the Institutional Class. The Trust does not know whether Charles Schwab & Co., or any of the underlying beneficial owners owned or controlled 25% or more of the voting securities of the Fund or any class thereof.

NOTE 9. FEDERAL TAX INFORMATION

The tax characterization of distributions for the years ended October 31, 2013 and 2012 was as follows:

Distributions paid from	2013	2012
Ordinary income*	$3,088,607	$9,436,408
Long-term capital gains	—	1,810,352

Total Taxable Distributions	3,088,607	11,246,760
Return of Capital	166	—

Total distributions	$3,088,773	$11,246,760

*	Short-term capital gain distributions are treated as ordinary income for tax purposes.

At October 31, 2013, for federal income tax purposes, the Fund had capital loss carryforwards, in the following amounts:

No expiration – short term	No expiration –long term	Total
$31,758,417	$13,746,027	$45,504,444

Under current tax law, net investment losses and capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund deferred losses as follows:

Late Year
Ordinary Loss
TEAM Asset Strategy Fund	$356,212

26

TEAM Asset Strategy Fund

Notes to the Financial Statements - continued

October 31, 2013

At October 31, 2013, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Accumulated capital and other losses	$(45,860,656)
Unrealized appreciation/(depreciation)	(1,211,408)

$(47,072,064)

At October 31, 2013, the difference between book and tax basis unrealized appreciation (depreciation) is attributable to the tax treatment of options and the deferral of wash sale losses.

NOTE 10. COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and trustees for certain liabilities that may arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE 11. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based upon this evaluation, and at a Board meeting held December 9-11, 2013, Bryan W. Ashmus was appointed to serve as Principal Financial Officer and Treasurer. This information is reflected in the “Trustees and Officers” table.

On November 8, 2013, the Board of Trustees of the Trust, approved a plan to liquidate the Fund due to the adviser’s business decision that it no longer is economically viable to continue managing the Fund because of a decline in assets due to continued poor performance and significant redemptions. The Fund was closed and liquidated as a series of the Trust effective as of the close of business on November 25, 2013.

27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

TEAM Asset Strategy Fund

(Valued Advisers Trust)

We have audited the accompanying statement of assets and liabilities, of TEAM Asset Strategy Fund (the “Fund”), a series of the Valued Advisers Trust, including the schedules of investments and securities sold short, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two periods in the period then ended, and the financial highlights for each of the three periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended October 31, 2010, were audited by other auditors whose report dated December 20, 2010 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TEAM Asset Strategy Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two periods in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 11 to the financial statements, on November 8, 2013, the Board of Directors approved a plan to liquidate the Fund. The liquidation was effective on November 25, 2013.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

December 30, 2013

COHEN FUND AUDIT SERVICES, LTD. | CLEVELAND | COLUMBUS | MILWAUKEE | 216.649.1700	cohenfund.com

Registered with the Public Company Accounting Oversight Board.

TRUSTEES AND OFFICERS (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

The following table provides information regarding each of the Independent Trustees.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Dr. Merwyn R. Vanderlind, 77, Independent Trustee, August 2008 to present.	Retired; Consultant to Battelle Memorial Institute (International Science and Technology Research Enterprise) on business investments from 2001 to 2003; Formerly employed with Battelle Memorial Institute from 1966 to 2003 in various positions, including the Executive Vice President of Battelle Institute from 1991 to 2001, General Manager from 1985 to 1991, Director of the Battelle Industrial Technology Center (Geneva, Switzerland) from 1983 to 1985, and Practicing Researcher from 1966 to 1983.

Ira Cohen, 54 Independent Trustee, June 2010 to present.	Independent financial services consultant (Feb. 2005 – present).

*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust consists of 16 series.

The following table provides information regarding the Trustee who is considered an “interested person” of the Trust, as that term is defined under the 1940 Act. Based on the experience of the Trustee, the Trust concluded that the individual described below should serve as a Trustee.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
R. Jeffrey Young, 48, Trustee and Chairman, June 2010 to present.	Principal Executive Officer and President, Valued Advisers Trust since February 2010; Senior Vice President, Huntington Asset Services, Inc. since January 2010; Chief Executive Officer, Huntington Funds since February 2010; Chief Executive Officer, The Huntington Strategy Shares since November 2010; President and Chief Executive Officer, Dreman Contrarian Funds March 2011 to February 2013; Trustee, Valued Advisers Trust, August 2008 to January 2010; Managing Director and Chief Operating Officer of Professional Planning Consultants 2007 to 2010.

*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust consists of 16 series.

The following table provides information regarding the Officers of the Trust:

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
R. Jeffrey Young, 48, Principal Executive Officer and President, February 2010 to present.	Trustee, Valued Advisers Trust since June 2010; Senior Vice President, Huntington Asset Services, Inc. since January 2010; Chief Executive Officer, Huntington Funds since February 2010; President and Chief Executive Officer, Dreman Contrarian Funds since March 2011; Trustee, Valued Advisers Trust, August 2008 to January 2010; Managing Director and Chief Operating Officer of Professional Planning Consultants 2007 to 2010.

John C. Swhear, 52, Chief Compliance Officer, AML Officer and Vice President, August 2008 to present.	Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Senior Vice President of the Unified Series Trust since May 2007; Secretary of Huntington Funds since April 2010; President and Chief Executive Officer of Dreman Contrarian Funds from March 2010 to March 2011, and Vice President and Acting Chief Executive Officer, 2007 to March 2010.

Carol J. Highsmith, 48, Vice President, August 2008 to present.	Employed in various positions with Huntington Asset Services, Inc., the Trust’s administrator, since November of 1994; currently Vice President of Legal Administration.

Matthew J. Miller, 36, Vice President, December 2011 to present.	Employed in various positions with Huntington Asset Services, Inc., the Trust’s administrator, since July of 1998; currently Vice President of Relationship Management; Vice President of Huntington Funds since February 2010.

Bryan W. Ashmus, 40 Principal Financial Officer and Treasurer, December 2013 to present	Vice President, Financial Administration, HASI (September 2013 to present); Chief Financial Officer and Treasurer, The Huntington Strategy Shares and The Huntington Funds Trust (November 2013 to present); Vice President, Treasurer Services, Citi Fund Services Ohio, Inc., (May 2005 to September 2013).

Heather Bonds, 37, Secretary, October 2012 to present.	Employed in various positions with Huntington Asset Services, Inc., the Trust’s administrator, since January of 2004; currently Certified Paralegal and Section Manager 2.

*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust consists of 16 series.

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (877) 832-6952 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Funds at (877) 832-6952 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

R. Jeffrey Young, Chairman

Dr. Merwyn R. Vanderlind

Ira Cohen

OFFICERS

R. Jeffrey Young, Principal Executive Officer and President

John C. Swhear, Chief Compliance Officer, AML Officer and Vice-President

Carol J. Highsmith, Vice President

Matthew J. Miller, Vice President

Bryan W. Ashmus, Principal Financial Officer and Treasurer

Heather Bonds, Secretary

INVESTMENT ADVISOR

TEAM Financial Asset Management, LLC

800 Corporate Circle, Suite 106

Harrisburg, PA 17110

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

The Law Offices of John H. Lively & Associates, Inc.,

A member firm of The 1940 Act Law GroupTM

11300 Tomahawk Creek Pkwy, Suite 310

Leawood, KS 66211

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

Annual Report

October 31, 2013

1-855-280-9648

www.danafunds.com

Dear Fellow Shareholder:

The past 12 months have been a busy time for the Dana Large Cap Equity Fund (the “Fund”). During this period, the Fund’s Class A shares (without load) provided investors with nearly a 26% return while at the same time reducing the Fund’s expense ratio. In addition to these positive events, an Institutional share class was added to the Fund line up in order to more directly meet the needs of larger investors. These exciting changes were undertaken to better serve you, the investor, and to grow the Fund for the benefit of all shareholders. We sincerely appreciate your continued support and value the trust that you have shown in allowing us the privilege to manage your assets. We welcome your comments and questions and you may reach us via email at DanaFunds@danainvestment.com.

Market Recap:

Global equities have realized very impressive returns over the past year, evidenced by the MSCI ACWI1 (All Country World Index) return of 24% from October 2012 to October 2013. Japan and the United States led the way higher while Emerging Markets have generally lagged. In the United States, the S&P 500 Index® (S&P 500)2 returned 27% in the last year. While S&P 500 earnings per share appear to have risen by 5% over the past four quarters, corporate news flow has generally been mixed with timid growth projections. The lukewarm environment has kept market volatility at multi-year lows throughout 2013 and central banks have added fuel to a liquidity fire by purchasing $7.5 trillion of financial assets over the past four years. The mix of moderate earnings growth, lack of volatility and low interest rates resulted in an 11% increase in the multiple that equity investors are willing to pay for every dollar of S&P earnings. Earnings multiple expansion, driven by central bank liquidity measures, has been the primary driver of equity market returns.

After a strong run for equities, some investors are now questioning where the positive catalysts, and corresponding risks, for equities now lie. The risks are fairly well known and publicized: Fed tapering will slow the liquidity spigot, the global economy is experiencing moderate growth, investors are too optimistic (contrarian signal) and U.S. stocks appear fairly valued. Since central bank bond buying has had such a positive impact on risk taking, it’s fair to assume this variable will remain an important driver of equity returns in the near term.

Positive catalysts are less widely espoused. Analysts expect S&P 500 earnings to reach $120 per share by the end of 2014, representing 13% year-over-year growth. While forward earnings estimates have a tendency to move lower, the trajectory of market EPS remains positive. Also, Fed action (or inaction) could prove surprising over the next year. Nearly all investment banks expected the Federal Reserve to taper bond buying in September 2013, but the Fed surprised the markets by not pulling back. If the U.S. economy continues to exhibit sub-par growth and high unemployment, there may be pressure on the Fed to continue down its current path of bond buying. Whether or not this is a healthy practice is up for debate, but it has undoubtedly increased investors’ appetite for risk assets (equities). Finally, equity market multiples could continue to creep higher. The earnings yield (inverse price-to-earnings ratio) on the S&P 500 is hardly expensive when compared to a 10-year treasury bond. Equities remain attractively priced versus alternatives.

[1]	The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 44 country indices comprising 23 developed and 21 emerging market country indices.
[2]	The S&P 500 Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The Index return assumes reinvestment of all distributions and does not reflect the deduction of taxes and fees. Individuals cannot invest directly in the Index, however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

1

“Risks” that the media put front and center often prove to be diversions. Where were the significant market drawdowns triggered by the U.S fiscal cliff, sequestration, the end of the Euro or a Chinese hard landing? They never materialized, as equity markets continued to rally during those trying times. In the end, the equity markets are driven by earnings, dividends, investor’s willingness to take risk and liquidity. Dividends are the only variable in this equation that can be somewhat predictable. Dana’s process of sector neutrality, and being fully invested, has helped manage volatility within our portfolios and helps reduce the probability of being distracted by potential risks that do not materialize. Investors can rest assured that Dana’s Portfolio Managers are focused on adding value through stock selection, a process that has led to outperformance in the past.

Performance:

During the twelve-month period ended October 31, 2013, the Fund’s Class N shares returned 26.35%, while the S&P 500 Index returned 27.18% over the same period.

Major performance contributors during the period are as follows (in descending order beginning with the top performing stock): 1) Delta Air Lines, Inc. 2.30% — an international airline, 2) Seagate Technology PLC 1.57% — an electronic data storage manufacturer, 3) Alliance Data Systems Corp. 1.92% — a private label credit card and marketing solutions firm, 4) The Kroger Co. 1.94% — a traditional U.S. grocery retailer and 5) CBS Corp. 1.84% — a mass media and entertainment company.

Notable performance detractors included the following: 1) American Capital Agency Corp. 0.00% — a mortgage REIT, 2) Herbalife LTD 0.00% — a nutrition company, 3) Ensco PLC 0.00% — an offshore energy driller, 4) Apple Inc., 1.72% — a consumer electronics manufacturer and 5) The Gap, Inc. 0.00% — an apparel retailer.

We identified several new investment opportunities throughout the period, including Delta Air Lines, Inc., an international airline, Johnson Controls Inc., a global technology and industrial leader, and Hanesbrands, Inc., an apparel manufacturer that we believe will benefit the portfolio positioning going forward. These purchases were funded in part by selling our positions in Footlocker, Inc., Home Depot, Inc. and Snap-On, Inc.

The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. You may obtain a current copy of the Fund’s prospectus by calling 1-855-280-9648.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-280-9648.

Distributed by Unified Financial Securities, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208. (Member FINRA)

2

Dana Large Cap Equity Fund Average Annual Total Returns* (unaudited) As of October 31, 2013
	Class A with Load	Class A without Load	Class N	Institutional Class	S&P 500 Index[1]
One Year	19.41%	25.67%	26.35%	N/A	27.18%
Three Year	12.98%	14.92%	15.10%	N/A	16.56%
Since Inception (3/1/10)	N/A	N/A	17.56%	N/A	15.89%
Since Inception (7/28/10)	14.57%	16.39%	N/A	N/A	17.47%
Since Inception (10/29/13)	N/A	N/A	N/A	-1.71%	-0.29%
		Expense Ratios[2]
Gross		2.20%	2.20%	1.95%
With Applicable Waivers		0.99%	0.99%	0.74%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-855-280-9648.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions. Returns for periods less than 1 year are not annualized.
[1]	The S&P 500® Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.
[2]	The expense ratios are from the Fund’s prospectus dated October 28, 2013. The Adviser has contractually agreed to waive its management fee and/or reimburse certain operating expenses through February 28, 2014, but only to the extent necessary so that the Fund’s net expenses, excluding brokerage fees and commissions, borrowing costs (such as (a) interest expense and (b) dividends on securities sold short), taxes, extraordinary expenses, 12b-1 fees (if applicable), and any indirect expenses (such as fees and expenses of acquired funds), do not exceed 1.00%. Additional information pertaining to the Fund’s expense ratios as of October 31, 2013 can be found on the financial highlights.

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing. The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

3

The chart above assumes an initial investment of $10,000 made on March 1, 2010 (commencement of Class N operations) held through October 31, 2013. S&P 500® Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-855-280-9648. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

4

PORTFOLIO ILLUSTRATION

October 31, 2013 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments (excluding Short-Term Investments).

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

5

Summary of Fund’s Expenses – (Unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and short-term redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Each Fund’s example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 through October 31, 2013).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the fee imposed on sales charges and short-term redemptions. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. If incurred, the short-term redemption fee imposed by the Fund would increase your expenses.

		Beginning Account Value, May 1, 2013	Ending Account Value, October 31, 2013	Expenses Paid During Period[1]	Annualized Expense Ratio
Dana Large Cap Equity Fund
Class A Shares	Actual	$1,000.00	$1,106.10	$7.81	1.47%
	Hypothetical[2]	$1,000.00	$1,017.79	$7.48	1.47%
Class N Shares	Actual	$1,000.00	$1,108.70	$5.21	0.98%
	Hypothetical[2]	$1,000.00	$1,020.27	$4.99	0.98%
Institutional Class	Actual[3]	$1,000.00	$1,002.90	$0.06	0.73%
	Hypothetical[2]	$1,000.00	$1,021.53	$3.72	0.73%

[1]	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratios reflect reimbursement of expenses by the Fund’s Adviser for the period beginning May 1, 2013 to October 31, 2013. The “Financial Highlights” tables in the Fund’s financial statements, included in the report, also show the gross expense ratios, without such reimbursements.
[2]	Hypothetical assumes 5% annual return before expenses.
[3]	Expenses are equal to the Fund’s annualized expense ratio, multiplied by average account value over the period, multiplied by 3/365 (to reflect partial period). Information shown reflects values using the expense ratio for the period October 29, 2013 (date of commencement of operations) to October 31, 2013.

6

Dana Large Cap Equity Fund

Schedule of Investments

October 31, 2013

	Shares	Fair Value
Common Stocks — 98.15%

Consumer Discretionary — 13.86%
CBS Corp. – Class B	6,069	$358,921
Comcast Corp. – Class A	7,000	333,060
GNC Holdings, Inc.	4,500	264,690
Hanesbrands, Inc.	5,500	374,660
Johnson Controls, Inc.	6,600	304,590
Magna International, Inc.	4,600	389,620
Whirlpool Corp.	2,200	321,222
Wyndham Worldwide Corp.	5,100	338,640

		2,685,403

Consumer Staples — 9.10%
CVS Caremark Corp.	5,400	336,204
Kimberly-Clark Corp.	3,600	388,800
Kroger Co./The	8,800	376,992
Lorillard, Inc.	8,000	408,080
Wal-Mart Stores, Inc.	3,300	253,275

		1,763,351

Energy — 10.57%
Chevron Corp.	2,600	311,896
ConocoPhillips	4,700	344,510
Exxon Mobil Corp.	3,800	340,556
Halliburton Co.	6,800	360,604
Helmerich & Payne, Inc.	4,800	372,240
SM Energy Co.	3,600	318,996

		2,048,802

Financials — 14.36%
Allstate Corp./The	5,600	297,136
Discover Financial Services	7,000	363,160
Fifth Third Bancorp	17,000	323,510
JPMorgan Chase & Co.	7,200	371,088
Lincoln National Corp.	7,900	358,739
MetLife, Inc.	7,100	335,901
State Street Corp.	5,600	392,392
Wells Fargo & Co.	8,000	341,520

		2,783,446

Health Care — 12.64%
AbbVie, Inc.	8,400	406,980
Amgen, Inc.	2,900	336,400
CIGNA Corp.	4,100	315,618
Johnson & Johnson	3,300	305,613
Mylan, Inc. *	10,000	378,700
Omnicare, Inc.	6,600	363,990

The accompanying notes are an integral part of these financial statements.

7

	Shares	Fair Value
Thermo Fisher Scientific, Inc.	3,500	$342,230

		2,449,531

Industrials — 10.70%
AGCO Corp.	5,600	326,928
Boeing Co./The	2,700	352,350
Delta Air Lines, Inc.	17,000	448,460
Dover Corp.	3,600	330,444
Union Pacific Corp.	2,100	317,940
United Technologies Corp.	2,800	297,500

		2,073,622

Information Technology — 16.80%
Alliance Data Systems Corp. *	1,577	373,844
Apple, Inc.	640	334,304
Avnet, Inc.	6,300	250,110
CA, Inc.	6,200	196,912
Cisco Systems, Inc.	13,500	303,750
Intel Corp.	14,000	342,020
International Business Machines Corp.	1,680	301,073
KLA-Tencor Corp.	4,400	288,640
Oracle Corp.	8,400	281,400
QUALCOMM, Inc.	4,000	277,880
Seagate Technology PLC	6,267	305,077

		3,255,010

Materials — 3.49%
Eastman Chemical Co.	4,200	330,918
International Paper Co.	6,200	276,582
Lyondellbasell Industries N.V. – Class A	920	68,632

		676,132

Real Estate Investment Trusts — 1.24%
Omega Healthcare Investors, Inc.	7,200	239,328

Telecommunication Services — 2.31%
AT&T, Inc.	6,100	220,820
Verizon Communications, Inc.	4,500	227,295

		448,115

Utilities — 3.08%
CMS Energy Corp.	7,600	208,696
NextEra Energy, Inc.	2,000	169,500
Xcel Energy, Inc.	7,600	219,336

		597,532

Total Common Stocks (Cost $14,909,153)		19,020,272

The accompanying notes are an integral part of these financial statements.

8

	Shares	Fair Value
Short-Term Investments — 2.36%
Fidelity Institutional Money Market Portfolio – Institutional Class, 0.080% (a)	456,908	$456,908

Total Short-Term Investments (Cost $456,908)		456,908

Total Investments — 100.51% (Cost $15,366,061)		19,477,180

Liabilities in Excess of Other Assets — (0.51)%		(99,549)

TOTAL NET ASSETS — 100.00%		$19,377,631

(a)	Rate disclosed is the seven day yield as of October 31, 2013.
*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

October 31, 2013

Dana Large Cap Equity Fund
Assets:
Investments in securities, at fair value (Cost $15,366,061)	$19,477,180
Dividends receivable	16,054
Receivable for investments sold	555,233
Receivable for fund shares sold	19,003
Prepaid expenses	23,812

Total assets	20,091,282

Liabilities:
Payable for fund shares redeemed	68
Payable for investments purchased	679,453
Payable to Adviser	690
Payable for Distribution Fees	3,715
Payable to administrator, fund accountant, and transfer agent	3,480
Payable to custodian	2,102
Payable to Chief Compliance Officer	11,312
Payable to trustees and officers	901
Other accrued expenses	11,930

Total Liabilities	713,651

Net Assets	$19,377,631

Net Assets Consist of:
Paid in capital	$13,974,317
Accumulated undistributed net realized gain on investments	1,292,195
Unrealized appreciation in value of investments	4,111,119

Net Assets	$19,377,631

Class N:
Net Assets	$18,305,769

Shares outstanding	1,064,931

Net asset value (“NAV”) and offering price per share	$17.19

Redemption price per share (NAV*0.98) (a)	$16.85

Class A:
Net Assets	$799,179

Shares outstanding	46,558

Net asset value (“NAV”) per share	$17.17

Offering price per share (NAV/0.95) (b)	$18.07

Redemption price per share (NAV*0.98) (a)	$16.83

Institutional Class:
Net Assets	$272,683

Shares outstanding	15,862

Net asset value (“NAV”) and offering price per share	$17.19

Redemption price per share (NAV*0.98) (a)	$16.85

(a)	The Fund charges a 2.00% redemption fee on shares redeemed within 60 days of purchase.
(b)	Class A shares impose a maximum 5.00% sales charge on purchases.

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

Year Ended October 31, 2013

	Dana Large Cap Equity Fund
Investment Income:
Dividend income (net of foreign withholding tax of $805)	$366,674

Total investment income	366,674

Expenses:
Adviser Fees	118,817
Distribution Fees:
Class N	38,570
Class A	950
Class C	429	(a)
Transfer Agent Fees	30,532
Fund Accounting Fees	2,955
Administration Fees	7,772
Registration Fees	34,617
Audit Fees	8,530
Shareholder Service Fees (non 12b-1)	1,000
Legal Fees	10,863
Custody Fees	6,380
Printing Fees	4,368
Compliance Officer Fees	33,664
Trustee Fees	12,652
Other Fees	3,757

Total expenses	315,856

Fees contractually waived by Adviser	(158,001)

Net operating expenses	157,855

Net investment income	208,819

Realized & Unrealized Gain on Investments
Net realized gain on investment securities	1,297,323
Change in unrealized appreciation on investment securities	2,231,812

Net realized and unrealized gain on investment securities	3,529,135

Net increase in net assets resulting from operations	$3,737,954

(a)	For the period November 1, 2012 to August 19, 2013 (effective date of Class C shares conversion to Class A shares).

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

	Dana Large Cap Equity Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
Increase (Decrease) in Net Assets due to:
Operations:
Net investment income	$208,819	$124,232
Net realized gain on investment securities	1,297,323	75,546
Change in unrealized appreciation on investment securities	2,231,812	1,297,725

Net increase in net assets resulting from operations	3,737,954	1,497,503

Distributions:
From net investment income, Class N	(213,577)	(118,049)
From net investment income, Class A	(3,890)	(4,474)
From net investment income, Class C (a)	(139)	(64)
From realized gain, Class N	(74,911)	(105,038)
From realized gain, Class A	(1,602)	(3,254)
From realized gain, Class C (a)	(304)	—

Total distributions	(294,423)	(230,879)

Capital Transactions – Class N:
Proceeds from shares sold	3,559,617	3,149,060
Reinvestment of distributions	276,526	222,392
Amount paid for shares redeemed	(1,715,924)	(735,672)

Total Class N	2,120,219	2,635,780

Capital Transactions – Class A:
Proceeds from shares sold	533,513	466,333
Proceeds from shares converted from Class C	62,900	—
Reinvestment of distributions	5,492	7,729
Amount paid for shares redeemed	(540,288)	(139,675)

Total Class A	61,617	334,387

Capital Transactions – Class C (a):
Proceeds from shares sold	33,000	63,035
Reinvestment of distributions	443	64
Amount paid for shares redeemed	(52,323)	—
Amount converted to Class A	(62,900)	—

Total Class C	(81,780)	63,099

Capital Transactions – Institutional Class (b):
Proceeds from shares sold	271,870	—
Reinvestment of distributions	—	—
Amount paid for shares redeemed	—	—

Total Institutional Class	271,870	—

Net increase in net assets resulting from capital transactions	2,371,926	3,033,266

Total Increase in Net Assets	5,815,457	4,299,890

Net Assets:
Beginning of year	13,562,174	9,262,284

End of year	$19,377,631	$13,562,174

Accumulated net investment income included in net assets at end of year	$—	$5,745

The accompanying notes are an integral part of these financial statements.

12

	Dana Large Cap Equity Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
Share Transactions – Class N:
Shares sold	230,138	246,131
Shares issued in reinvestment of distributions	18,834	17,688
Shares redeemed	(107,298)	(57,617)

Total Class N	141,674	206,202

Share Transactions – Class A:
Shares sold	31,099	34,500
Shares converted from Class C	3,876	—
Shares issued in reinvestment of distributions	387	608
Shares redeemed	(37,550)	(10,399)

Total Class A	(2,188)	24,709

Share Transactions – Class C (a):
Shares sold	2,126	4,686
Shares issued in reinvestment of distributions	32	4
Shares redeemed	(2,973)	—
Shares converted to Class A	(3,876)	—

Total Class C	(4,691)	4,690

Share Transactions – Institutional Class (b):
Shares sold	15,862	—
Shares issued in reinvestment of distributions	—	—
Shares redeemed	—	—

Total Institutional Class	15,862	—

(a)	For the period November 1, 2012 to August 19, 2013 (effective date of Class C shares conversion to Class A shares).
(b)	For the period October 29, 2013 (Institutional Class shares commenced operations) to October 31, 2013.

13

The accompanying notes are an integral part of these financial statements.

Dana Large Cap Equity Fund – Class N

Financial Highlights

Selected data for a share outstanding throughout the period.

	Years Ended			Period Ended 10/31/2010(a)
	10/31/2013	10/31/2012	10/31/2011
Net Asset Value, at Beginning of Period	$13.88	$12.50	$11.83	$10.00

Income From Investment Operations:
Net Investment Income (Loss) *	0.21	0.14	0.09	0.06
Net Gain (Loss) on Securities (Realized and Unrealized)	3.40	1.51	0.67	1.81

Total from Investment Operations	3.61	1.65	0.76	1.87

Distributions:
From Net Investment Income	(0.22)	(0.14)	(0.09)	(0.04)
From Net Realized Gain	(0.08)	(0.13)	—	—

Total from Distributions	(0.30)	(0.27)	(0.09)	(0.04)

Redemption Fees ***	—	—	—	—

Net Asset Value, at End of Period	$17.19	$13.88	$12.50	$11.83

Total Return **	26.35%	13.44%	6.40%	18.76	%(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$18,306	$12,819	$8,961	$3,524
Before Waiver
Ratio of Expenses to Average Net Assets	1.99%	2.30%	3.50%	9.63	%(c)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.32%	0.24%	(1.28)%	(7.32	)%(c)
After Waiver
Ratio of Expenses to Average Net Assets	0.98%	1.50%	1.50%	1.50	%(c)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.33%	1.04%	0.72%	0.82	%(c)
Portfolio Turnover	70%	54%	53%	32	%(b)

(a)	The Dana Large Cap Equity Fund Class N commenced operations on March 1, 2010.
(b)	Not annualized
(c)	Annualized
*	Per share net investment income has been determined on the basis of average shares outstanding during the period.
**	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.
***	The amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

14

Dana Large Cap Equity Fund – Class A

Financial Highlights

Selected data for a share outstanding throughout the period.

	Years ended			Period Ended 10/31/2010(a)
	10/31/2013	10/31/2012	10/31/2011
Net Asset Value, at Beginning of Period	$13.92	$12.52	$11.84	$10.95

Income From Investment Operations:
Net Investment Income (Loss) *	0.13	0.14	0.08	—	***
Net Gain (Loss) on Securities (Realized and Unrealized)	3.39	1.52	0.67	0.89

Total from Investment Operations	3.52	1.66	0.75	0.89

Distributions:
From Net Investment Income	(0.19)	(0.13)	(0.07)	—
From Net Realized Gain	(0.08)	(0.13)	—	—

Total from Distributions	(0.27)	(0.26)	(0.07)	—

Redemption Fees ***	—	—	—	—

Net Asset Value, at End of Period	$17.17	$13.92	$12.52	$11.84

Total Return **	25.67%	13.54%	6.36%	8.13	%(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$799	$678	$301	$3
Before Waiver:
Ratio of Expenses to Average Net Assets	1.98%	2.27%	3.11%	4.75	%(c)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.35%	0.22%	(0.95)%	(2.94	)%(c)
After Waiver:
Ratio of Expenses to Average Net Assets	1.49%	1.50%	1.50%	1.50	%(c)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.84%	1.00%	0.66%	0.31	%(c)
Portfolio Turnover	70%	54%	53%	32	%(c)

(a)	The Dana Large Cap Equity Fund Class A commenced operations on July 28, 2010.
(b)	Not annualized
(c)	Annualized
*	Per share net investment income has been determined on the basis of average shares outstanding during the period.
**	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, excluding maximum sales charge, and is not annualized for periods of less than one year.
***	The amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

15

Dana Large Cap Equity Fund – Institutional Class

Financial Highlights

Selected data for a share outstanding throughout the period.

	Period Ended 10/31/2013(a)
Net Asset Value, at Beginning of Period	$17.14

Income From Investment Operations:
Net Investment Income (Loss) *	—	***
Net Gain (Loss) on Securities (Realized and Unrealized)	0.05

Total from Investment Operations	0.05

Net Asset Value, at End of Period	$17.19

Total Return **	0.29	%(c)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$273
Before Waiver:
Ratio of Expenses to Average Net Assets	1.53	%(b)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.31	)%(b)
After Waiver:
Ratio of Expenses to Average Net Assets	0.73	%(b)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.49	%(b)
Portfolio Turnover	70	%(c)

(a)	The Dana Large Cap Equity Fund Institutional Class commenced operations on October 29, 2013.
(b)	Annualized
(c)	Not annualized
*	Per share net investment income has been determined on the basis of average shares outstanding during the period.
**	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.
***	The amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

16

Dana Large Cap Equity Fund

Notes to the Financial Statements

October 31, 2013

NOTE 1. ORGANIZATION

The Dana Large Cap Equity Fund (the “Fund”), formally known as the Dana Large Cap Core Fund, is an open-end diversified series of the Valued Advisers Trust (the “Trust”). The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (“Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is Dana Investment Advisors, Inc. (the “Adviser”). The Fund seeks long-term growth of capital.

The Fund currently offers Class N shares, Class A shares, and Institutional Class shares. Each share represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as declared by the Board. Each class of shares has identical rights and privileges except with respect to the fees paid under distribution (12b-1) or service organization plans, voting rights on matters affecting a single class of shares, sales charges, and exchange privileges. Class A currently has a maximum sales charge on purchases of 5.00% as a percentage of the original purchase price. All three share classes impose a 2.00% redemption fee on shares redeemed within 60 days of purchase. Class C shares were converted into Class A shares on August 19, 2013 and are no longer offered.

The Fund was previously a series of the Epiphany Funds, an unaffiliated registered investment company and was named Dana Large Cap Core Fund. On October 22, 2013, shareholders of the Fund voted to reorganize the Fund into the Trust effective October 28, 2013 (see Note 8 for proxy voting results).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with the generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

For the fiscal year ended October 31, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. The Fund is subject to examination by U.S. federal tax authorities for the last four tax year ends and the interim tax period since then.

17

Dana Large Cap Equity Fund

Notes to the Financial Statements

October 31, 2013

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board). Expenses attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and expenses are allocated to each class based on the net assets in relation to the relative net assets of the Fund.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Fund intends to distribute substantially all of its net investment income on a quarterly basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains on an annual basis. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

For the year ended October 31, 2013, the Fund made the following reclassifications to increase/(decrease) the components of net assets:

Paid in Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$ —	$3,042		$(3,042)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

18

Dana Large Cap Equity Fund

Notes to the Financial Statements

October 31, 2013

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based, on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, exchange-traded funds and real estate investment trusts, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. Securities traded in the NASDAQ over-the-counter market are generally valued by a pricing service at the NASDAQ official closing price. Lacking a last sale price, an exchange security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ official closing price.

When using the market quotations or close prices provided by a pricing service and when the market is considered active, the security is classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security is classified as a Level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities are categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the funds. These securities are categorized as Level 1 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined represents fair value. These securities are classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence

19

Dana Large Cap Equity Fund

Notes to the Financial Statements

October 31, 2013

of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2013:

	Valuation Inputs
Assets	Level 1 Quoted Prices in Active Markets	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks*	$19,020,272	$—	$—	$19,020,272
Money Market Securities	456,908	—	—	456,908
Total	$19,477,180	$—	$—	$19,477,180

*Refer to Schedule of Investments for industry classifications.

The Fund did not hold any investments at any time during the reporting period in which other significant observable inputs (Level 2) were used in determining fair value. The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

The Trust recognizes transfers between fair value hierarchy levels at the reporting period end. There were no transfers between any levels as of October 31, 2013.

NOTE 4. ADVISER FEES AND OTHER TRANSACTIONS

Under the terms of the management agreement between the Trust and the Adviser (the “Agreement”) for the Fund, the Adviser manages the Fund’s investments subject to oversight of the Board. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.70% of the average daily net assets of the Fund. Prior to October 28, 2013, Trinity Fiduciary Partners LLC (“Trinity”) acted as the Fund’s adviser and was paid 0.75% of the average daily net assets of the Fund. For the fiscal year ended October 31, 2013, the Adviser and Trinity earned fees of $118,817 from the Fund before the waivers described below. At October 31, 2013, the Fund owed $690 to Trinity.

Beginning October 28, 2013, the Adviser has contractually agreed to waive its management fee and/or reimburse certain operating expenses through February 28, 2017, but only to the extent necessary so that the Fund’s net expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, fees and expenses paid under a distribution plan adopted pursuant to Rule 12b-1, fees and expenses paid under a shareholder services plan, and indirect expenses (such as “acquired funds fees and expenses”) do not exceed 0.73% for Class N, Class A and Institutional shares. From November 1, 2012 to October 27, 2013, the previous investment adviser contractually agreed to waive its management fee and/or reimburse certain operating expenses, but only to the extent necessary so that the Fund’s net expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and indirect expenses (such as “acquired funds fees and expenses”) did not exceed 0.98, 1.50%, and 2.25% per annum for the Class N, Class A, and Class C shares respectively.

20

Dana Large Cap Equity Fund

Notes to the Financial Statements

October 31, 2013

Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation. The contractual agreement is in effect through February 28, 2017. The expense cap may not be terminated prior to this date except by the Board. For the fiscal year ended October 31, 2013, the Adviser waived fees of $158,001 from the Fund. Amounts subject to potential recoupment by the Adviser prior to the reorganization as a series of the Valued Advisers Trust are no longer available for recoupment.

The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions are as follows:

Amount	Recoverable through October 31,
$ 2,189	2016

The Trust retains Huntington Asset Services, Inc. (“HASI”) to manage the Fund’s business affairs and to provide the Fund with administrative services, including all regulatory, reporting and necessary office equipment and personnel. The Trust also retains HASI to act as the Fund’s transfer agent and to provide the Fund with fund accounting services. For the fiscal year ended October 31, 2013 HASI earned and was owed $600 for its services. Prior to October 28, 2013, Mutual Shareholder Services (“MSS”) served as the Fund’s transfer agent and fund accountant. For the fiscal year ended October 31, 2013, MSS earned fees of $40,659. At October 31, 2013, MSS was owed $2,880 for its services.

Certain officers and one Trustee of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Unified Financial Securities, Inc. (the “Distributor”) and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). Prior to October 28, 2013, Rafferty Capital Markets, LLC served as the Fund’s distributor. For the fiscal year ended October 31, 2013, the Custodian earned fees $6,380 for custody services. At October 31, 2013, the Custodian was owed $2,102 for custody services.

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay the Distributor and/or any registered securities dealer, financial institution or any other person (a “Recipient”) a shareholder servicing fee aggregating 0.25% of the average daily net assets of the Class N and Class A shares in connection with the promotion and distribution of the Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts. The Fund or the Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is paid regardless of 12b-1 expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. For the fiscal year ended October 31, 2013, Class N shares 12b-1 expense incurred by the Fund was $38,570 and Class A shares 12b-1 expense incurred by the Fund was $950. The Fund owed $3,636 for Class N shares and $79 for Class A shares 12b-1 fees as of October 31, 2013.

21

Dana Large Cap Equity Fund

Notes to the Financial Statements

October 31, 2013

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended October 31, 2013, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

Purchases	Sales
$ 13,023,126	$10,920,074

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. At October 31, 2013, Charles Schwab & Co. (“Schwab”) and TD Ameritrade, Inc. (“Ameritrade”) owned, as record shareholders, 37.63% and 25.81%, respectively, of the outstanding shares of Class N. At October 31, 2013, the Adviser owned, as a record shareholder, 100% of the outstanding shares of Institutional Class. The Trust does not know whether Schwab or Ameritrade, or any of the underlying beneficial owners, owned or controlled 25% or more of the voting securities of the Class N.

NOTE 7. FEDERAL TAX INFORMATION

At October 31, 2013, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross Unrealized Appreciation	$4,151,515
Gross Unrealized Depreciation	(40,396)

Net Unrealized Appreciation	$4,111,119

At October 31, 2013, the aggregate cost of securities for federal income tax purposes was $15,366,061 for the Fund.

At October 31, 2013, the Fund’s most recent fiscal year end, the components of distributable earnings (accumulated losses) on a tax basis was as follows:

Undistributed Ordinary Income	$206,368
Undistributed Long-Term Capital Gains	1,085,827
Unrealized Appreciation (Depreciation)*	4,111,119

Total Accumulated Earnings (Deficit)	$5,403,314

22

Dana Large Cap Equity Fund

Notes to the Financial Statements

October 31, 2013

On December 20, 2013, the Fund paid distributions to shareholders of record on December 19, 2013 as follows:

Class	Distribution Type	Per Share
Class N	Ordinary Income	$0.034813
	Short-Term capital gain	$0.177923
	Long-Term capital gain	$0.937812

Class A	Ordinary Income	$0.043919
	Short-Term capital gain	$0.177923
	Long-Term capital gain	$0.937812

Institutional Class	Ordinary Income	$0.072402
	Short-Term capital gain	$0.177923
	Long-Term capital gain	$0.937812

The tax character of distributions for the fiscal years ended October 31, 2013 and October 31, 2012 was as follows:

	2013	2012
Distributions paid from:
Ordinary Income	$217,606	$10,354
Net Long-Term Capital Gains	76,816	—

Total Distributions Paid	$294,422	$10,354

NOTE 8. PROXY VOTING RESULTS (Unaudited)

A special meeting was held October 22, 2013 to obtain shareholder approval to reorganize the Dana Large Cap Equity Fund from a series of the Epiphany Funds to a series of the Valued Advisors Trust.

The result of this special meeting shareholder vote was as follows:

For	769,145
Against	0
Abstain	0

NOTE 9. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Unaudited)

At a meeting on July 23, 2013, the Board selected and approved Cohen Fund Audit Services, Ltd. as the Independent Registered Public Accounting Firm for the Fund, replacing Sanville & Company.

NOTE 10. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based upon this evaluation, and at a Board meeting held December 9-11, 2013, Andrea N. Mullins was appointed to serve as Trustee to the Trust and Bryan W. Ashmus was appointed to serve as Principal Financial Officer and Treasurer. This information is reflected in the “Trustees and Officers” table.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Dana Large Cap Equity Fund

(Valued Advisers Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Dana Large Cap Equity Fund (the “Fund”), a series of Valued Advisers Trust, as of October 31, 2013, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Fund’s financial statements and financial highlights for the periods ended on or prior to October 31, 2012, were audited by other auditors whose report dated December 19, 2012, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dana Large Cap Equity Fund as of October 31, 2013, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

December 30, 2013

24

TRUSTEES AND OFFICERS (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

The following table provides information regarding each of the Independent Trustees.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Dr. Merwyn R. Vanderlind, 77, Independent Trustee, August 2008 to present.	Retired; Consultant to Battelle Memorial Institute (International Science and Technology Research Enterprise) on business investments from 2001 to 2003; Formerly employed with Battelle Memorial Institute from 1966 to 2003 in various positions, including the Executive Vice President of Battelle Institute from 1991 to 2001, General Manager from 1985 to 1991, Director of the Battelle Industrial Technology Center (Geneva, Switzerland) from 1983 to 1985, and Practicing Researcher from 1966 to 1983.
Ira Cohen, 54 Independent Trustee, June 2010 to present.	Independent financial services consultant (Feb. 2005 – present).
Andrea N. Mullins, 46 Independent Trustee, December 2013 to present.	Principal Financial Officer, Treasurer, Secretary for the Eagle Family of Funds 2004-2010; Chief Financial Officer of Eagle Fund Services (a wholly owned subsidiary of Raymond James Financial) 2008-2010; Vice President and Treasurer of Eagle Fund Services 1996-2008.
*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust consists of 16 series.

The following table provides information regarding the Trustee who is considered an “interested person” of the Trust, as that term is defined under the 1940 Act. Based on the experience of the Trustee, the Trust concluded that the individual described below should serve as a Trustee.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
R. Jeffrey Young, 48, Trustee and Chairman, June 2010 to present.	Principal Executive Officer and President, Valued Advisers Trust since February 2010; Senior Vice President, Huntington Asset Services, Inc. since January 2010; Chief Executive Officer, Huntington Funds since February 2010; Chief Executive Officer, The Huntington Strategy Shares since November 2010; President and Chief Executive Officer, Dreman Contrarian Funds March 2011 to February 2013; Trustee, Valued Advisers Trust, August 2008 to January 2010; Managing Director and Chief Operating Officer of Professional Planning Consultants 2007 to 2010.
*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust consists of 16 series.

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The following table provides information regarding the Officers of the Trust:

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
R. Jeffrey Young, 48, Principal Executive Officer and President, February 2010 to present.	Trustee, Valued Advisers Trust since June 2010; Senior Vice President, Huntington Asset Services, Inc. since January 2010; Chief Executive Officer, Huntington Funds since February 2010; President and Chief Executive Officer, Dreman Contrarian Funds since March 2011; Trustee, Valued Advisers Trust, August 2008 to January 2010; Managing Director and Chief Operating Officer of Professional Planning Consultants 2007 to 2010.
John C. Swhear, 52, Chief Compliance Officer, AML Officer and Vice President, August 2008 to present.	Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Senior Vice President of the Unified Series Trust since May 2007; Secretary of Huntington Funds since April 2010; President and Chief Executive Officer of Dreman Contrarian Funds from March 2010 to March 2011, and Vice President and Acting Chief Executive Officer, 2007 to March 2010.
Carol J. Highsmith, 48, Vice President, August 2008 to present.	Employed in various positions with Huntington Asset Services, Inc., the Trust’s administrator, since November of 1994; currently Vice President of Legal Administration.
Matthew J. Miller, 36, Vice President, December 2011 to present.	Employed in various positions with Huntington Asset Services, Inc., the Trust’s administrator, since July of 1998; currently Vice President of Relationship Management; Vice President of Huntington Funds since February 2010.
Bryan W. Ashmus, 40 Principal Financial Officer and Treasurer, December 2013 to present	Vice President, Financial Administration, HASI (September 2013 to present); Chief Financial Officer and Treasurer, The Huntington Strategy Shares and The Huntington Funds Trust (November 2013 to present); Vice President, Treasurer Services, Citi Fund Services Ohio, Inc., (May 2005 to September 2013).
Heather Bonds, 37, Secretary, October 2012 to present.	Employed in various positions with Huntington Asset Services, Inc., the Trust’s administrator, since January of 2004; currently Certified Paralegal and Section Manager 2.
*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust consists of 16 series.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (877) 670-2227 to request a copy of the SAI or to make shareholder inquiries.

26

Management Agreement Renewal (Unaudited)

At a meeting held on July 23, 2013, the Board of Trustees (the “Board”) considered the initial approval of an Investment Advisory Agreement (the “Agreement”) between the Trust and Dana Investment Advisers, Inc. (the “Adviser”) on behalf of the Dana Large Cap Equity Fund (the “Fund”). Counsel noted that the 1940 Act requires the approval of the Agreement between the Trust and the Adviser by a majority of the Independent Trustees. The Board discussed the arrangements between the Adviser and the Trust with respect to the Fund. The Board reviewed a memorandum from Counsel, and addressed to the Trustees that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the Agreement. Counsel discussed with the Trustees the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the Agreement, including the following material factors: (i) the nature, extent, and quality of the services provided by the Adviser; (ii) the investment performance of the predecessor to Fund; (iii) the costs of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund; (iv) the extent to which economies of scale would be realized if the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the investors of the Fund; and (v) the Adviser’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information specifically prepared and/or presented in connection with this approval process, including information presented at the Meeting. The Board requested and was provided with information and reports relevant to the approval of the Agreement, including: (i) information regarding the services and support and to be provided (and provided) to the Fund (and its predecessor) and shareholders by the Adviser; (ii) commentary on the performance of the predecessor of the Fund; (iii) a presentation by the Adviser addressing investment philosophy, investment strategy, personnel and operations; (iv) an overview of the compliance culture of the Adviser; and (v) disclosure information contained in the draft prospectus and SAI of the Trust with respect to the Fund and the Form ADV of the Adviser. The Board also requested and received various informational materials including, without limitation: (i) documents containing information about the Adviser, including financial information, a description of personnel and the services to be provided to the Fund, information on investment advice, performance, summaries of Fund expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Fund; and (iii) benefits to be realized by the Adviser from its relationship with the Fund. The Board also reflected on the fact that the Fund was currently in operations (as the Dana Large Cap Core Fund in another mutual fund family) and is administered by another administrator. It was noted that the proposed Agreement contained a fee of 0.75%; representatives of the Adviser indicated that it was advising the Board in this Meeting that the fee was to be reduced to 0.70%. The Board also noted that representatives of the Adviser noted that the expense limitation agreement, subject to the standard carve-outs, would be maintained at 0.73%.

The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors.

1.

The nature, extent, and quality of the services to be provided by the Adviser. In this regard, the Board considered the Adviser’s responsibilities under the Agreement. The Board considered the services provided by the Adviser to a predecessor of the Fund (in a sub-advisory capacity). The Trustees also considered the services proposed to be provided by the Adviser, including without limitation: the quality of its investment advisory services (including research and recommendations with respect to portfolio securities), its process for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations, its anticipated coordination of services for the Fund among the Fund’s service providers, and its anticipated efforts to promote the Fund and grow its assets. The Trustees considered the Adviser’s continuity of, and commitment to retain, qualified personnel and the Adviser’s commitment to maintain and enhance its resources and systems, and the Adviser’s cooperation with the Board and Counsel for the Fund in connection with the reorganization of the predecessor fund. The Trustees considered the Adviser’s personnel, including the education and experience of the Adviser’s personnel. After considering

27

the foregoing information and further information in the Meeting materials provided by the Adviser (including the Adviser’s Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services proposed to be provided by the Adviser will be satisfactory and adequate for the Fund.

2.	Investment Performance of the Fund and the Adviser. In considering the investment performance of the Fund and the Adviser, the Trustees compared the performance of the Fund with the performance of funds with similar objectives managed by other investment advisers, as well as with aggregated peer group data. The Trustees also consider the Adviser’s management of accounts with similar objectives as the Fund. The Trustees also considered the consistency of the Adviser’s management of the Fund with its investment objective, strategies, and limitations. The Trustees noted that the Fund generally performed above its peer group category and its benchmark. The Trustees also considered the Fund’s performance relative to the performance of the Adviser’s composite for accounts managed similarly to the Fund based on recent data and observed that the Fund performed comparably to those other accounts. After reviewing and discussing the investment performance of the Fund further, the Adviser’s experience managing the Fund (i.e., the predecessor fund), the Adviser’s historical performance, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Fund and the Adviser was acceptable.

3.	The costs of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund. In considering the costs of services to be provided and the profits to be realized by the Adviser from the relationship with the Fund, the Trustees considered: (1) the Adviser’s financial condition of the Adviser and the level of commitment to the Fund and the Adviser by the principals of the Adviser; (2) the projected asset levels of the Fund; (3) the Adviser’s payment of reorganization and other startup costs for the Fund; and (4) the overall anticipated expenses of the Fund, including the expected nature and frequency of advisory fee payments. The Board also considered potential benefits for the Adviser in managing the Fund. The Board compared the expected fees and expenses of the Fund (including the management fee) to other funds comparable to the Fund in terms of the type of fund, the style of investment management, the anticipated size of fund and the nature of the investment strategy and markets invested in, among other factors. The Board determined that the Fund’s management fee was generally higher than the average and median for its anticipated category. The Board noted, however, that in light of the contractual expense limitation agreement, the overall expense ratio was very favorable relative to the Fund’s anticipated category. Following this comparison and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Adviser by the Fund were fair and reasonable.

4.	The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Board considered the Fund’s fee arrangement with the Adviser. The Board considered that while the management fee remained the same at all levels, the Fund’s shareholders would experience benefits from the expense limitation arrangement. In light of the foregoing, the Trustees determined that the fee arrangements for the Fund, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Adviser.

5.

Possible conflicts of interest and benefits to the Adviser. In evaluating the possibility for conflicts of interest, the Board considered such matters as: the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and/or the Adviser’s other accounts; the method for bunching of portfolio securities transactions; the substance and administration of the Adviser’s code of ethics and other relevant policies described in the Adviser’s Form ADV. The Board considered that while currently immaterial to the Adviser’s overall research budget, the Adviser will benefit from soft dollars on trades generated for the Fund. With respect to these benefits (in addition to the fees under the Agreement), the Board noted that the Adviser would benefit from its relationship with the Fund as the Fund would provide a vehicle for the Adviser to market to smaller clients and it would allow it to access distribution channels previously unavailable to it. Following further consideration and discussion, the Board indicated that the Adviser’s standards and practices relating to the identification and mitigation of potential

28

conflicts of interest were satisfactory and the anticipated benefits to be realized by the Adviser from managing the Fund were acceptable.

After additional consideration of the factors delineated in the memorandum provided by Counsel and further discussion among the Board, the Board determined to approve the continuation of the Agreement between the Trust and the Adviser.

29

VALUED ADVISERS TRUST

PRIVACY POLICY

The following is a description of the policies of the Valued Advisers Trust (the “Trust”) regarding disclosure of nonpublic personal information that shareholders provide to a series of the Trust (each, a “Fund”) or that the Fund collects from other sources. In the event that a shareholder hold shares of a Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how shareholder nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information A Fund May Collect.    A Fund may collect the following nonpublic personal information about its shareholders:

•	Information the Fund receives from a shareholder on applications or other forms, correspondence, or conversations (such as the shareholder’s name, address, phone number, social security number, and date of birth); and

•	Information about the shareholder’s transactions with the Fund, its affiliates, or others (such as the shareholder’s account number and balance, payment history, cost basis information, and other financial information).

Categories of Information A Fund May Disclose.    A Fund may not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. A Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process shareholder transactions and otherwise provide services to the shareholder.

Confidentiality and Security.    Each Fund shall restrict access to shareholder nonpublic personal information to those persons who require such information to provide products or services to the shareholder. Each Fund shall maintain physical, electronic, and procedural safeguards that comply with federal standards to guard shareholder nonpublic personal information.

Disposal of Information.    The Funds, through their transfer agent, have taken steps to reasonably ensure that the privacy of a shareholder’s nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Funds. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

30

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies is available without charge upon request by (1) calling the Fund at (866) 954-6682 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

R. Jeffrey Young, Chairman

Dr. Merwyn R. Vanderlind

Ira Cohen

Andrea N. Mullins

OFFICERS

R. Jeffrey Young, Principal Executive Officer and President

John C. Swhear, Chief Compliance Officer, AML Officer and Vice-President

Bryan W. Ashmus, Principal Financial Officer and Treasurer

Carol J. Highsmith, Vice President

Matthew J. Miller, Vice President

Heather Bonds, Secretary

INVESTMENT ADVISER

DANA Investment Advisors

15800 Bluemound Rd., Ste 250

Brookfield, WI 53005

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

The Law Offices of John H. Lively & Associates, Inc.,

A member firm of The 1940 Act Law GroupTM

11300 Tomahawk Creek Pkwy, Suite 310

Leawood, KS 66211

CUSTODIAN

Huntington National Bank

41 S. High St.

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert, as of December 11, 2013.

(a)(2) The audit committee financial expert is Andrea N. Mullins, who is “independent” for purposes of this Item 3 of Form N-CSR

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

Granite Value Fund:	FY 2013	$12,500
	FY 2012	$12,500
Sound Mind Investing Funds:	FY 2013	$40,000
	FY 2012	$26,500
Green Owl Intrinsic Value Fund:	FY 2013	$12,500
	FY 2012	$12,500
Geier Strategic Total Return Fund:	FY 2013	$12,500
	FY 2012	$12,500
TEAM Asset Strategy Fund:	FY 2013	$12,500
	FY 2012	$12,500
BRC Large Cap Focus Equity Fund:	FY 2013	$12,500
	FY 2012	N/A
Dreman Contrarian Small Cap Value Fund:	FY 2013	$12,500
	FY 2012	$31,222
Dana Large Cap Equity Fund:	FY 2013	$12,500
	FY 2012	$8,750

(b)	Audit-Related Fees

Registrant

Granite Value Fund:	FY 2013	$0
	FY 2012	$0
Sound Mind Investing Funds:	FY 2013	$0
	FY 2012	$0
Green Owl Intrinsic Value Fund:	FY 2013	$0
	FY 2012	$0
Geier Strategic Total Return Fund:	FY 2013	$0
	FY 2012	$0

TEAM Asset Strategy Fund:	FY 2013	$0
	FY 2012	$0
BRC Large Cap Focus Equity Fund:	FY 2013	$0
	FY 2012	N/A
Dreman Contrarian Small Cap Value Fund:	FY 2013	$0
	FY 2012	$0
Dana Large Cap Equity Fund:	FY 2013	$0
	FY 2012	$0

(c)	Tax Fees

Registrant

Granite Value Fund:	FY 2013	$2,500
	FY 2012	$2,500
Sound Mind Investing Funds:	FY 2013	$7,500
	FY 2012	$5,500
Green Owl Intrinsic Value Fund:	FY 2013	$2,500
	FY 2012	$2,500
Geier Strategic Total Return Fund:	FY 2013	$2,500
	FY 2012	$2,500
TEAM Asset Strategy Fund:	FY 2013	$2,500
	FY 2012	$2,500
BRC Large Cap Focus Equity Fund:	FY 2013	$2,500
	FY 2012	N/A
Dreman Contrarian Small Cap Value Fund:	FY 2013	$2,500
	FY 2012	$7,096
Dana Large Cap Equity Fund:	FY 2013	$2,500
	FY 2012	$1,600

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d)	All Other Fees

Registrant

Granite Value Fund:	FY 2013	$0
	FY 2012	$0
Sound Mind Investing Funds:	FY 2013	$0
	FY 2012	$0
Green Owl Intrinsic Value Fund:	FY 2013	$0
	FY 2012	$0
Geier Strategic Total Return Fund:	FY 2013	$0
	FY 2012	$0
TEAM Asset Strategy Fund:	FY 2013	$0
	FY 2012	$0
BRC Large Cap Focus Equity Fund:	FY 2013	$0
	FY 2012	N/A
Dreman Contrarian Small Cap Value Fund:	FY 2013	$0
	FY 2012	$0
Dana Large Cap Equity Fund :	FY 2013	$0
	FY 2012	$0

(e)	(1) Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f) During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2013	$0	$0
FY 2012	$0	$0

(h) Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6.	Schedule of Investments. Schedules filed with Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8.	Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10.	Submission of Matters to a Vote of Security Holders.

The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant’s board of trustees are contained in the statement of additional information of the Trust with respect to the Fund(s) for which this Form N-CSR is being filed.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)    (1)    Code is filed herewith.

(2)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Valued Advisers Trust

By *	/s/ R. Jeffrey Young
R. Jeffrey Young, President and Principal Executive Officer

Date	1/6/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By *	/s/ R. Jeffrey Young
R. Jeffrey Young, President and Principal Executive Officer

Date	1/6/2014

By *	/s/ Bryan W. Ashmus
Bryan W. Ashmus, Treasurer and Principal Financial Officer

Date	1/6/2014